UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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CUBIC CORPORATION
(Name of Registrant as Specified In Its Charter)

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2015 Notice of Annual Meeting of Shareholders and Proxy Statement

PRINCIPAL EXECUTIVE OFFICE
9333 Balboa Avenue
San Diego, California 92123

January 13, 2015

To Cubic Shareholders:

Cubic Corporation's 2015 Annual Meeting will be held in the Main Conference Room at the Headquarters of the Company, at 9333 Balboa Avenue, San Diego, California 92123, on February 24, 2015, at 11:30 a.m. Pacific Time. The formal notice and proxy statement follow.

The directors and officers of the Company invite your attendance at the meeting. Whether or not you plan to attend the meeting, we would appreciate your completing and returning the accompanying proxy which, of course, may be revoked at any time before it is used.

The Company's 2014 Annual Report is enclosed.

Sincerely yours,

Walter C. Zable

Executive Chair of the Board

PARTICIPATE IN THE FUTURE OF CUBIC CORPORATION, CAST YOUR VOTE RIGHT AWAY

It is very important that you vote to play a part in the future of Cubic Corporation. New York Stock Exchange ("NYSE") rules state that if your shares are held through a broker, bank or other nominee, they cannot vote on your behalf on non-discretionary matters.

Please cast your vote right away on all of the proposals listed below to ensure that your shares are represented.

Proposals which require your vote

		More information	Board recommendation

PROPOSAL 1	Election of directors	Page 3	FOR each nominee

PROPOSAL 2	Approval of the Cubic Corporation 2015 Incentive Award Plan	Page 11	FOR

PROPOSAL 3	Approval of the Cubic Corporation Employee Stock Purchase Plan	Page 18	FOR

PROPOSAL 4	Approval, on an advisory basis, of Cubic Corporation's named executive officer compensation	Page 22	FOR

PROPOSAL 5	Ratification of Ernst & Young LLP as Cubic Corporation's independent public accountant for 2015	Page 39	FOR

Vote right away

Even if you plan to attend this year's meeting, it is a good idea to vote your shares now, before the meeting, in the event your plans change. Whether you vote by internet, by telephone or by mail, please have your proxy card or voting instruction form in hand and follow the instructions.

By internet using your computer	By telephone	By mailing your proxy card

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903 or by calling the number provided by your broker, bank or other nominee if your shares are not registered in your name	Cast your ballot, sign your proxy card and send free of postage

TO ENSURE YOUR REPRESENTATION AT THE MEETING,
PLEASE DATE, SIGN AND MAIL PROMPTLY
THE ENCLOSED PROXY, FOR WHICH
A RETURN ENVELOPE IS PROVIDED.
YOU MAY ALSO VOTE BY
TELEPHONE OR ONLINE. SEE
ATTACHED INSTRUCTIONS FOR VOTING.

Notice of Annual Meeting

The 2015 Annual Meeting of Shareholders of Cubic Corporation will be held in the Main Conference Room at the Headquarters of the Company, at 9333 Balboa Avenue, San Diego, California 92123, on February 24, 2015, at 11:30 a.m. Pacific Time, for the following purposes:

1.
To elect seven directors for the ensuing year: Walter C. Zable, Bruce G. Blakley, Bradley H. Feldmann, Edwin A. Guiles, Steven J. Norris, Robert S. Sullivan and John H. Warner, Jr.;
2.
To approve the Cubic Corporation 2015 Incentive Award Plan;
3.
To approve the Cubic Corporation Employee Stock Purchase Plan;
4.
To consider and vote upon, on an advisory basis, the compensation of the Company's executive officers;
5.
To confirm the selection of Ernst & Young LLP as the Company's independent registered public accountants for fiscal year 2015; and
6.
To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Only shareholders of record at the close of business on December 31, 2014 will be entitled to vote at the meeting. The transfer books will not be closed.

By Order of the Board of Directors

James R. Edwards

Secretary

San Diego, California
 January 13, 2015

PRINCIPAL EXECUTIVE OFFICE
9333 Balboa Avenue
San Diego, California 92123

Proxy Statement

We encourage your personal attendance.

Proxies in the form enclosed and/or as shown at www.proxyvote.com are solicited by the Board of Directors (the "Board") for use at the Annual Meeting of Shareholders to be held in San Diego, California, on February 24, 2015, and at any adjournments or postponements of the meeting. Execution of a proxy will not in any way affect a shareholder's right to attend the meeting and vote in person, and any shareholder giving a proxy has the right to revoke it at any time before it is exercised, by filing with the Secretary of Cubic Corporation ("Cubic" or the "Company") a written revocation or duly executed proxy bearing a later date. The proxy will be suspended if the shareholder is present at the meeting and elects to vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on February 24, 2015.

This proxy statement and our Annual Report are available electronically at www.proxyvote.com.

OUTSTANDING SHARES AND VOTING RIGHTS

A quorum of shareholders is required. A quorum exists if a majority of the outstanding shares are represented by shareholders present at the meeting or by proxy. Abstentions and broker non-votes will be counted towards the quorum requirement. 26,860,299 shares of our common stock were outstanding at December 31, 2014, which is the record date for voting.

Each holder of common shares is entitled to one vote for each share. Votes will be counted by the Inspector of Elections. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Advisory votes are not binding, but the Board will consider the outcome of such votes when making future decisions. Broker non-votes count to determine a quorum but otherwise have no effect and are not counted towards the vote total for any proposal. Proxies without authority to vote will also not be counted in votes cast. Directors are to be elected by a plurality vote. All other proposals require an affirmative vote of a majority of shares having voting power, present in person or represented by proxy.

There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.

The approximate date on which the proxy statement and form of proxy are first being sent to shareholders is January 13, 2015.

OWNERSHIP OF COMMON STOCK

The following table sets forth information regarding the beneficial ownership of our common stock as of December 31, 2014 for:

•
each person, or group of affiliated persons, known to us to own beneficially 5% or more of our outstanding common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (the "SEC"). Under these rules, beneficial ownership of a class of capital stock includes any shares of such class as to which a person, directly or indirectly, has or shares voting power or investment power and also any shares as to which a person has the right to acquire such voting or investment power within 60 days through the exercise of any options, warrants or other rights. Shares subject to options, warrants or other rights are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated below and under applicable community property laws, we believe that the beneficial owners identified in this table have sole voting and investment power with respect to all shares shown below.

For the purpose of calculating the percentage of shares beneficially owned by any shareholder, this table lists applicable percentage ownership based on 26,860,299 shares of common stock outstanding as of December 31, 2014.

Unless otherwise indicated below, the address for each named director and executive officer is c/o Cubic Corporation, 9333 Balboa Avenue, San Diego, California 92123.

Name of Beneficial Owner	Shares beneficially owned	Percent Owned (%)

5% Shareholders
Karen Zable Cox(1)(2)	2,521,639	9.4
Wellington Management Company, LLP(3)	2,029,508	7.6
BlackRock, Inc.(4)	1,673,853	6.2
Artisan Partners, LP(5)	1,475,007	5.5
Directors and Executive Officers
Walter C. Zable(1)(6)	3,006,706	11.2
Bruce G. Blakley(7)	8,689	*
William W. Boyle(8)	110,434	*
Bradley H. Feldmann(9)	33	*
Edwin A. Guiles(7)	8,689	*
Steven J. Norris	257	*
David R. Schmitz	2,294	*
Stephen O. Shewmaker(10)	8,641	*
Robert S. Sullivan	8,689	*
John D. Thomas(8)(11)	107,038	*
John H. Warner, Jr.(7)	8,689	*
All directors and executive officers as a group (15 persons)(12)	3,177,638	11.8

*
Less than 1%.
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OWNERSHIP OF COMMON STOCK

(1)
Includes (a) 187,370 shares owned by the Zable QTIP Marital Trust dated 9/18/78, (b) 229,297 shares owned by The Survivor's Trust Created Under the Zable Trust dated 9/18/78, (c) 32,593 shares owned by the Zable Reverse QTIP Marital Trust dated 9/18/78, and (d) 16,108 shares owned by the Zable Non-QTIP Marital Trust dated 9/18/78, or collectively the Zable Trusts. Walter C. Zable and Karen Zable Cox are co-trustees of the Zable Trusts. Walter C. Zable and Karen Zable Cox share voting and investment power over the shares owned by the Zable Trusts, and each disclaims beneficial ownership of such shares except to the extent of his or her pecuniary interest therein.

(2)
Includes 120,000 shares owned by each of two trusts for Karen Zable Cox's two daughters. Ms. Cox shares voting and investment power over such shares as one of the two co-trustees of such trusts, and disclaims beneficial ownership of such shares except to the extent of her pecuniary interest therein.

(3)
Based solely on information made available to Cubic through the NYSE as of December 31, 2014. The address of Wellington is 280 Congress Street, Boston, MA 02210.

(4)
Based solely on information made available to Cubic through the NYSE as of December 31, 2014. The address of BlackRock is 40 East 52nd Street, New York, NY 10022.

(5)
Based solely on information made available to Cubic through the NYSE as of December 31, 2014. The address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

(6)
Includes 164,229 shares in the aggregate owned by three trusts for Walter C. Zable's three daughters and 2,377,109 shares owned by the Walter C. Zable Trust U/A/D dated 2/7/06. Mr. Zable has voting and investment power over such shares as the trustee of such trusts, and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(7)
Includes 4,500 vested options to purchase common stock.

(8)
Includes 97,709 shares owned by the Walter J. and Betty C. Zable Foundation (the "Foundation"). William W. Boyle and John D. Thomas share voting and investment power over such shares as two of the four members of the board of directors of the Foundation, but have no pecuniary interest in such shares, and each disclaims beneficial ownership of such shares.

(9)
Includes 33 shares held in the Feldmann Family Trust Dated 04/20/12. Mr. Feldmann shares voting and investment powers over such shares as one of the two co-trustees of such trust, and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(10)
Includes 506 shares held in Mr. Shewmaker's IRA account and 8,135 shares held in the Shewmaker Family Trust.

(11)
Includes 1145 shares owned indirectly through Mr. Thomas' 401(k); 970 shares held in the John David Thomas 1998 Trust, and 7,214 shares held in the Thomas Family 2009 Trust.

(12)
Includes 13,500 vested options to purchase common stock.

PROPOSAL 1:
ELECTION OF DIRECTORS

Our Board of Directors has seven members who are to be elected by a plurality vote at the Annual Meeting, each to hold office for one year and until his successor is elected. The Nominating and Corporate Governance Committee and the Board have unanimously recommended the election of the seven directors listed below. Five nominated directors are independent ("Independent Directors") and two are executive employees of the Company. Proxy holders will, unless authorization to do so is withheld, vote the proxies received by them for the election of the listed directors, in accordance with this proxy authorization, reserving the right, however, to distribute, in their discretion, their votes of uncommitted proxies among the Board nominees. The proxies cannot be voted for a greater number of persons than the number of nominees named. Although it is not contemplated that any nominee will be unable to serve as a director, in such event, the proxies will be voted by the proxy holders for such other persons as may be designated by the Board of Directors.

CUBIC CORPORATION – 2015 Proxy Statement 3

THE BOARD OF DIRECTORS

Charters

The Company's Corporate Governance Guidelines and the Charters of the Audit and Compliance Committee, the Executive Compensation Committee and the Nominating and Corporate Governance Committee, the Ethical Conduct Policies, including those applicable to our principal executive, financial and accounting officers, and our Conflicts of Interest Policy, are all available on our website: cubic.com/Investor-Relations/Corporate-Governance.

Director Compensation

Beginning July 1, 2014, Independent Directors receive an annual retainer of $50,000. The Lead Independent Director receives an additional annual retainer of $25,000, each Nominating and Governance Committee member receives an additional annual retainer of $5,000, with the Chair of the Nominating and Governance Committee receiving an additional annual retainer of $5,000, each Executive Compensation Committee member receives an additional annual retainer of $7,500, with the Chair of the Executive Compensation Committee receiving an additional annual retainer of $7,500, each Audit and Compliance Committee member receives an additional annual retainer of $10,000, with the Chair of the Audit and Compliance Committee receiving an additional annual retainer of $10,000, and the Classified Business Oversight Committee Chair receives an additional annual retainer of $5,000. Prior to that date, Independent Directors received an annual retainer of $30,000, the Lead Independent Director received an additional annual retainer of $25,000, the Chair of the Audit and Compliance Committee received an additional annual retainer of $10,000, the Chair of the Executive Compensation Committee received an additional annual retainer of $7,500, the Chair of the Nominating and Governance Committee received an additional annual retainer of $5,000, and the Chair of the Classified Business Oversight Committee received an additional annual retainer of $5,000.

In addition, prior to July 1, 2014, each Independent Director also received fees of $2,000 for attendance at each meeting of the Board and $1,000 for attendance at each meeting of any committee of which the director was a member. In fiscal year 2014, the Independent Directors each also received $2,000 for attending a strategic planning brief, and Messrs. Blakley, Guiles and Norris each received $4,000 for a two-day briefing at a newly-acquired company in Texas.

In formulating its recommendation to the Board regarding the new Independent Director compensation program, which was approved by the Board effective July 1, 2014, the Executive Compensation Committee reviewed the comparable company survey data described below under "Executive Compensation and Other Information – Compensation Discussion and Analysis – Role of Compensation Consultant and Comparable Company Information" and the recommendations of Towers Watson, the Executive Compensation Committee's independent compensation consultant.

Independent Directors also participate in the Company's equity plans. Each of Mr. Blakley, Mr. Guiles and Dr. Warner holds fully vested options to purchase 4,500 shares of common stock that were granted upon their initial election to the Board with an exercise price equal to the fair market value on the date of the grant. No additional options have been granted to new or existing directors since 2008. In fiscal year 2014, each Independent Director received an award of 1,515 restricted stock units ("RSUs"), except Mr. Norris, who joined the Company mid-year, received a pro-rata award of 1,225 RSUs. Other than Mr. Norris' RSUs, the Independent Directors' awards vest in two equal installments on each of October 1, 2014 and 2015. For Mr. Norris' awards, 409 of the RSUs vested on October 1, 2014 and 816 of the RSUs will vest on October 1, 2015. All of the Independent Directors' RSUs will also vest in full upon a change in control of the Company.

Employee directors receive no additional compensation for their service as directors. All Independent Directors are reimbursed for travel expenses. Directors are also allowed to defer some or all of their cash compensation. Two directors elected to defer all of their cash compensation during fiscal year 2014.

Independent Director Compensation
Fiscal Year 2014(1)

The following table sets forth a summary of the compensation paid to our Independent Directors pursuant to the Company's compensation policies for fiscal year 2014.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Change in Pension Value and Noqualified Deferred Compensation Earnings ($)(3)	Total ($)

Bruce G. Blakely	68,375	75,000	—	143,375
Edwin A. Guiles	58,375	75,000	—	133,375
Steven J. Norris	49,250	56,252	—	105,502
Robert S. Sullivan	89,125	75,000	—	164,125
John H. Warner, Jr	65,750	75,000	—	140,750

(1)
Our executive directors, Messrs. Zable and Feldmann, receive no additional compensation for their service as directors and are not included in this table.

(2)
This column represents the aggregate grant date fair value, calculated in accordance with FASB ASC Topic 718, of the RSUs granted in fiscal year 2014. These amounts generally reflect the amount that the Company expects to expense in its financial statements over the award's vesting schedule, and do not correspond to the actual value that will be realized by the Independent Directors. For additional information on the valuation assumptions used in the
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THE BOARD OF DIRECTORS

  calculation of these amounts, refer to note 1 to the financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2014, as filed with the SEC. The aggregate number of RSUs outstanding as of September 30, 2014 held by each Independent Director was as follows: Mr. Blakley (3,229); Mr. Guiles (3,229); Mr. Norris (1,225); Dr. Sullivan (3,229); and Dr. Warner (3,229). As of September 30, 2014, each of Mr. Blakley, Mr. Guiles and Dr. Warner held vested options to purchase 4,500 shares of the Company's common stock.

(3)
In fiscal year 2014, two of the Independent Directors elected to participate in the Non-qualified Deferred Compensation Plan. No earnings are reported in the Independent Director Compensation Table because the earnings are not above market or preferential.

Meetings

The Board met four times last fiscal year. Each director attended all Board meetings and at least 75% of all meetings of Board committees on which he served held during such director's term of service.

Independent Directors regularly meet without management present at the conclusion of each regular Audit and Compliance Committee meeting and at other times as necessary. The Lead Independent Director, Dr. Sullivan, chairs these sessions.

The Board encourages its members to attend the Annual Meeting of Shareholders. The 2014 annual meeting was attended by all directors.

The Board Unanimously Recommends You Vote "FOR" Each Of The Seven Nominees Listed Below.

Management Directors

Walter C. Zable, 68, director since 1976. Executive Chair of the Board.
Bradley H. Feldmann, 53, director since 2014.

Independent Directors

The Nominating and Corporate Governance Committee has determined and the Board has agreed that the following Independent Directors meet the independence standards of the NYSE and the categorical independence standards adopted by the Company's Board as defined in the Company's Corporate Governance Guidelines.

Bruce G. Blakley, 69, director since 2008.
Edwin A. Guiles, 65, director since 2008.
Steven J. Norris, 69, director since 2014.
Robert S. Sullivan, Ph.D., 70, director since 2004.
John H. Warner, Jr., Ph.D., 73, director since 2007.

Special Board Qualifications

The Nominating and Corporate Governance Committee and the Board believe the nominees are qualified to serve and should be elected in light of our business and structure because of the following specific experience, qualifications, attributes or skills.

Walter C. Zable.    Mr. Zable is Executive Chair of the Board. He was appointed to the position in June 2012 and has served as a director and Vice Chair of the Board since 1976. Mr. Zable is a member of the Classified Business Oversight Committee. He also served as Vice President of Cubic from 2003 to June 2012, and Chair of the Board of Cubic Transportation Systems, Inc., a wholly-owned subsidiary of Cubic from 2003 to June 2012. Beginning in 1976, he held a variety of management positions with increasing responsibilities in the defense segment, and most recently with the Company's transportation subsidiary. He is the son of the late Walter J. Zable, founder of Cubic. Mr. Zable's extensive knowledge of the Company and his wealth of experience in the technology industry provide him with the background to be the Executive Chair of the Board.

Bruce G. Blakley.    Mr. Blakley is an Independent Director and assumed this role in 2008. He is a CPA and is Chair of Cubic's Audit and Compliance Committee and is the Company's Audit Committee Financial Expert. He also is a member of the Executive Compensation Committee. Mr. Blakley was an audit partner and, from 1996 to 1998, was Managing Partner in the San Diego office of the national accounting firm Coopers & Lybrand (PricewaterhouseCoopers since 1998). He was employed there in auditing private and public companies and consulting with their boards of directors and executives for 32 years until his retirement in 2005. He maintains his CPA license and teaches at the University of California, San Diego. He has been a Director and Chair of the Audit Committee of Excel Trust, Inc. since April 2010. He previously served as Board Chair of The San Diego Foundation, a non-profit organization with over $575 million in assets, and served as Chair of its Finance, Audit and Executive Committees, and as a Director for 14 years. Mr. Blakley's public, private and non-profit business experience and his academic experience provide him with the background to be a key contributor as a member of our Board, particularly regarding financial matters of Cubic.

CUBIC CORPORATION – 2015 Proxy Statement 5

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THE BOARD OF DIRECTORS

Bradley H. Feldmann.    Mr. Feldmann was named Chief Executive Officer ("CEO") of Cubic in July 2014 and has served as President of Cubic since January 2013. Mr. Feldmann was appointed as a director in May 2014, and is a member of the Classified Business Oversight Committee. He was named President and Chief Operating Officer of Cubic in January 2013. Prior to that, he was President of the companies comprising the Cubic Defense Systems ("CDS") segment, a role he assumed in 2008. From 1989 to 1999, he held progressively responsible positions with CDS including Senior Vice President and Chief Operating Officer (COO). From 1999 to 2000, Mr. Feldmann served as Senior Corporate Vice President and COO at Comptek Research Inc. From 2000 to 2004, he served as Executive Corporate Vice President and President of ManTech International Information Technology Group. From 2005 to 2006, Feldmann was President and CEO of U.S. Protect Corporation, and from 2006 to 2008, he served as COO of OMNIPLEX World Services Corporation. Mr. Feldmann's experience in the defense as well as his increased role leading the Company in recent years and history of executive management at other similar companies provide him with the background to be a key member of our Board.

Edwin A. Guiles.    Mr. Guiles is as an Independent Director who serves on the Audit and Compliance Committee and the Executive Compensation Committee. He retired in 2009 as Executive Vice President – Corporate Development of Sempra Energy, a Fortune 400 company. From 2000 to 2006 Mr. Guiles was Chair and CEO of Sempra Energy's utilities San Diego Gas & Electric Company (SDG&E) and Southern California Gas Company. He held a variety of management positions since joining SDG&E in 1972. At SDG&E he held increasingly important jobs including managing its natural gas pipeline transmission system, and administration of its 20% ownership interest in the San Onofre Nuclear Generating System. Since 2008, he has also been a director of the California Water Service Group. As an executive in a highly regulated industry, he brings unique governmental relations experience to the Board. He is also very knowledgeable in risk management, which is attracting close scrutiny at this time. Mr. Guiles' public and non-profit business experience provides him with the background to provide critical insight as a member of the Board, particularly regarding financial, risk and government related matters for Cubic.

Steven J. Norris.    Mr. Norris is a recognized authority on transport and infrastructure issues. Previously he served as a member of the Cubic Transportation Systems strategic advisory board. He is the chair of Soho Estates, one of the largest real estate operations in the United Kingdom. He also serves as the president of ITS UK, the sister organization of ITS US, which represents transport technology business in their respective countries. Mr. Norris became a Member of Parliament in 1983 and remained in government service until 1997. While serving as parliamentary under secretary of state for transport and minister for transport in former Prime Minister Sir John Major's government, Norris was responsible for the Jubilee Line Extension, the largest extension of the London Underground network to date. He is also a former member of the board of Transport for London which operates the London public transit system. Mr. Norris's global experience in business with a focus in the transportation industry provides key knowledge and background as a member of the Board.

Robert S. Sullivan, Ph.D.    Dr. Sullivan is the Lead Independent Director and has served in this role since 2004. He is Chair of the Executive Compensation Committee and member of the Audit and Compliance Committee. Since 2003 he has been Dean, Rady School of Management, University of California, San Diego. He also serves as a Director for American Assets Trust, Inc., which became a publicly traded company in January 2011. From 1998 through 2002 he was Dean, Kenan-Flagler Business School, University of North Carolina, Chapel Hill. Between 1976 and 1998 Dr. Sullivan served in a variety of senior positions at the University of Texas and at Carnegie Mellon University. He was a Director of Stewart and Stevenson Services, Inc. and Chair of its board of directors from 1999 to 2003. He also served on its Compensation, Audit, Executive and Nominating Committees from 1992 to 2006 when it was acquired and became a subsidiary of Armor Holdings. Prior to its acquisition this publicly held company was a designer and manufacturer of tactical vehicle systems for the U.S. military. At that time it employed 1,245 people and its fiscal 2006 sales exceeded $726 million. Dr. Sullivan received the Distinguished Contribution Award for Technology Innovation at the 2014 CONNECT MIP awards and was honored as Director of the Year for 2012 in the category of Corporate Governance by the Corporate Directors Forum. Dr. Sullivan's public and private business and board experience, together with his academic executive experience provide him with the insight and background to be an important contributor to the Board.

John H. Warner, Jr., Ph.D.    Dr. Warner is an Independent Director who has served on the Board since 2007. He is a member of the Audit and Compliance Committee and Chair of both the Nominating and Corporate Governance Committee and the Classified Business Oversight Committee. He retired in June 2007 from Science Applications International Corporation (SAIC) where he was a director for 18 years and Executive Vice President and Chief Administrative Officer, having begun employment there in 1973. At SAIC he advanced to positions with increasing line responsibilities including executive management and EVP of organizations with more than 13,500 employees and annual revenues over $1.6 billion. During his career at SAIC, he was responsible for starting and growing the military training business for the U.S. Army and Navy as well as international customers. Prior to SAIC, he was employed by TRW for about 6 years in military software development and systems analysis business. His business experience is mainly in the areas of systems integration, software development and information technology, electronics, communications, security and service support. His experience includes contract activities and product sales for both domestic and international government customers and some commercial businesses. Dr. Warner has direct experience with many of Cubic's current customers as well as customers Cubic seeks to obtain. Dr. Warner also served six years as a member of the Board of Trustees for Scripps Health, a $2.5 billion per year San Diego healthcare company. He chaired its Compensation and Human Resources Committee and was a member of its Finance and Investment Committees. He currently serves on the board of directors of TREX Enterprises, a small private defense and homeland security R&D company, where he is a member of the Audit Committee, and ICW Group, a private insurance company. At ICW Group, he is a member of the Audit Committee. Dr. Warner's business experience and his public and private company board experience make him a valuable member of the Board.

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THE BOARD OF DIRECTORS

Board Committee Members

Name	Audit & Compliance	Nominating & Corporate Governance	Executive Compensation	Classified Business Oversight

Bruce G. Blakley	*X		X
Bradley H. Feldmann				X
Edwin A. Guiles	X		X
Steven J. Norris		X
Robert S. Sullivan	X	X	*X
John H. Warner, Jr.	X	*X		*X
Walter C. Zable				X

*
Chair

Communications with Directors

Any interested person may communicate in writing by mail at any time with the whole board, the Independent Directors or any individual director addressed to "Board of Directors" or "Independent Directors" or to a named director, c/o Corporate Secretary, 9333 Balboa Avenue, San Diego, CA 92123 or by e-mail to CorporateSecretary@Cubic.com. All communications will be promptly relayed to the appropriate directors. The Corporate Secretary will coordinate responses, if any.

CUBIC CORPORATION – 2015 Proxy Statement 7

EXECUTIVE OFFICERS

In addition to the directors who are executive officers, the following executive officers also serve at the pleasure of the Board:

John D. Thomas, 61. Mr. Thomas is Executive Vice President and Chief Financial Officer ("CFO") of Cubic. He was appointed to the position in January 2013. In this role, Mr. Thomas is responsible for all aspects of the Company's financial strategies, processes and operations, including corporate development, risk management, investor relations, and corporate communications. Prior to his current position, Mr. Thomas served as Senior Vice President Finance and Corporate Development since June 2012. He has played a critical role in helping to build the Company through multiple acquisitions that have significantly diversified the Company and have been instrumental in helping to make the Company a leader in its three main operating business units, Cubic Transportation Systems ("CTS"), Mission Support Services ("MSS") and CDS. In addition, he was instrumental in structuring and negotiating the largest contract in the Company's history for the Prestige (Oyster) smart card ticketing contract with Transport for London and other partners. He was Vice President Finance since 1994 and also Vice President Corporate Development since 2008. He has held a variety of corporate management positions with the Company since 1980. Prior to joining Cubic, he held positions with Aramark Corporation and Crocker Bank.

Stephen O. Shewmaker, 64. Mr. Shewmaker is Executive Vice President of Cubic. He was named to the position in January 2013 and continues to serve as the President of the companies comprising the CTS segment, a role he assumed in 2008. He is a recognized international transit executive who has over 21 years of experience in the mass transit ticketing industry. He has worked with Cubic's CDS and CTS segments from 1982 to 2002, and from 2006 to the present. Mr. Shewmaker was Chair of TranSys, Ltd., a joint venture in the U.K. which managed the Prestige (Oyster) smart card ticketing contract with Transport for London and other partners. Cubic, along with Hewlett Packard, are the two major shareholders of TranSys. From 2003 to 2006, Mr. Shewmaker was Senior Vice President for Thales Transportation Systems. U.S. markets of interest for Thales included mass transit automatic fare collection, fleet management systems, toll road and parking revenue collection systems, advanced security systems, and managed services contracts related to transportation. He was appointed to the California Chamber of Commerce Board of Directors in December 2014.

David R. Schmitz, 51. Mr. Schmitz is Senior Vice President of Cubic since April 2013 and has served as President of the companies comprising the CDS segment since March 2013. Prior to that he served as Cubic Defense Applications' Chief Operating Officer from July 2012, when he joined the Company. Before joining Cubic, Mr. Schmitz held the position of Vice President and General Manager of Cobham Sensor System Microwave products. Prior to joining Cobham in 2003, he also held senior positions at Q-Bit, Remec Wireless, Humphrey and IBM.

James R. Edwards, 63. Mr. Edwards is Senior Vice President, General Counsel and Secretary of Cubic. He was appointed to the position in June 2012. Prior to his current position, he was Vice President General Counsel and Secretary since January 2012. He joined Cubic in February 2008 as the Vice President, General Counsel and Secretary of Cubic's CTS segment. Prior to joining Cubic, Mr. Edwards served as Senior Vice President and General Counsel of Kratos Defense, Senior Legal Counsel for Qualcomm Incorporated, Vice President, General Counsel and Secretary of General Atomics, and General Counsel and Secretary of Logicon, Inc.

Mark A. Harrison, 57. Mr. Harrison is Senior Vice President and Corporate Controller of Cubic. He was appointed to the position in June 2012. His prior roles at Cubic include Vice President and Corporate Controller from 2004 to June 2012, Vice President – Financial Planning and Accounting from 2000 to 2004, and Assistant Corporate Controller and Director of Financial Planning from 1991 to 2000. Since 1983, Mr. Harrison has held a variety of financial positions with Cubic. From 1980 to 1983 he was a Senior Auditor with Ernst & Young.

Gregory L. Tanner, 56. Mr. Tanner is Vice President and Treasurer of Cubic. He has served as Treasurer since 2007 and was named a Vice President in October 2014. He was Assistant Treasurer from 1998 to 2007 and joined Cubic's Treasury Department in 1990. Prior to joining Cubic, Mr. Tanner worked as a financial analyst at San Diego Gas & Electric Company and at IMED Corporation.

William J. Toti, 57. Mr. Toti is Senior Vice President of Cubic and President of the companies comprising the MSS segment since July 2014. Prior to joining Cubic, he served as vice president and account executive for the U.S. Navy and U.S. Marine Corps account for HP Enterprise Services. Before joining HP, Mr. Toti was vice president of Mission Support Operations at Raytheon Company. He also served more than 26 years in the U.S. Navy.

8 CUBIC CORPORATION – 2015 Proxy Statement

BOARD COMMITTEES

Audit and Compliance Committee

The Audit and Compliance Committee members are Messrs. Blakley (Chair) and Guiles and Drs. Sullivan and Warner. The committee met eight times during fiscal year 2014. Each member is independent as defined under Section 303A.02 of the NYSE Listed Company Manual, Section 10A-3 under the Securities Exchange Act of 1934, as amended, and in our Corporate Governance Guidelines and is financially literate. Mr. Blakley is our Audit Committee Financial Expert and has extensive accounting experience.

The committee oversees the Company's financial reporting process. It is responsible for the appointment, retention and termination of the independent auditors and their compensation. It resolves any disputes between management and the auditors. It pre-approves all audit and non-audit services according to a written plan and budget submitted by the auditors. It meets at least quarterly with the auditors and reviews their periodic reports. The committee discusses with the auditors the scope and plan for the audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs.

No Independent Director has been a member of an audit committee of any other publicly-held company except Mr. Blakley who is chair of an audit committee for a publicly held real estate investment trust. The trust is unrelated to Cubic and its subsidiaries and does not present any conflicts of interest for Cubic or the industry in which it operates.

Report of the Audit and Compliance Committee

The material in this report is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The committee selected Ernst & Young LLP as the independent registered public accountants ("Accountants") of the Company for fiscal year 2014. The committee has reviewed and discussed with management and the Accountants the audited financial statements of the Company for the fiscal year ended September 30, 2014. The committee has also discussed with the Accountants the matters required to be discussed under generally accepted auditing standards and the matters listed in Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16 (Communications with Audit Committees), and has received from the Accountants the written disclosures and the letter required by the PCAOB (Independence Discussions with Audit Committees), and has discussed with the Accountants their independence.

Based on its review of the audited financial statements for fiscal year 2014 and its discussions with management and the Accountants, the committee recommended to our Board of Directors that the 2014 audited financial statements be included in the Company's Annual Report on Form 10-K.

Audit and Compliance Committee
Bruce G. Blakley, Chair
Edwin A. Guiles
Dr. Robert S. Sullivan
Dr. John H. Warner, Jr.

Executive Compensation Committee

The Executive Compensation Committee members are Dr. Sullivan (Chair), and Messrs. Blakley and Guiles. The committee met two times during fiscal year 2014. Each of the members of the committee is independent as defined under Section 303A.02 of the NYSE Listed Company Manual.

The committee's role is to establish and oversee the Company's executive compensation programs and to oversee the amounts set aside for annual bonus and profit sharing contributions. Members of the committee annually review and approve goals and objectives relevant to compensation for the executive officers and principal officers of principal subsidiaries, evaluate each executive's performance in light of those goals and objectives, and either as a committee or together with the other Independent Directors of the Board, determine and approve the executives' compensation based on that evaluation.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2014, Dr. Sullivan and Messrs. Blakley and Guiles did not serve either as a director or as a member of the compensation committee of any other entity whose executive officers served either as a director or as a member of the Executive Compensation Committee of the Company. Therefore, there were no "interlocks" with other companies within the meaning of the proxy rules of the Securities Exchange Commission. No member of the committee is a former or current officer or employee of Cubic or any of its subsidiaries. See also the section "Executive Compensation and Other Information" later herein.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee members are Dr. Warner (Chair), Mr. Norris and Dr. Sullivan. Mr. Norris joined the committee in April 2014 when he became a director. The committee met two times during fiscal year 2014. The committee's policy is to consider recommendations of shareholders which are received by the Corporate Secretary at least 120 days prior to one year from the date of the mailing of notice of the previous annual meeting of shareholders. Recommendations of candidates who have at least 20 years of management and defense or transportation industry experience with a company with sales of at least 75% of that of Cubic, or who could bring appropriate diversity to the Board, or who possess other relevant qualifications (for example finance and accounting, cyber security and marketing) would be preferred. If a vacancy in the Board occurs, the committee seeks recommendations from the Board and senior management personnel. The committee will also review any security holder recommendations on file. It screens and personally interviews appropriate candidates. Selected candidates may meet with additional Board members, certain members of management and the Executive Chair of the Board. The Committee evaluates responses and recommends to the full Board the name of any candidate it feels should become a nominee for election or appointment.

The governance responsibilities of the committee include tracking important legal and regulatory changes and new concepts in entity governance. Additionally, it is advised concerning the corporate ethics and compliance program training activities companywide supervised by the Vice President of Compliance, Labor and Employment.

In conjunction with the Audit and Compliance Committee and the Board, the committee also addresses our legal compliance efforts in certain complex areas, such as export control, antitrust and foreign corrupt practices. In conjunction with the Audit and Compliance Committee and the Board, it is cognizant of enterprise risk. In its analysis, enterprise risk does not necessarily include the hundreds of risks which, if encountered, could be mitigated without substantial harm to our business segments. Instead, the concern is to identify, and have a plan to respond to, those few issues which could seriously

CUBIC CORPORATION – 2015 Proxy Statement 9

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BOARD COMMITTEES

impact our, or one of our material divisions' short or long term ability to continue normal operations.

Classified Business Oversight Committee

The committee members are Dr. Warner (Chair), Mr. Feldman and Mr. Zable. The Committee held three meetings in fiscal year 2014. The purpose of the committee is to provide oversight of the Company's business activities that for purposes of national security have been designated as classified by the United States government.

Risk Management

The Audit and Compliance Committee reviews and approves the procedures adopted and conclusions reached by our management Enterprise Risk Group ("ERG") and discusses with the chair of the ERG, or the ERG itself, major risk exposures and the steps that have been taken to monitor and control such exposures.

Matters of risk management are brought to the attention of the Audit and Compliance Committee by the General Counsel, who chairs the ERG, and the Director of Internal Audit. The ERG reviews and assesses perceived risks to the enterprise as a whole and its three major subsidiaries. It works with relevant managers and develops mitigation and remediation plans. Periodic reports are made.

We have an ERG for the parent company and sub-groups for each of our major subsidiaries. Each group consists of its senior officers who meet periodically to identify, assess and rank the perceived severity of risks unique to their businesses. Appropriate mitigation plans and training will be implemented. To date, the ERG has not identified any risks, capable of control, which it believes cannot be reasonably controlled.

10 CUBIC CORPORATION – 2015 Proxy Statement

PROPOSAL 2: APPROVAL OF THE CUBIC CORPORATION 2015 INCENTIVE AWARD PLAN

The Board Unanimously Recommends That You Vote "FOR" This Proposal.

We are requesting that our shareholders approve the adoption of our 2015 Incentive Award Plan (the "2015 Plan"). In December 2014, our Board approved the adoption of the 2015 Plan, to be effective as of the date on which our shareholders approve the 2015 Plan. If the 2015 Plan is not approved by our shareholders, the 2015 Plan will not become effective.

Overview of Proposed 2015 Plan

Background and Proposed Share Reserve

Our Board has unanimously adopted, subject to shareholder approval, the 2015 Plan for our employees and other service providers and our subsidiaries and affiliates. We are seeking approval of the 2015 Plan as our existing equity plan, the 2005 Equity Incentive Plan (the "2005 Plan"), will expire by its terms in November 2015. The 2015 Plan will serve as the successor to the 2005 Plan and is designed to meet the needs of a publicly-traded company and will provide us with greater flexibility in the implementation of our equity award program.

If the 2015 Plan is approved by our shareholders, our Board will not grant any future awards under the 2005 Plan. As a result, the only shares we will have available for future issuance of equity awards will be the shares reserved for issuance under the 2015 Plan. If our shareholders do not approve the 2015 Plan, the 2015 Plan will not become effective, and the 2005 Plan will continue until its expiration date in November 2015.

The 2015 Plan authorizes the issuance of the sum of:

•
1,325,000 shares of our common stock; plus

•
One share for each share subject to a stock award that is outstanding under the 2005 Plan as of the effective date of the 2015 Plan that subsequently expires, is forfeited or is settled in cash. A maximum of an additional 607,852 shares (representing the number of shares subject to stock awards under the 2005 Plan as of November 15, 2014) could become available for future issuance under the 2015 Plan in respect of outstanding stock awards under the 2005 Plan.

As of November 15, 2014, there were 607,852 shares subject to stock awards granted under the 2005 Plan, and a total of 3,751,281 shares remained available for issuance under the 2005 Plan.

Equity Incentive Awards Are Critical to Long-Term Stockholder Value Creation

We believe that the adoption of the 2015 Plan is essential to our success. Equity awards are intended to motivate high levels of performance, align the interests of our directors, employees and consultants with those of our shareholders by giving directors, employees and consultants the perspective of an owner with an equity stake in our company and providing a means of recognizing their contributions to the success of our company. Our Board and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees who help our company meet its goals. As of November 15, 2014, 138 of our employees had received grants of equity awards and all five of our Independent Directors had received grants of equity awards.

Outstanding Awards Under Existing Plan

The table below presents information about the number of shares that were subject to various outstanding equity awards under the 2005 Plan, and the shares remaining available for issuance under such plan, each at November 15, 2014. The 2005 Plan is the only equity incentive plan we currently have in place.

	Number of Shares	As a % of Shares Outstanding(1)	Dollar Value(2)

Options outstanding	13,500	0.05%	$620,865
Restricted stock units outstanding	594,352	2.21%	$27,334,248
Shares available for grant	3,751,281	13.97%	$172,521,413
Weighted average exercise price of outstanding options	$30.096
Weighted average remaining term of outstanding options	3.55 years

(1)
Based on 26,860,299 shares of Cubic common stock outstanding as of November 15, 2014.

(2)
Based on the closing price of Cubic common stock on November 14, 2014 of $45.99 per share.

Background for the Determination of the Share Reserve Under the 2015 Plan

In determining whether to approve the 2015 Plan, including the share reserve under the 2015 Plan, our Board considered the input of Towers Watson, the Executive Compensation Committee's independent compensation consultant, as well as the following:

•
If we do not implement a new plan, the 2005 Plan will expire in November 2015, prior to our next shareholder meeting, at which time we would lose an important compensation tool aligned with shareholder interests to attract, motivate and retain highly qualified talent.
•
The 1,325,000 shares to be initially reserved for issuance under the 2015 Plan represent a decrease of 2,426,281 shares from the aggregate number of shares reserved for issuance and available for future grant under our 2005 Plan as of November 15, 2014. If the 2015 Plan is approved, it will represent the only equity plan under which we will be able to grant future equity awards (other than our Employee Stock Purchase Plan, if approved pursuant to Proposal 3) and we will no longer grant awards under the 2005 Plan. As a result, assuming approval of this Proposal 2, the only shares we will have available for future issuance of equity awards (other than under our Employee Stock Purchase Plan, if approved pursuant to Proposal 3) will be the shares reserved for issuance under the 2015 Plan.
CUBIC CORPORATION – 2015 Proxy Statement 11

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PROPOSAL 2: APPROVAL OF THE CUBIC CORPORATION 2015 INCENTIVE AWARD PLAN

•
In setting the size of the share reserve under the 2015 Plan, our Board considered the historical amounts of equity awards granted by our company under the 2005 Plan in the past three years. In fiscal years 2012, 2013 and 2014, equity awards representing a total of approximately 0 shares, 426,511 shares, and 305,074 shares, respectively, were granted under the 2005 Plan, for an annual equity burn rate of 0%, 1.6% and 1.1%, respectively. This level of equity awards represents a 3-year average burn rate of .9% of common shares outstanding. Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the number of shares outstanding at the end of the period.

•
We expect the share authorization under the 2015 Plan (as described under "– Background and Proposed Share Reserve" above) to provide us with enough shares for awards for approximately 4 years, assuming we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards under the 2005 Plan, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the 2015 Plan could last for a shorter or longer time.

•
In fiscal years 2012, 2013 and 2014, the end of year overhang rate was 16.7%, 16.7%, and 16.4%, respectively. If the 2015 Plan is approved, we expect our overhang at the end of 2015 will be approximately 7.20% (excluding the 600,000 shares that may be available for issuance under our Employee Stock Purchase Plan, assuming Proposal 3 is approved). If the 2015 Plan is approved and our Employee Stock Purchase Plan is approved pursuant to Proposal 3, we expect our overhang at the end of 2015 will be approximately 9.43% (including the 600,000 shares that may be available for issuance under our Employee Stock Purchase Plan, assuming Proposal 3 is approved). Overhang is calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the fiscal year plus shares remaining available for issuance for future awards at the end of the fiscal year by (2) the number of shares outstanding at the end of the fiscal year.

•
The 1,325,000 shares to be initially reserved under the 2015 Plan represent 4.9% of our outstanding common stock as of November 15, 2014, calculated by dividing (1) 1,325,000 shares by (2) the number of shares of our common stock outstanding as of November 15, 2014.

•
As described in the table above, the total aggregate equity value of the total 1,325,000 initial authorized shares under the 2015 Plan, based on the closing price of our common stock on November 14, 2014 ($45.99), is $60,936,750.

•
Towers Watson's analysis, which was based on generally accepted evaluation methodologies used by proxy advisory firms, that the number of shares to be reserved under the 2015 Plan is well within generally accepted standards as measured by an analysis of the plan cost relative to industry standards.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the 2015 Plan is reasonable and appropriate at this time. Our Board will not create a subcommittee to evaluate the risk and benefits for issuing shares under the 2015 Plan.

Other Key Features of the 2015 Plan

We depend on the performance and commitment of our employees to succeed. The use of equity-based long-term incentives assists us in attracting, retaining, motivating and rewarding talented employees. Providing equity grants creates long-term participation in our company and aligns the interests of our employees with the interests of our shareholders. The use of equity awards as compensation also allows us to conserve cash resources for other important purposes.

The 2015 Plan reflects a broad range of compensation and governance best practices, with some of the key features of the 2015 Plan as follows:

•
No Increase to Shares Available for Issuance without Shareholder Approval.  Without shareholder approval, the 2015 Plan prohibits any alteration or amendment that operates to increase the total number of shares of common stock that may be issued under the 2015 Plan (other than adjustments in connection with certain corporate reorganizations and other events).

•
No Single-Trigger Vesting of Awards.  The 2015 Plan does not have single-trigger accelerated vesting provisions for changes in control.

•
No Repricing of Awards.  Awards may not be repriced, replaced or regranted through cancellation or modification without shareholder approval if the effect would be to reduce the exercise price for the shares under the award.

•
Limitations on Dividend Payments on Performance Awards.  Dividends and dividend equivalents may not be paid on awards subject to performance vesting conditions unless and until such conditions are met.

•
Limitations on Grants.  The maximum aggregate number of shares of our common stock that may be subject to one or more awards granted to any participant, other than a non-employee director, pursuant to the 2015 Plan during any calendar year cannot exceed 1,325,000 shares. However, this number may be adjusted to take into account equity restructurings and certain other corporate transactions as described below. In addition, the maximum aggregate amount of cash that may be paid in cash to any one person during any calendar year with respect to one or more awards initially payable in cash shall be $10,000,000. In addition, the maximum number of shares of our common stock that may be subject to one or more awards granted to any non-employee director pursuant to the 2015 Plan during any calendar year for services as a non-employee director cannot exceed 100,000 shares.

•
No In-the-Money Option or Stock Appreciation Right Grants.  The 2015 Plan prohibits the grant of options or SARs with an exercise or base price less than 100% of the fair market value of our common stock on the date of grant.

•
Section 162(m) Qualification.  The 2015 Plan is designed to allow awards made under the 2015 Plan, including equity awards and incentive cash bonuses, to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Awards granted under the 2015 Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code only if the awards and the procedures associated with them comply with all requirements of Section 162(m) of the Code.

•
Independent Administration.  The Executive Compensation Committee of our Board, which consists of two or more non-employee directors, generally will administer the 2015 Plan if it is approved by shareholders. The full Board will administer the 2015 Plan with respect to awards granted to non-employee directors. The
12 CUBIC CORPORATION – 2015 Proxy Statement

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PROPOSAL 2: APPROVAL OF THE CUBIC CORPORATION 2015 INCENTIVE AWARD PLAN

Executive Compensation Committee may delegate certain of its duties and authorities to a management committee for awards to certain individuals, within specific guidelines and limitations. However, no delegation of authority is permitted with respect to awards made to individuals who (1) are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (2) are "covered employees" within the meaning of Section 162(m) of the Code, or (3) have been delegated authority to grant, amend or administer awards under the 2015 Plan.

Stockholder Approval Requirement

In general, shareholder approval of the 2015 Plan is necessary in order for us to (1) meet the stockholder approval requirements of the principal securities market on which shares of our common stock are traded, (2) be eligible to take tax deductions for certain compensation resulting from awards granted in order to qualify them as performance-based compensation under Section 162(m) of the Code, and (3) grant stock options that qualify as incentive stock options, or ISOs, as defined under Section 422 of the Code.

Summary of the 2015 Plan

This section summarizes certain principal features of the 2015 Plan. The summary is qualified in its entirety by reference to the complete text of the 2015 Plan. Stockholders are urged to read the actual text of the 2015 Plan in its entirety, which is set forth in Appendix A to this proxy statement.

Authorized Shares

The 2015 Plan authorizes the issuance of the sum of:

•
1,325,000 shares of our common stock; plus

•
One share for each share subject to an award that is outstanding under the 2005 Plan as of the effective date of the 2015 Plan that subsequently expires, is forfeited or is settled in cash. A maximum of an additional 607,852 shares (representing the number of shares subject to awards under the 2005 Plan as of November 15, 2014) could become available for future issuance under the 2015 Plan in respect of outstanding stock options under the 2005 Plan.

In no event will more than 1,932,852 shares of our common stock be issuable pursuant to awards under the 2015 Plan during its ten-year term. No awards will be granted under the 2005 Plan following the effective date of the 2015 Plan.

If any award under the 2015 Plan or any award granted under the 2005 Plan is repurchased by us, forfeited, expires or is settled in cash, then the shares subject to such award may be used again for future grants of awards under the 2015 Plan. Notwithstanding the foregoing, shares tendered or withheld to satisfy the exercise price of an option granted under the 2015 Plan or an option granted under the 2005 Plan or any tax withholding obligation with respect to an award granted under the 2015 Plan or an award granted under the 2005 Plan, any shares subject to a SAR that are not issued in connection with the stock settlement of such award on exercise, and shares purchased on the open market with the cash proceeds from the exercise of options granted under the 2015 Plan or options granted under the 2005 Plan, will not be added to the shares authorized for grant under the 2015 Plan. Shares forfeited by a participant or repurchased by us at a price not greater than the price originally paid by the participant will also again be available for awards under the 2015 Plan. The payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the 2015 Plan.

To the extent permitted by applicable law or any exchange rule, and subject to certain other restrictions, shares issued in assumption of, or in substitution for, any outstanding awards or shares available under a pre-existing plan of an entity acquired by the Company or any of its subsidiaries that was approved by stockholders and not adopted in contemplation of such acquisition will not be counted against the shares available for grant under the 2015 Plan.

Plan Administration.    The Executive Compensation Committee of our Board will administer the 2015 Plan (except with respect to any award granted to non-employee directors, which must be administered by our full Board). To the extent necessary to comply with Rule 16b-3 of the Exchange Act, the members of the Executive Compensation Committee must each be a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act, and, with respect to awards that are intended to be performance-based compensation for purposes of Section 162(m) of the Code, an "outside director" for purposes of Section 162(m). In addition, to the extent required by applicable law, each member of the Executive Compensation Committee (or another committee or subcommittee of the Board assuming the functions of the Executive Compensation Committee under the 2015 Plan shall be an "independent director" under the rules of any securities exchange on which the shares of our common stock are listed. Subject to the terms and conditions of the 2015 Plan, our Executive Compensation Committee has the authority to select the persons to whom awards are to be made, to determine the type or types of awards to be granted to each person, the number of awards to grant, the number of shares to be subject to such awards, and the terms and conditions of such awards, and to make all other determinations and decisions and to take all other actions necessary or advisable for the administration of the 2015 Plan. Our Executive Compensation Committee is also authorized to establish, adopt, amend or revise rules relating to administration of the 2015 Plan. Our Board may at any time revest in itself the authority to administer the 2015 Plan.

Eligibility.    Options, SARs, restricted stock and other awards under the 2015 Plan may be granted to individuals who are then our officers or employees or are the officers or employees of any of our subsidiaries. Such awards may also be granted to our non-employee directors and consultants but only employees may be granted ISOs. As of November 15, 2014, there were five non-employee directors and 7,726 employees who would have been eligible for awards under the 2015 Plan had it been in effect on such date. Although the 2015 Plan permits the plan administrator to make grants to consultants of the Company, the Company as a general practice has not in the past granted awards from the 2005 Plan to consultants. The maximum aggregate number of shares that may be subject to one or more awards granted to any participant, other than a non-employee director, under the 2015 Plan during any calendar year cannot exceed 1,325,000 shares. In addition, the maximum aggregate amount of cash that may be paid in cash to any one person during any calendar year with respect to one or more awards initially payable in cash shall be $10,000,000. In addition, the maximum number of shares of our common stock that may be subject to one or more awards granted to any non-employee director pursuant to the 2015 Plan during any calendar year for services as a non-employee director cannot exceed 100,000 shares.

Awards.    The 2015 Plan provides that our Executive Compensation Committee (or the Board, in the case of awards to non-employee directors) may grant or issue stock options, SARs, restricted stock, restricted stock units, dividend equivalents, stock payments and performance awards, or any combination thereof. Our Executive

CUBIC CORPORATION – 2015 Proxy Statement 13

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PROPOSAL 2: APPROVAL OF THE CUBIC CORPORATION 2015 INCENTIVE AWARD PLAN

Compensation Committee (or the Board, in the case of awards to non-employee directors) will consider each award grant subjectively, considering factors such as the individual performance of the recipient and the anticipated contribution of the recipient to the attainment of our long-term goals. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

•
Nonqualified stock options, or NQSOs, will provide for the right to purchase shares of our common stock at a specified price which may not be less than the fair market value of a share of common stock on the date of grant, and usually will become exercisable (at the discretion of our Executive Compensation Committee or our Board, in the case of awards to non-employee directors) in one or more installments after the grant date, subject to the participant's continued employment or service with us and/or subject to the satisfaction of performance targets established by our Executive Compensation Committee (or our Board, in the case of awards to non-employee directors). NQSOs may be granted for any term specified by our Executive Compensation Committee (or our Board, in the case of awards to non-employee directors).

•
ISOs will be designed to comply with the provisions of the Code and will be subject to specified restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within ten years after the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of our capital stock, the 2015 Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of grant.

•
Restricted stock may be granted to participants and made subject to such restrictions as may be determined by our Executive Compensation Committee (or our Board, in the case of awards to non-employee directors). Typically, restricted stock may be forfeited for no consideration if the conditions or restrictions are not met, and it may not be sold or otherwise transferred to third parties until the restrictions are removed or expire. Recipients of restricted stock, unlike recipients of options, may have voting rights and may receive dividends, if any, prior to the time when the restrictions lapse. Dividends may not be paid on restricted stock awards subject to performance vesting conditions unless and until such conditions are met.

•
Restricted stock units may be awarded to participants, typically without payment of consideration or for a nominal purchase price, but subject to vesting conditions including continued employment or performance criteria established by our Executive Compensation Committee (or our Board, in the case of awards to non-employee directors). Like restricted stock, restricted stock units may not be sold or otherwise transferred or hypothecated until vesting conditions are removed or expire. Unlike restricted stock, stock underlying restricted stock units will not be issued until the restricted stock units have vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

•
A SAR entitles its holder, upon exercise of all or a portion of the SAR, to receive from us an amount determined by multiplying the difference obtained by subtracting the exercise or base price per share of the SAR from the fair market value at the time of exercise of the SAR by the number of shares with respect to which the SAR has been exercised, subject to any limitations imposed by the Executive Compensation Committee (or our Board, in the case of awards to non-employee directors). The exercise or base price per share subject to a SAR will be set by the Executive Compensation Committee (or our Board, in the case of awards to non-employee directors), but may not be less than 100% of the fair market value of a share of common stock on the date the SAR is granted. The Executive Compensation Committee (or our Board, in the case of awards to non-employee directors) determines the period during which the right to exercise the SAR vests in the holder, but in no event may a SAR have a term extending beyond the tenth anniversary of the date of grant. Payment pursuant to SAR awards may be in cash, shares, or a combination of both, as determined by the Executive Compensation Committee (or our Board, in the case of awards to non-employee directors).

•
Dividend equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant. Dividends and dividend equivalents may not be paid on awards subject to performance vesting conditions unless and until such conditions are met.

•
Performance awards may be granted in the form of cash awards, stock awards or other performance or incentive awards that are paid in cash, shares or a combination of cash and shares. The value of performance awards may be linked to any one or more of the performance criteria listed below, or other specific criteria determined by the Executive Compensation Committee (or our Board, in the case of awards to non-employee directors), in each case on a specified date or dates or over any period or periods determined by the plan administrator. Performance awards may be payable upon the attainment of pre-established performance goals based on one or more of the performance criteria listed below, or other specific criteria determined by the Executive Compensation Committee (or our Board, in the case of awards to non-employee directors). The goals are established and evaluated by the plan administrator and may relate to performance over any periods as determined by the Executive Compensation Committee (or our Board, in the case of awards to non-employee directors). The Executive Compensation Committee will also determine whether performance awards are intended to be performance-based compensation within the meaning of Section 162(m) of the Code.

•
Stock payments may be authorized by our Executive Compensation Committee (or our Board, in the case of awards to non-employee directors) in the form of common stock or an option or other right to purchase common stock as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any part of compensation, that would otherwise be payable to employees, consultants or members of our Board.

Transferability of Awards.    Unless the administrator provides otherwise, our 2015 Plan generally does not allow for the transfer of awards and only the recipient of an option or SAR may exercise such an award during his or her lifetime.

Qualified Performance-Based Compensation.    The Executive Compensation Committee may determine whether specific performance awards are intended to constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and will have the discretion to pay compensation that is not qualified performance-based compensation and that is not tax deductible. Under Section 162(m) of the Code, a "covered employee" is the Company's chief executive officer and the three (3) other most highly compensated officers of the Company other than the chief financial officer. Section 162(m) imposes a $1 million cap on the

14 CUBIC CORPORATION – 2015 Proxy Statement

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PROPOSAL 2: APPROVAL OF THE CUBIC CORPORATION 2015 INCENTIVE AWARD PLAN

compensation deduction that the Company may take in respect of compensation paid to covered employees; however, compensation that qualifies as qualified performance-based compensation is excluded from the calculation of the $1 million cap. In order to constitute qualified performance-based compensation under Section 162(m), in addition to certain other requirements, the relevant amounts must be payable only upon the attainment of pre-established, objective performance goals set by the Executive Compensation Committee and based on shareholder-approved performance criteria. In asking our shareholders to approve the 2015 Plan, we are also requesting our shareholders approve the below performance criteria.

The 2015 Plan includes the following performance criteria that may be considered by the Executive Compensation Committee when granting awards intended to be qualified performance-based awards, each of which may be measured with respect to our performance or the performance of a division, business unit or an individual: (1) net earnings (either before or after one or more of (a) interest, (b) taxes, (c) depreciation, (d) amortization, (e) goodwill impairment charges, and (f) non-cash equity-based compensation expense), (2) gross or net sales or revenue, (3) net income (either before or after taxes), (4) adjusted net income, (5) operating earnings or profit, (6) cash flow (including, but not limited to, operating cash flow and free cash flow), (7) return on assets, (8) return on capital, (9) return on stockholders' equity, (10) total stockholder return, (11) return on sales, (12) gross or net profit or operating margin, (13) costs, (14) expenses, (15) working capital, (16) earnings per share, (17) adjusted earnings per share, (18) price per share, (19) implementation or completion of critical projects, (20) market share, (21) economic value, (22) comparisons with various stock market indices, (23) capital raised in financing transactions or other financing milestones, (24) stockholders' equity, (25) market recognition (including, but not limited to, awards and analyst ratings), (26) financial ratios, (27) return on invested capital, (28) asset turnover, and (29) implementation, completion or attainment of objectively determinable objectives relating to commercial or strategic milestones or developments. These performance criteria may be measured in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. The Executive Compensation Committee shall select the performance criteria for each performance award for purposes of establishing the performance goal or performance goals applicable to such performance award for the designated performance period. With regard to a particular performance period, the Executive Compensation Committee will have the discretion to select the length of the performance period.

The Executive Compensation Committee may provide that one or more objectively determinable adjustments will be made to one or more of the performance goals established for any performance period. Such adjustments may include one or more of the following: (1) items related to a change in accounting principle, (2) items relating to financing activities, (3) expenses for restructuring or productivity initiatives, (4) other non-operating items, (5) items related to acquisitions, (6) items attributable to the business operations of any entity acquired by us during the performance period, (7) items related to the disposal of a business or segment of a business, (8) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards, (9) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period, (10) any other items of significant income or expense which are determined to be appropriate adjustments, (11) items relating to unusual or extraordinary corporate transactions, events or developments, (12) items related to amortization of acquired intangible assets, (13) items that are outside the scope of our core, on-going business activities, (14) items relating to changes in tax laws, (15) items relating to asset impairment charges,

(16) items relating to gains and losses for litigation, arbitration or contractual settlements, or (17) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

Forfeiture, Recoupment and Clawback Provisions.    Pursuant to its general authority to determine the terms and conditions applicable to awards under the 2015 Plan, the Executive Compensation Committee has the right to provide, in an award agreement or otherwise, that an award shall be subject to the provisions of any recoupment or clawback policies implemented by us, including, without limitation, any recoupment or clawback policies adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder.

Adjustments.    If there is any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of our assets to stockholders, or any other change affecting the shares of our common stock or the share price of our common stock other than an equity restructuring (as defined in the 2015 Plan), the plan administrator may make such equitable adjustments, if any, as the plan administrator in its discretion may deem appropriate to reflect such change with respect to (1) the aggregate number and type of shares that may be issued under the 2015 Plan (including, but not limited to, adjustments of the number of shares available under the 2015 Plan and the maximum number of shares which may be subject to one or more awards to a participant pursuant to the 2015 Plan during any calendar year), (2) the number and kind of shares, or other securities or property, subject to outstanding awards, (3) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto), and (4) the grant or exercise price per share for any outstanding awards under the 2015 Plan. If there is any equity restructuring, the number and type of securities subject to each outstanding award and the grant or exercise price per share for each outstanding award, if applicable, will be proportionately adjusted. Adjustments in the event of an equity restructuring will not be discretionary. Any adjustment affecting an award intended as "qualified performance-based compensation" will be made consistent with the requirements of Section 162(m) of the Code. The plan administrator also has the authority under the 2015 Plan to take certain other actions with respect to outstanding awards in the event of a corporate transaction, including provision for the cash-out, termination, assumption or substitution of such awards.

Corporate Transactions.    In the event of a change in control where the acquirer does not assume awards granted under the 2015 Plan, awards issued under the 2015 Plan shall, to the extent held by a participant who has not experienced a termination of service prior to the date of such change in control, be subject to accelerated vesting such that 100% of the awards will become vested and exercisable or payable, as applicable. Under the 2015 Plan, a change in control is generally defined as:

•
a transaction or series of related transactions (other than an offering of our stock to the general public through a registration statement filed with the Securities and Exchange Commission, or SEC) whereby any person or entity or related group of persons or entities (other than us, our subsidiaries, an employee benefit plan maintained by us or any of our subsidiaries or a person or entity that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, us) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the total combined voting power of our securities outstanding immediately after such acquisition;
CUBIC CORPORATION – 2015 Proxy Statement 15

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PROPOSAL 2: APPROVAL OF THE CUBIC CORPORATION 2015 INCENTIVE AWARD PLAN

•
during any two-year period, individuals who, at the beginning of such period, constitute our Board together with any new director(s) whose election by our Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of our Board;

•
our consummation (whether we are directly or indirectly involved through one or more intermediaries) of (1) a merger, consolidation, reorganization, or business combination or (2) the sale or other disposition of all or substantially all of our assets in any single transaction or series of transactions or (3) the acquisition of assets or stock of another entity, in each case other than a transaction:

•
which results in our voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into our voting securities or the voting securities of the person that, as a result of the transaction, controls us, directly or indirectly, or owns, directly or indirectly, all or substantially all of our assets or otherwise succeeds to our business (we or such person being referred to as a successor entity)) directly or indirectly, at least 50% of the combined voting power of the successor entity's outstanding voting securities immediately after the transaction; and

•
after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the successor entity; provided, however, that no person or group is treated as beneficially owning 50% or more of combined voting power of the successor entity solely as a result of the voting power held in us prior to the consummation of the transaction; or

•
a liquidation or dissolution of our company.

Amendment and Termination; Repricing Without Stockholder Approval Prohibited.    Our Board has the authority to amend, suspend or terminate the 2015 Plan at any time. However, shareholder approval of any amendment to the 2015 Plan will be obtained to the extent necessary to comply with any applicable law, regulation or stock exchange rule. Additionally, stockholder approval is required to (1) increase the maximum number of shares that may be issued under the 2015 Plan, (2) increase the limits imposed on the maximum number of shares that may be issued to any individual under the 2015 Plan during any calendar year, (3) reduce the per-share exercise price of the shares subject to any option or SAR, and (4) cancel any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. Except as necessary to comply with Section 409A of the Code, no amendment, suspension or termination of the 2015 Plan will impair the rights or obligations of a holder under an award theretofore granted, unless such award expressly so provides or such holder consents. If not terminated earlier by our Board, the 2015 Plan will terminate on the tenth anniversary of the date of its initial approval by our Board.

Securities Laws.    The 2015 Plan is intended to conform to all provisions of the Securities Act of 1933, as amended, and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The 2015 Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

Federal Income Tax
Consequences

The material federal income tax consequences of the 2015 Plan under current federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the 2015 Plan. The following discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed due to the fact that they may vary depending on individual circumstances and from locality to locality.

Stock Options and Stock Appreciation Rights.    A 2015 Plan participant generally will not recognize taxable income and we generally will not be entitled to a tax deduction upon the grant of a stock option or SAR. The tax consequences of exercising a stock option and the subsequent disposition of the shares received upon exercise will depend upon whether the option qualifies as an ISO as defined in Section 422 of the Code. The 2015 Plan permits the grant of options that are intended to qualify as ISOs as well as options that are not intended to so qualify; however, ISOs may be granted only to our employees and employees of our parent or subsidiary corporations, if any. Upon exercising an option that does not qualify as an ISO when the fair market value of our stock is higher than the exercise price of the option, a 2015 Plan participant generally will recognize taxable income at ordinary income tax rates equal to the excess of the fair market value of the stock on the date of exercise over the purchase price, and we (or our subsidiaries, if any) generally will be entitled to a corresponding tax deduction for compensation expense, in the amount equal to the amount by which the fair market value of the shares purchased exceeds the purchase price for the shares. Upon a subsequent sale or other disposition of the option shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant's tax basis in the shares.

Upon exercising an ISO, a 2015 Plan participant generally will not recognize taxable income, and we will not be entitled to a tax deduction for compensation expense. However, upon exercise, the amount by which the fair market value of the shares purchased exceeds the purchase price will be an item of adjustment for alternative minimum tax purposes. The participant will recognize taxable income upon a sale or other taxable disposition of the option shares. For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition generally occurs if the sale or other disposition is made more than two years after the date the option was granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition generally will result.

Upon a qualifying disposition of ISO shares, the participant will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the shares over their purchase price. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares on the exercise date (or, if less, the price at which the shares are sold) over their purchase price will be taxable as ordinary income to the participant. If there is a disqualifying disposition in the same year of exercise, it eliminates the item of adjustment for alternative minimum tax purposes. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the participant.

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PROPOSAL 2: APPROVAL OF THE CUBIC CORPORATION 2015 INCENTIVE AWARD PLAN

We will not be entitled to any tax deduction if the participant makes a qualifying disposition of ISO shares. If the participant makes a disqualifying disposition of the shares, we should be entitled to a tax deduction for compensation expense in the amount of the ordinary income recognized by the participant.

Upon exercising or settling a SAR, a 2015 Plan participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid or value of the shares issued upon exercise or settlement. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant's tax basis in the shares.

Restricted Stock and Restricted Stock Units.    A 2015 Plan participant generally will not recognize taxable income and we generally will not be entitled to a tax deduction upon the grant of restricted stock or restricted stock units. Upon the termination of restrictions on restricted stock or the settlement of restricted stock units, the participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid to the participant or the amount by which the then fair market value of the shares received by the participant exceeds the amount, if any, paid for them. Upon the subsequent disposition of any shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant's tax basis in the shares. However, a 2015 Plan participant granted restricted stock that is subject to forfeiture or repurchase through a vesting schedule such that it is subject to a "risk of forfeiture" (as defined in Section 83 of the Code) may make an election under Section 83(b) of the Code to recognize taxable income at ordinary income tax rates, at the time of the grant, in an amount equal to the fair market value of the shares of common stock on the date of grant, less the amount paid, if any, for such shares. We will be entitled to a corresponding tax deduction for compensation, in the amount recognized as taxable income by the participant. If a timely Section 83(b) election is made, the participant will not recognize any additional ordinary income on the termination of restrictions on restricted stock, and we will not be entitled to any additional tax deduction.

Dividend Equivalents, Stock Payment Awards and Cash-Based Awards.    A 2015 Plan participant will generally not recognize taxable income and we will not be entitled to a tax deduction upon the grant of dividend equivalents, stock payment awards or cash-based awards until cash or shares are paid or distributed to the participant. At that time, any cash payments or the fair market value of shares that the participant receives will be taxable to the participant at ordinary income tax rates and we should be entitled to a corresponding tax deduction for compensation expense. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant's tax basis in the shares.

Section 409A of the Code.    Certain types of awards under the 2015 Plan may constitute, or provide for, a deferral of compensation under

Section 409A. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% federal income tax (and, potentially, certain interest penalties). To the extent applicable, the 2015 Plan and awards granted under the 2015 Plan will be structured and interpreted to comply with Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Section 409A.

Section 162(m) Limitation.    In general, under Section 162(m) of the Code, income tax deductions of publicly held corporations may be limited to the extent total compensation for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" if an independent compensation committee determines performance goals, the material terms of the performance-based compensation are disclosed to and approved by our shareholders, and certain other procedural requirements are met. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date. Specifically, the option exercise price must be equal to or greater than the fair market value of the stock subject to the award on the grant date. The 2015 Plan has been structured with the intent that certain other awards granted under the 2015 Plan may, in the discretion of the Executive Compensation Committee, be structured so as to qualify for the "qualified performance-based compensation" exception to the $1 million annual deductibility limit of Section 162(m) of the Code. However, awards granted under the 2015 Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code only if the awards and the procedures associated with them comply with all requirements of Section 162(m) of the Code. There can be no assurance that compensation attributable to awards granted under the 2015 Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code and thus be deductible to us.

New Plan Benefits

Awards under the 2015 Plan are subject to the discretion of the plan administrator and no determinations have been made by the plan administrator as to any awards that may be granted pursuant to the 2015 Plan. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2015 Plan or the benefits that would have been received by such participants if the 2015 Plan had been in effect in the fiscal year ended September 30, 2014. No awards have been issued under the 2015 Plan as it is not yet effective.

CUBIC CORPORATION – 2015 Proxy Statement 17

PROPOSAL 3: APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

The Board Unanimously Recommends That You Vote "FOR" This Proposal.

We are requesting that our shareholders approve the adoption of our Employee Stock Purchase Plan (the "Purchase Plan"). In November 2014, our Board approved the adoption of the Purchase Plan, to be effective as of the date on which our shareholders approve the Purchase Plan. If the Purchase Plan is not approved by our shareholders, the Purchase Plan will not become effective.

Overview of Proposed Purchase
Plan

Background and Proposed Share Reserve

Our Board has unanimously adopted, subject to shareholder approval, the Purchase Plan for our employees and the employees of our subsidiaries.

The Purchase Plan authorizes the issuance of 600,000 shares of our common stock.

The primary purpose of the Purchase Plan is to provide employees an opportunity to participate in the ownership of the Company by purchasing common stock of the Company through payroll deductions. The Purchase Plan is intended to benefit the Company as well as its shareholders and employees. The Purchase Plan gives employees an opportunity to purchase shares of common stock at a discounted price. We believe that our shareholders will correspondingly benefit from the increased interest on the part of participating employees in the profitability of the Company. Finally, the Company will benefit from the periodic investments of capital provided by participants in the Purchase Plan. Employees make such purchases by participation in the regular offering periods under the Purchase Plan.

The Purchase Plan will have two components in order to give the Company increased flexibility in the granting of purchase rights under the Purchase Plan to U.S. and to non-U.S. employees. Specifically, the Purchase Plan authorizes the grant of options that are intended to qualify for favorable U.S. federal tax treatment (the "Section 423 Component") under Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). To facilitate participation for employees located outside of the U.S. in light of non-U.S. law and other considerations, the Purchase Plan also provides for the grant of options that are not intended to be tax-qualified under Code Section 423 (the "Non-Section 423 Component"). The plan administrator will designate offerings made under the Non-Section 423 Component and, except as otherwise noted below, the Section 423 Component and the Non-Section 423 Component generally will be operated and administered in the same way.

We believe that the Purchase Plan is a necessary and valuable incentive and retention tool that will benefit our shareholders. Specifically, the Purchase Plan will enable us to: (1) provide eligible employees with a convenient means of acquiring an equity interest in the Company through payroll deductions, (2) enhance such employees' sense of participation in the affairs of the Company, and (3) provide an incentive for continued employment. The Purchase Plan will also align the interests of employees with those of shareholders through increased stock ownership.

Background for the Determination of the Share Reserve Under the Purchase Plan

In determining whether to approve the Purchase Plan, including the share reserve under the Purchase Plan, our Board considered the analysis of Towers Watson, the Executive Compensation Committee's independent compensation consultant, and the following:

•
It is estimated that the shares reserved for issuance under the Purchase Plan (assuming approval of this Proposal 3) will be sufficient for awards for approximately 6 to 10 six-month offering periods, noting that future circumstances, including employee participation rates and changes in our stock price, may change this. Based on the foregoing, we expect that we would require an increase to the share reserve under the Purchase Plan in 3 to 5 years (primarily dependent on employee participation levels, the future price of our shares and hiring activity during that time), noting again that the share reserve under the Purchase Plan could last for a longer or shorter period of time, depending on employee participation levels, the future price of our shares and hiring activity, which we cannot predict with any degree of certainty at this time.

•
The total aggregate equity value of the 600,000 authorized shares being requested under the Purchase Plan, based on the closing price for one share of the Company's common stock on November 14, 2014 ($45.99), is $27,594,000.

•
If approved, the issuance of the 600,000 shares to be reserved under the Purchase Plan would dilute the holdings of shareholders by an additional 2.2% on a fully diluted basis, based on the number of shares of the Company's common stock outstanding as of November 15, 2014.

•
Towers Watson's analysis, which was based on generally accepted evaluation methodologies used by proxy advisory firms, that the number of shares under the Purchase Plan is well within generally accepted standards as measured by an analysis of the plan cost relative to industry standards.

In light of the factors described above, and the fact that our Board believes that offering an employee stock purchase plan is important to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the Purchase Plan is reasonable and appropriate at this time. Our Board will not create a subcommittee to evaluate the risks and benefits for issuing the shares reserved for issuance under the Purchase Plan.

Shareholder Approval Requirement

In general, shareholder approval of the Purchase Plan will permit us to (1) meet the shareholder approval requirements of the principal securities market on which shares of our common stock are traded and (2) allow us to grant purchase rights under the Section 423 Component of the Purchase Plan that are intended to qualify for favorable tax treatment under Section 423 of the Code.

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PROPOSAL 3: APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

Summary of the Purchase Plan

This section summarizes certain principal features of the Purchase Plan. The summary is qualified in its entirety by reference to the complete text of the Purchase Plan. Shareholders are urged to read the actual text of the Purchase Plan in its entirety, which is set forth in Appendix B to this proxy statement.

Authorized Shares.    The maximum aggregate number of shares of the Company's common stock that may be issued under the Purchase Plan is 600,000, all of which may be issued under the Section 423 Component or the Non-Section 423 Component, and any such shares issued upon exercise may consist of authorized and unissued shares, treasury shares or shares bought on the open market.

Plan Administration.    The Purchase Plan will be administered by the Executive Compensation Committee of the Board. Subject to the provisions of the Purchase Plan, the plan administrator determines the terms and conditions of the offerings under the Purchase Plan; provided, however, that all participants granted purchase rights in an offering which are intended to comply with Section 423 of the Code will have the same rights and privileges within the meaning of Section 423 of the Code. For purposes of the Purchase Plan, the plan administrator may designate separate offerings under the Purchase Plan, the terms of which need not be identical, in which eligible employees of one or more participating companies will participate, even if the dates of the applicable offering periods in each such offering are identical, provided that the terms of participation are the same within each separate offering as determined under Section 423 of the Code.

The plan administrator may adopt sub-plans, appendices, rules and procedures relating to the operation and administration of the Purchase Plan to facilitate participation in the Purchase Plan by employees who are foreign nationals or employed outside the U.S. To the extent any sub-plan is inconsistent with the requirements of Section 423 of the Code, it will be considered part of the Non-Section 423 Component. The provisions of the Purchase Plan will govern any sub-plan unless superseded by the terms of such sub-plan.

Eligibility.    Only employees may participate in the Purchase Plan. For this purpose, an "employee" is any person who is employed by the Company or any of its majority-owned subsidiaries which have been designated by the Board as participating companies under the Purchase Plan. No employee will be permitted to subscribe for shares under the Purchase Plan if, immediately after the option is granted, the employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company, a parent corporation or any of its subsidiaries (including stock issuable upon exercise of options held by him or her), nor will any employee be granted a purchase right that would permit him or her to buy more than $25,000 worth of stock under the Purchase Plan in any calendar year (valued at the time such purchase right is granted) for each calendar year during which such purchase right is outstanding at any time. The Executive Compensation Committee may also exclude from participation (1) any employee that is a "highly compensated employee" of the Company or any participating company (within the meaning of Section 414(q) of the Code), or that is such a "highly compensated employee" (A) with compensation above a specified level, (B) who is an officer and/or (C) is subject to the disclosure requirements of Section 16(a) of the Exchange Act, and/or (2) any employee that has not met a service requirement designated by the Executive Compensation Committee pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years), and/or (3) any employee whose customary employment with the Company or any participating company is twenty hours or less per week and/or not more than five months per calendar year (or any lesser number of hours per week or months per calendar year designated by the Executive Compensation Committee). Participation in the Section 423 Component is further subject to the eligibility requirements of Section 423 of the Code.

If the grant of a purchase right under the Purchase Plan to any employee of a participating company who is a citizen or resident of a foreign jurisdiction would be prohibited under the laws of such foreign jurisdiction or the grant of a purchase right to such employee in compliance with the laws of such foreign jurisdiction would cause the Purchase Plan to violate the requirements of Section 423 of the Code, as determined by the Executive Compensation Committee in its sole discretion, such employee will not be permitted to participate in the Section 423 Component of the Purchase Plan.

In addition, with respect to the Non-Section 423 Component, all of the foregoing rules will apply in determining who is an eligible employee, except the plan administrator may limit eligibility further within a participating company so as to only designate some employees of a participating company as eligible employees, and to the extent the foregoing eligibility rules are not consistent with applicable local laws.

An employee may purchase up to 5,000 shares during an offering period under the Purchase Plan. Any payroll deductions not applied to the purchase of shares due to the application of this limitation will be refunded to the participant.

As of November 15, 2014, the Company had 7,726 employees who could have been eligible to participate in the Purchase Plan had the Purchase Plan been in effect and had all of the Company's subsidiaries for whom such employees work been designated as participating companies under the Purchase Plan.

Offering Periods.    There will generally one offering period under the Purchase Plan during each six-month period commencing January 1 and July 1 of each year of the Purchase Plan. No offering period may commence prior to the effective date of the Purchase Plan. It is anticipated that the first offering period under the Purchase Plan will commence on July 1, 2015, although the Executive Compensation Committee may establish another commencement date. The first day of an offering period is referred to as the "Grant Date." The last trading day of an offering period is referred to as the "Exercise Date."

Purchase Price.    The purchase price per share at which shares will be sold in an offering under the Purchase Plan is 95% of the fair market value of a share of the Company's common stock on the Exercise Date. The Executive Compensation Committee may change the purchase price for future offering periods, but the purchase price per share at which shares will be sold in an offering under the Purchase Plan will never be less than the lower of (1) 85% of the fair market value of a share of the Company's common stock on the Exercise Date or (2) 85% of the fair market value of a share of the Company's common stock on the Grant Date. The fair market value of the Company's common stock on a given date is the closing price as reported by the NYSE. On November 14, 2014, the closing price of the Company's common stock on the New York Stock Exchange was $45.99 per share.

Payment of Purchase Price; Payroll Deductions.    The purchase price of the shares is generally accumulated by payroll deductions over the offering period unless payroll deductions are not permitted in a jurisdiction outside the U.S. Each participant may authorize automatic payroll deductions in any multiple of 1% (up to a maximum of 20%) of his or her eligible compensation during the offering period. Unless otherwise determined by the Executive Compensation Committee, a participant may decrease or suspend, but not increase, the rate of his or her payroll deductions once during an offering period. The change in rate shall be effective with the first full payroll period following the Company's receipt of a new election form (or such shorter or longer

CUBIC CORPORATION – 2015 Proxy Statement 19

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PROPOSAL 3: APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

period as may be determined by the plan administrator, in its sole discretion). All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan and are included with the general funds of the Company, unless the funds for non-U.S. participants must be segregated and held in a separate account. Funds received upon sales of stock under the Purchase Plan are used for general corporate purposes.

Withdrawal.    A participant may terminate his or her interest in a given offering by signing and delivering a notice of withdrawal from the Purchase Plan within such number of days prior to the Exercise Date of the applicable offering period as is prescribed by the plan administrator for withdrawals.

Termination of Employment.    Termination of a participant's employment for any reason, including retirement, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant. A transfer of employment from one participating company to another will not constitute a termination of employment for purposes of the Purchase Plan, but may result in the participant participating in a different offering under the Purchase Plan. If the employment of a participant is terminated by the participant's death, the executor of such participant's will or the administrator of such participant's estate may request payment of the balance in the participant's account, in which event the payroll deductions credited to the participant's account will be returned without interest to such participant's heirs. If the Company does not receive such notice prior to the Exercise Date, the participant's right to purchase shares under the Purchase Plan will be deemed to have been exercised on the Exercise Date.

Share Proration.    Should the total number of shares of the Company's common stock which are to be purchased under outstanding purchase rights on any Exercise Date exceed the lesser of (1) the number of shares then available for issuance under the Purchase Plan or (2) the number of shares available for issuance under the Purchase Plan as of the commencement of that offering period, the Executive Compensation Committee will make a pro rata allocation of the available shares in as nearly a uniform manner as possible, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the Company's common stock prorated to such individual, will be refunded to such participant.

Adjustments.    In the event any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of common stock or other securities of the Company, issuance of warrants or other rights to purchase common stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Executive Compensation Committee, affects the common stock such that an adjustment is determined by the Executive Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Purchase Plan or with respect to any outstanding purchase rights under the Purchase Plan, the Executive Compensation Committee shall make equitable adjustments, if any, to reflect such change with respect to (1) the number of shares of common stock subject to the Purchase Plan, (2) the maximum number of shares of common stock a participant may purchase during an offering period, and (3) the number and the purchase price of shares of common stock subject to options outstanding under the Purchase Plan to preserve, but not increase, the rights of participants.

Corporate Transactions.    In the event of certain significant transactions or a change in control, or of changes in applicable laws, regulations or accounting principles, and whenever the Executive Compensation Committee determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Purchase Plan or with respect to any right under the Purchase Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Executive Compensation Committee may provide for (1) either the replacement or termination of outstanding rights in exchange for cash or other property, (2) the assumption or substitution of outstanding rights by the successor or survivor corporation or parent or subsidiary thereof, if any, (3) the adjustment in the number and type of shares of stock subject to outstanding rights, (4) the use of participants' accumulated payroll deductions to purchase stock on a new purchase date prior to the next purchase date and termination of any rights under ongoing offering periods or (5) the termination of all outstanding rights. No adjustment or action shall be authorized to the extent that such adjustment or action would cause the Section 423 Component of the Purchase Plan to fail to satisfy the requirements of Section 423 of the Code.

Amendment and Termination.    The Purchase Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by our Board. However, without approval of our shareholders, the Purchase Plan may not be amended (1) to change the number or type of shares of common stock reserved for issuance under the Purchase Plan, (2) in any manner which would cause the Section 423 Component of the Purchase Plan to no longer be an "employee stock purchase plan" within the meaning of the Code, or (3) in any manner which would require shareholder approval under applicable law or the rules of the stock exchange on which our common stock is listed.

No purchase rights granted under the Purchase Plan, and no shares of the Company's stock will be issued under the Purchase Plan, until the Purchase Plan has been approved by our shareholders.

Securities Laws.    The Purchase Plan is intended to conform to all provisions of the Securities Act of 1933, as amended, and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The Purchase Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

Federal Income Tax
Consequences

The material federal income tax consequences to an employee who participates in the Purchase Plan under current federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the Purchase Plan. The following discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed due to the fact that they may vary depending on individual circumstances and from locality to locality. This summary also assumes that the Section 423 Component complies with Section 423 of the

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PROPOSAL 3: APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

Code and is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

As described above, the Purchase Plan has a Section 423 Component and a Non-Section 423 Component. The tax consequences for a U.S. taxpayer will depend on whether he or she participates in the Section 423 Component or the Non-Section 423 Component.

Tax Consequences to U.S. Participants in the Section 423 Component.    The right of participants to make purchases under the Section 423 Component are intended to qualify under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Purchase Plan. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) an amount equal to such percentage discount of the fair market value of the shares as applied as of the first day of the offering period (e.g., 5%). Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them.

We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Tax Consequences to U.S. Participants in the Non-Section 423 Component.    A U.S. participant in the Non-Section 423 Component will have compensation income equal to the value of the common stock on the day he or she purchased the common stock less the purchase price.

When a participant sells the common stock he or she purchased under the Non-Section 423 Component of the Purchase Plan, he or she also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the common stock on the day he or she purchased it. This capital gain or loss will be long-term if the participant held the common stock for more than one year and otherwise will be short-term.

Any compensation income that a participant receives upon the purchase of shares of common stock under the Non-Section 423 Component of the Purchase Plan is subject to withholding for income, Medicare and social security taxes, as applicable. In addition, the compensation income is required to be reported as ordinary income to the participant on his or her annual Form W-2, and the participant is responsible for ensuring that this income is reported on his or her individual income tax return.

We are entitled to a deduction for amounts taxed as ordinary income to a participant to the extent of ordinary income recognized upon a purchase made under the Non-Section 423 Component.

New Plan Benefits

Because the number of shares that may be purchased under the Purchase Plan will depend on each employee's voluntary election to participate and on the fair market value of our common stock at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance. No shares of common stock have been issued under the Purchase Plan as it is not yet effective.

CUBIC CORPORATION – 2015 Proxy Statement 21

PROPOSAL 4:
ADVISORY VOTE TO APPROVE EXECUTIVE
OFFICER COMPENSATION

The Board Unanimously Recommends That You Vote "FOR" This Proposal

The Board is seeking your approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis and other related tables and disclosure. Accordingly, the Board recommends that you vote "FOR" the following resolution:

  "Resolved, that the compensation of Cubic's named executive officers during fiscal year 2014, as described in its proxy statement for its 2015 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis and other related tables and disclosure, is hereby approved."

This proposal, commonly known as a "Say-on-Pay" proposal, gives you the opportunity to express your views on the Company's executive compensation practices. Because your vote is advisory, it will not be binding upon the Board. However, the Executive Compensation Committee will consider the outcome of the vote when making future executive compensation decisions. At our 2014 Annual Meeting, shareholders approved our Executive Compensation policies by a strong majority, with over 97% of shareholder votes cast in favor of our 2014 say-on-pay resolution (excluding abstentions and broker non votes). We currently expect to bring a similar proposal to you at each annual meeting of shareholders.

As described more fully in the Compensation Discussion and Analysis herein, the Company evaluates executive officer compensation in several different ways, including reviewing market survey compensation data, reviewing customized compensation information for companies of comparable size and complexity and receiving advice and recommendations from the Chief Executive Officer for executives other than himself. These multiple bases of review and evaluation help our Executive Compensation Committee oversee an executive compensation program that is competitive yet closely tied to the Company's and each executive officer's performance. Additionally, the Company's annual bonus program recognizes and rewards the success of executives who manage performance to achieve the short-term goals set for them every year by the Company and the Executive Compensation Committee.

The Board recognizes that there is considerable public discussion regarding appropriate approaches to compensation. However, the Board believes that the Company's executive compensation policies are balanced, appropriately focused on pay for performance principles, aligned with the long-term interests of our shareholders, and enable the Company to attract and retain experienced senior executives.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and
Analysis

This Compensation Discussion and Analysis describes the Company's compensation philosophy and the objectives of the Company's compensation program for its executive officers, including the named executive officers listed in the Summary Compensation Table below (the "NEOs") and how the Executive Compensation Committee oversees the executive compensation program. This Compensation Discussion and Analysis also describes the compensation determination process for fiscal year 2014 and how each element of compensation was determined.

Review of Executive
Compensation Best Practices

The Board believes that the Company's compensation policies and practices are aligned with good corporate governance:

•
Stock ownership guidelines apply to both executive officers and directors

•
Clawback policy for incentive compensation

•
"Double trigger" change-in-control agreements

•
No tax gross-ups

•
No employment contracts

•
Modest perquisites

•
Long-term equity incentive award program aligns executive incentives with shareholder interests

•
Strong shareholder response (97% in favor) to 2014 say-on-pay vote

Overview and Objectives of
Executive Compensation
Program

The Board recognizes that there is considerable public discussion regarding appropriate approaches to compensation. However, the Board believes that the Company's executive compensation policies are balanced, appropriately focused on pay for performance principles, aligned with the long-term interests of our shareholders, and enable the Company to attract and retain experienced senior executives.

As described more fully in this Compensation Discussion and Analysis, the Company evaluates executive officer compensation in several different ways, including reviewing market survey compensation data, reviewing customized compensation information for companies of comparable size and complexity and receiving advice and recommendations from the CEO. These multiple bases of review and evaluation help our Executive Compensation Committee oversee an executive compensation program that is competitive yet tied to the Company's and each executive officer's performance. Additionally, the Company's annual performance bonus program recognizes and rewards the success of executives who manage performance to achieve the short-term goals set for them every year by the Company and the Executive Compensation Committee.

We have three elements in our executive compensation program: base salary, an annual performance bonus, and a long-term equity incentive award program for our executive officers. The long-term equity incentive award program includes RSUs that vest based on the passage of time as well as RSUs that vest based on the Company's achievement of certain performance objectives over a three-year performance period.

Setting Executive
Compensation – Role of the
Executive Compensation
Committee and Management

The Executive Compensation Committee is responsible for overseeing our executive compensation program for all executive officers, including the NEOs, for the senior officers of the Company's major business units, as well as determining and approving ongoing compensation arrangements for our NEOs. The Executive Compensation Committee also makes recommendations to the Board with respect to compensation for our Independent Directors. In making its decisions, the Executive Compensation Committee relies on advice from its independent compensation consultant and receives, reviews, and acts on recommendations from the Chief Executive Officer ("CEO") regarding salary, bonus and equity compensation for all executive officers including the NEOs (other than himself) and for the senior officers of its major business units. Our human resources department assists the CEO in the formulation of compensation recommendations to the Executive Compensation Committee, and other executive officers may provide relevant input as needed for persons other than themselves. It evaluates and approves these compensation elements annually. If relatives of any director or elected corporate principal officer are also employees of the Company or any subsidiary, the Executive Compensation Committee also reviews compensation recommendations for such individuals.

Role of Independent
Compensation Consultant and
Comparable Company
Information

Our Executive Compensation Committee has not historically established compensation levels based on benchmarking. Our Executive Compensation Committee has instead relied upon the

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judgment of its members in making compensation decisions after reviewing our performance and carefully evaluating an NEO's performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with our company, current compensation arrangements and long-term potential to enhance shareholder value.

However, in order to attract, retain and motivate senior executives, our annual compensation evaluation process does include a review of the salary and bonus practices of organizations of similar size, in comparable industries, and concerning individuals with relevant responsibilities and experience. The CEO and our human resources department support their recommendations regarding executive compensation with this competitive market data. For fiscal year 2014, executive compensation levels by job category were reviewed in the context of industry survey data provided by three independent consulting firms (Radford, Mercer and Towers Watson), which surveys were subscribed to by our human resources department (data is not customized for the Company). The companies included in these surveys have both a regional and national focus. Together, these surveys included data from approximately 4,000 companies and included data regarding both executive and non-executive salaries, bonuses and equity compensation. The Executive Compensation Committee also reviewed the foregoing survey data in recommending a new compensation program for our Independent Directors, which new program was approved by the Board effective July 1, 2014. We do not instruct the providers of this data to significantly vary their reports from a standard format, the identities of the individual companies included in the surveys were not provided to the Executive Compensation Committee, and the Executive Compensation Committee did not refer to individual compensation information for such companies. Our objective is to obtain data from a broad spectrum of technology and defense companies and also from public companies of similar size in sales.

While the Executive Compensation Committee reviewed the foregoing comparable company data in connection with its determinations of the fiscal year 2014 base salaries, target bonuses and long-term equity incentive awards for our NEOs, the Executive Compensation Committee did not attempt to set those compensation levels or awards at a certain target percentile with respect to the comparable company data or otherwise rely entirely on that data to determine NEO compensation. Instead, as described above and consistent with past practice, the Executive Compensation Committee members relied on their judgment and experience in setting those compensation levels and making those awards. We expect that the Executive Compensation Committee will continue to review comparable company data in connection with setting the compensation we offer our NEOs to help ensure that our compensation programs are competitive and fair.

The Executive Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the oversight of our executive compensation program. During fiscal year 2014, the Executive Compensation Committee independently engaged and received advice from Towers Watson. Towers Watson provided the Executive Compensation Committee with advice regarding senior executive compensation and Independent Director compensation. Towers Watson was asked to survey similarly sized companies in similar businesses in respect of senior executive positions and responsibilities, taking into account the range of salary and bonus compensation without reference to perquisites and equity-based or related awards. They were also asked for input related to setting compensation for fiscal year 2015. In addition, during fiscal year 2014, management retained Towers Watson to provide pension and actuarial services to the Company in connection with the Company's pension plan. Management consulted with the

Executive Compensation Committee prior to its retention of Towers Watson for such additional services. During fiscal year 2014, the aggregate fees for determining or recommending the amount or form of executive and director compensation paid to Towers Watson was $49,658, and the aggregate fees for the additional services related to pension and actuarial services paid to Towers Watson was $152,164. After review and consultation with Towers Watson, the Executive Compensation Committee has determined that Towers Watson is independent and there is no conflict of interest resulting from retaining Towers Watson currently or during fiscal year 2014. In reaching these conclusions, the Executive Compensation Committee considered the factors set forth in Exchange Act Rule 10C-1 and NYSE listing standards.

As part of its review, Towers Watson prepared an independent assessment of competitive compensation levels and incentive practices for the Company's CEO for fiscal year 2014 and beyond. The review was based on the Radford, Mercer and Towers Watson published survey data provided by our human resources department as well as proxy disclosures by a select group of relevant peer companies. The peer companies were approved by the Executive Compensation Committee with review and input from Towers Watson and senior management based on industry sector, similarity of business activities, size and performance. The objective was to have a group of companies sufficient in size and relevance to provide meaningful assessments of compensation levels and practices. The peers included the following 15 defense and technology companies.

  AeroVironment, Inc.
  Ansys, Inc.
  CACI International, Inc.
  Ducommun Inc.
  Esterline Technologies Corp.
  HEICO Corp.
  iGATE Corporation
  Kratos Defense & Security Solutions, Inc.
  ManTech International Corporation
  Moog Inc.
  NCI, Inc.
  Teledyne Technologies Inc.
  Teradata Corporation
  Unisys Corporation
  ViaSat, Inc.

Compensation Recovery Policy

Management and the Board believe our compensation policies are not reasonably likely to result in the incurrence of a material adverse financial or other effect. Moreover, we believe our compensation policies and practices have not and will not impact our risk management objectives and do not create risks that are reasonably likely to have a material adverse effect on the Company. However, the Board determined that it would be prudent to implement a compensation recovery policy, and such a policy was approved by the Board in November 2014.

Pursuant to the terms of the compensation recovery or "clawback" policy, the Board may require the reimbursement or forfeiture of incentive compensation from an executive officer in the event the officer's wrongdoing is later determined by the Board to have resulted in (a) a restatement of the Company's financial results due to its material noncompliance with any financial reporting requirement under U.S. securities laws, or (b) a material negative revision of a financial or

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operating measure on the basis of which incentive compensation was awarded (a "Recoverable Event"). We believe that by providing the Company with the appropriate power to recover incentive compensation paid to an executive officer in this situation, the Company demonstrates its commitment to strong corporate governance. This clawback policy is in addition to any policies or recovery rights that are provided under applicable laws, including the Sarbanes-Oxley Act and the Dodd-Frank Act.

Under our clawback policy, if the Board determines that a Recoverable Event was caused by an executive officer's fraudulence, gross negligence or willful misconduct, it may require reimbursement from the executive officer for vested incentive compensation and/or the forfeiture of unvested or unpaid incentive compensation. The amount of vested compensation that may be recovered or subject to forfeiture is any incentive compensation paid to, and any performance-based equity awards earned by, the executive officer that the executive officer would not have received if the Company's financial results had been reported properly. The right to cause a forfeiture or recovery of incentive compensation applies to incentive compensation awarded, vested and/or paid during the twelve months prior to the date on which the Company is required to prepare an accounting restatement.

Ownership Guidelines

In October 2014, the Executive Compensation Committee implemented management stockholding guidelines (the "Ownership Guidelines") to further align the interests of management with the Company's stockholders, with the intent that the guidelines be met within five years of implementation, promotion or new hire, whichever is later.

The Ownership Guidelines are as follows:

•
Chief Executive Officer, three times base salary;

•
Other executive officers, one times base salary; and

•
Vice Presidents or above who receive long-term equity incentive awards, 0.5 times base salary.

Under the Ownership Guidelines, all Company shares directly held by the officer, his or her related trusts and immediate family shall be included in the calculations, provided, however, that any unvested RSUs shall not be included.

Response to the 2014
Say-On-Pay Vote

In February 2014, we held a say-on-pay vote, and our shareholders overwhelmingly approved the compensation of our NEOs, with over 97% of shareholder votes cast in favor of our 2014 say-on-pay resolution (excluding abstentions and broker non-votes). As we evaluated our compensation practices and talent needs after this date, we were mindful of the strong support our shareholders expressed for our compensation philosophy. Following its annual review of our executive compensation practices after the annual meeting, the Executive Compensation Committee decided generally to retain the approach to executive compensation it had previously adopted for fiscal year 2013.

Fiscal Year 2014 Executive
Compensation Decisions

The amount of each element of pay is determined annually taking into account factors including competitive company compensation data, as described above. A description of the executive compensation decisions with respect to fiscal year 2014 compensation for the NEOs is set forth below.

Base Salary

Base salaries for our executives are established based on individual factors such as the scope of their responsibilities, background, track record, training and experience, as well as competitive market compensation and the overall market demand for such executives at the time the respective employee agreements are negotiated. As with total executive compensation, we believe that executive base salaries should be competitive with the range of salaries for executives in similar positions and with similar responsibilities, although we have not historically benchmarked executive base salaries against a specific market comparison group. An executive's base salary is also evaluated together with components of the executive's other compensation to ensure that the executive's total compensation is consistent with our overall compensation philosophy.

In December 2013, the Executive Compensation Committee reviewed the base salaries of the NEOs and, after consultation with the CEO (with respect to the salaries of the other NEOs) and a review of the comparable company information described above, the Executive Compensation Committee determined to increase the base salary of Mr. Schmitz by 5% over the fiscal year 2013 level. In June 2014, in connection with Mr. Feldmann's assumption of the role of CEO on July 1, 2014, the Executive Compensation Committee determined to increase Mr. Feldmann's base salary to $700,000. In addition, the Executive Compensation Committee determined that Mr. Boyle's base salary would remain at its current level of $750,000 per year through September 30, 2014, and effective October 1, 2014, Mr. Boyle's annual base salary would adjust to $150,000. The base salaries of the other NEOs were not increased during fiscal year 2014. The fiscal year 2014 base salaries and current titles for each of the NEOs are reflected in the Summary Compensation Table below.

Annual Incentives

Our executive compensation program includes eligibility for an annual performance-based cash bonus for all executives. Our annual bonuses emphasize pay-for-performance by providing our executives with the opportunity to receive performance bonuses based on corporate performance relative to those measures which are determined by the Executive Compensation Committee to be most likely to enhance shareholder value.

For fiscal year 2014, Mr. Boyle had a target bonus of 100% of salary and each of Messrs. Thomas, Shewmaker, Schmitz and Balentine had a target bonus of 50% of salary. For fiscal year 2014, Mr. Feldmann had a target bonus of 62.5% of salary, which was prorated at 50% for the first nine months of the year and 100% for the last three months of the

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year. There is a floor of 10% of salary and a maximum bonus of one and one-half times the target bonus.

For fiscal year 2014, the NEOs were eligible to receive a fiscal year 2014 bonus if the financial performance of the Company or a business segment of the Company met selected goals. The various performance objectives under the annual bonus plan are weighted depending on the Executive Compensation Committee's belief regarding the suitability of emphasis of each factor for that year's performance. The fiscal year 2014 annual bonuses for Messrs. Boyle, Feldmann and Thomas were tied to selected financial goals related to the Company's performance, including sales, adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"), and return on invested capital. The fiscal year 2014 bonus formula identified the major bonus element as earnings per share ("EPS") for Messrs. Boyle, Feldmann and Thomas because the Executive Compensation Committee believes this financial metric to be a principal driver of the attractiveness of an equity investment in the Company. The fiscal year 2014 annual bonus for Mr. Shewmaker was tied to the performance of our Cubic Transportation Systems ("CTS") segment, including sales, Adjusted EBITDA and return on invested capital, as well as EPS of the Company.

The fiscal year 2014 annual bonus for Mr. Schmitz was tied to the performance of our Cubic Defense Systems ("CDS") segment, including Adjusted EBITDA and return on invested capital, as well as EPS of the Company. The fiscal year 2014 annual bonus for Mr. Balentine was tied to the performance of our Mission Support Services ("MSS") segment, including sales, Adjusted EBITDA and return on invested capital, as well as EPS of the Company. For Messrs. Shewmaker, Schmitz and Balentine, the fiscal year 2014 bonus formula identified the major bonus element as Adjusted EBITDA of the CTS, CDS and MSS segments, respectively, because the Executive Compensation Committee wanted to reward the financial performance of the segment to which such executives' services primarily relate. For our fiscal year 2014 bonus plan, no leeway was provided to adjust goal amounts or percentage allocations depending on actual performance and the annual bonus determination was purely formulaic; however, the Executive Compensation Committee adjusted the goals for the impact of acquisitions made during 2014, other than those that were deemed highly probably when the goals were established.

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Target levels for the various performance objectives are set to require challenging but attainable increases over the prior year's goals. The Executive Compensation Committee and management believe our annual bonus plan design balances the appropriate level of risk in management decision making with the careful use of capital and assets.

Performance measures (In thousands, except per share data)	2014 Weighting %	2014 Target	2014 Actual	% of Target Earned

Cubic Corporation
Performance measures for Cubic Corporation are for all NEO's except Mr. Shewmaker, Mr. Schmitz, and Mr. Balentine
Sales	10%	$1,484,316	$1,398,352	94.21%
Adjusted EBITDA(1)	10%	$130,374	$122,930	94.29%
Return on Invested Capital:
Adjusted EBITDA(1) Margin	15%	8.78%	8.79%	100.09%
Invested Capital Turnover	15%	2.69	2.22	82.50%
Earnings Per Share	50%	$2.58	$2.59	100.39%

			Total	82.03%

Cubic Transporation Systems
Performance measures for Cubic Transportation Systems are for Mr. Shewmaker
Sales	10%	$631,000	$579,708	91.87%
Adjusted EBITDA(1)	40%	$89,500	$70,829	79.14%
Return on Invested Capital:
Adjusted EBITDA(1) Margin	15%	14.2%	12.2%	86.14%
Invested Capital Turnover	15%	2.12	1.91	90.07%
Earnings Per Share of Cubic Corporation	20%	$2.58	$2.59	100.39%

			Total	51.03%

Cubic Defense Systems
Performance measures for Cubic Defense Systems are for Mr. Schmitz
Sales	10%	$393,316	$399,007	101.45%
Adjusted EBITDA(1)	40%	$25,874	$33,979	131.32%
Return on Invested Capital	30%	19.3%	20.9%	108.52%
Earnings Per Share of Cubic Corporation	20%	$2.58	$2.59	100.39%

			Total	127.30%

Mission Support Services
Performance measures for Mission Support Services are for Mr. Balentine
Sales	10%	$465,000	$406,442	87.41%
Adjusted EBITDA(1)	40%	$21,000	$18,569	88.42%
Return on Invested Capital:
Adjusted EBITDA(1) Margin	15%	4.5%	4.6%	101.16%
Invested Capital Turnover	15%	3.10	2.50	80.56%
Earnings Per Share of Cubic Corporation	20%	$2.58	$2.59	100.39%

			Total	66.19%

(1)
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") is a non-GAAP performance measure management uses that excludes income taxes, capital structure related expenses, non-operating income and expenses, depreciation, amortization, and goodwill impairment charges. The following is a reconciliation of Adjusted EBITDA to net income:

	Years Ended September 30,
In thousands	2014	2013

Reconciliation:
Net income attributable to Cubic	$69,491	$25,086
Add:
Provision for income taxes	19,831	14,502
Interest expense (income), net	2,688	1,851
Other expense (income), net	391	(887)
Noncontrolling interest in income of VIE	89	183
Depreciation and amortization	30,440	25,359
Impairment of goodwill	–	50,865

EBITDA	$122,930	$116,959

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The annual bonus formula for fiscal year 2014 provided that, for each 1% achievement above a performance goal, the bonus amount attributable to that performance goal would be increased by 2.5% to a maximum of an additional 50% of that portion of the bonus amount at an achievement of 20% above the performance goal. For each 1% shortfall in a performance goal the bonus amount attributable to that performance goal would be decreased by 3%, 4.5% or 5% (depending on the amount of shortfall) so that 75% achievement of any performance goal would result in no bonus award for that goal. The overall weighted percentage achievement relative to all performance goals for fiscal year 2014 was 82.03% for Messrs. Boyle, Feldmann and Thomas, 51.03% for Mr. Shewmaker, 127.30% for Mr. Schmitz, and 66.19% for Mr. Balentine. The overall weighted percentage achievement relative to all performance goals for fiscall year 2014 for each NEO was then multiplied by each NEO's target bonus to determine his final fiscal year 2014 annual bonus. Each NEO's fiscal year 2014 annual bonus award is disclosed in the Summary Compensation Table below.

Mr. Schmitz was named as President of CDS on March 25, 2013 and thus the Executive Compensation Committee determined his efforts with that business unit merited an additional discretionary bonus of $50,000.

Long-Term Equity Incentive Award Program

The Company's long-term equity incentive awards are intended as an incentive for selected individuals to lead the Company in achieving long-term goals and to align their interests with the long-term interests of the Company's shareholders. In December 2013, the Executive Compensation Committee awarded the time-based vesting and performance-based vesting RSUs to the NEOs listed below. In addition, upon naming Mr. Feldmann CEO effective July 1, 2014, the Executive Compensation Committee awarded to Mr. Feldmann the time-based vesting RSUs listed below (the "CEO Appointment RSUs"). All of the below RSU awards were made under the Company's 2005 Equity Incentive Plan.

Name	Title	Time-Based Vesting RSUs	Target Number of Performance-Based RSUs	CEO Appointment Time-Based Vesting RSUs

William W. Boyle	Former Chief Executive Officer	10,099	10,099	–
Bradley H. Feldmann	President and Chief Executive Officer	9,090	9,090	11,075
John D. Thomas	Executive Vice President and Chief Financial Officer	7,574	7,574	–
Stephen O. Shewmaker	Executive Vice President and President, CTS	7,070	7,070	–
David R. Schmitz	Senior Vice President and President, CDS	5,555	5,555	–
Jimmie L. Balentine	Former Executive Vice President and President, MSS	5,555	5,555	–

Each RSU represents a contingent right to receive one share of the Company's common stock. For all time-based vesting RSUs, other than the CEO Appointment RSUs, the RSUs vest in four equal installments on each of October 1, 2014, 2015, 2016 and 2017, subject to the recipient's continued service with the Company through each such date. The CEO Appointment RSUs vest as follows: 1,108 RSUs vested on October 1, 2014 and 3,324 RSUs will vest on each of October 1, 2015, 2016 and 2017, subject to Mr. Feldmann's continued service with the Company through each such date. Dividend equivalent rights accrue with respect to the RSUs when and as dividends are paid on the Company's common stock and vest proportionately with the RSUs to which they relate. Vested shares will be delivered to the recipient following each vesting date. The RSUs shall vest immediately upon a recipient's termination of employment or service as a result of his death or disability, or upon a recipient's termination without cause or resignation for good reason within twelve months following a change in control.

The performance-based vesting RSUs are intended to reward the achievement of sales growth, Adjusted EBITDA growth, and return on equity objectives over a three-year performance period. The three-year performance period for the performance-based vesting RSUs granted on December 12, 2013 commenced on October 1, 2013 and will end on September 30, 2016. Specifically, recipients of the performance-based vesting RSUs will be eligible to vest in the RSUs at the end of the three-year performance period based on the achievement of specified sales growth, Adjusted EBITDA growth, and return on equity targets for the performance period established by the Executive Compensation Committee, subject to the recipient's continued service with the Company through such vesting date, except as otherwise provided in the applicable RSU agreement. The RSUs vest based 40% on sales growth achievement, 30% on Adjusted EBITDA growth achievement, and 30% on return on equity achievement by the Company during such performance period. If the Company's sales growth achievement, Adjusted EBITDA growth achievement, and/or return on equity achievement for the performance period equals or exceeds one of three different achievement levels (threshold, target and maximum), then a certain percentage of the RSUs will vest (25%, 100% and 200%, respectively). The percentage for determining the number of RSUs that will vest if performance is between the specified achievement levels will be determined by linear interpolation between the applicable achievement amounts for each measure.

The Company's sales growth generally means the aggregate of the Company's sales during the performance period, divided by a baseline sales level determined by the Executive Compensation Committee. The Company's Adjusted EBITDA growth generally means the aggregate of the Company's Adjusted EBITDA during the performance period, divided by a baseline Adjusted EBITDA level determined by the Executive Compensation Committee. The Company's return on equity for the performance period generally means the Company's net income

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

return on equity, expressed as an average annual percentage of beginning equity.

Following the completion of the three-year performance period, the Executive Compensation Committee will certify the Company's performance relative to the sales growth, Adjusted EBITDA growth, and return on equity objectives for such performance period. As described above, based on the level of such sales growth, Adjusted EBITDA growth, and return on equity, the number of target RSUs granted to a recipient will be multiplied by a percentage from 0% to 200% to determine the number of RSUs vesting. Dividend equivalent rights accrue with respect to the RSUs when and as dividends are paid on the Company's common stock and vest proportionately with the RSUs to which they relate. Vested shares will be delivered to the recipient following the vesting date.

Upon a change in control of the Company, a number of performance-based vesting RSUs equal to the target RSUs will vest immediately prior to the date of such change in control. In addition, a number of performance-based vesting RSUs equal to the target RSUs will vest immediately upon a recipient's termination of employment or service as a result of his or her death, disability, termination without cause or resignation for good reason; however, in the event of a recipient's termination without cause or resignation for good reason, the target RSUs vesting as a result of such termination will be prorated for the portion of the performance period that has elapsed prior to the date of such termination.

Deferred Compensation Plan

Certain of the directors and NEOs participate in the Cubic Corporation Amended and Restated Deferred Compensation Plan (the "Deferred Compensation Plan"). For more information, please see the Nonqualified Deferred Compensation table below.

Retirement Benefits

All of our regular employees, including our NEOs, who meet certain defined requirements, may participate in our 401(k) plan. 401(k) matching payments and profit sharing plan contribution are equally available to all eligible employees. The profit sharing contribution has historically been about 8.5% of eligible U.S. payroll, although there is no guarantee that it will be set at that level or that such allocation will be made at all in the future. The value of the Company's contributions on behalf of the NEOs during fiscal year 2014 is set forth in the Summary Compensation Table below.

Certain of the NEOs are also participants in the Cubic Corporation Pension Plan (the "Pension Plan"), which plan was frozen as of December 31, 2006. For more information, please see the Pension Benefits table below.

Other Benefits

The few additional perquisites offered to senior executives are modest and are not considered by the Executive Compensation Committee to be material elements of individual compensation. These include annual physical examinations, term life insurance, personal travel and an auto allowance. The value of these benefits to our NEOs is set forth in the Summary Compensation Table below. Our Executive Compensation Committee periodically reviews the levels of perquisites and other personal benefits to the NEOs to ensure they fit within the Company's overall compensation philosophy. In October 2014, the Executive Compensation Committee approved the provision of a financial planning benefit for each of the NEOs in the amount of up to $15,000 for fiscal year 2015 and $10,000 per year thereafter.

Severance and Change in
Control Benefits

The Board has approved severance and change in control arrangements in which our NEOs participate to provide for certain severance benefits in the event that a NEO's employment is involuntarily or constructively terminated, including in connection with a change in control. The Company recognizes the challenges executives often face securing new employment following termination. To mitigate these challenges and to secure the focus of our management team on the Company's affairs, all NEOs are entitled to receive severance payments under the Company's severance policy upon a termination by the Company without cause. The Company believes that reasonable severance benefits for its executive officers are important because it may be difficult for its executive officers to find comparable employment within a short period of time following certain qualifying terminations. In addition to normal severance, we provide enhanced benefits in the event of an involuntary termination or a constructive termination within 3 months before or 24 months after a change in control as a means of reinforcing and encouraging the continued attention and dedication of our executives to their duties of employment without personal distraction or conflict of interest in circumstances that could arise from the occurrence of a change in control. The Company believes that the interests of shareholders will be best served if the interests of its executive officers are aligned with them, and providing these change in control benefits should eliminate, or at least reduce, the reluctance of the Company's executives to pursue potential change in control transactions that may be in the best interests of shareholders.

Our Transition Protection Plan (the "Protection Plan"), under which the foregoing change in control severance benefits are provided, also assists in the retention and attraction of senior individuals by reducing their concern for financial security in the event of a job loss in connection with a change of control. While these arrangements form an integral part of the total compensation provided to these individuals and are considered by the Executive Compensation Committee when determining NEO compensation, the decision to offer these benefits did not influence the Executive Compensation Committee's determinations concerning other direct compensation or benefit levels.

The terms of these severance arrangements are described below under "Potential Payments Upon Termination or Change in Control."

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Deductibility of Executive
Compensation

As part of its role, the Executive Compensation Committee reviews and considers the deductibility of the Company's executive compensation under Section 162(m) of the Internal Revenue Code. Section 162(m) generally limits the tax deduction for compensation in excess of one million dollars paid to certain executive officers. However, performance-based compensation may be excluded from the limit so long as it meets certain requirements. Our Executive Compensation Committee does not necessarily limit executive compensation to the amount deductible under that provision.

In its review and establishment of compensation programs and awards for our NEOs, the Executive Compensation Committee considers the anticipated deductibility or non-deductibility of the compensation as only one factor in assessing whether a particular compensatory arrangement is appropriate, particularly in light of the goals of maintaining a competitive executive compensation system generally (i.e., paying for performance and maximizing shareholder return).

We reserve the right to use our judgment to authorize compensation payments that do not qualify for the compensation deduction if, in light of all applicable circumstances, we believe that such payments are appropriate and in the best interests of the Company and its shareholders.

Executive Compensation
Committee Report

The material in this report is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Executive Compensation Committee of the Board of Directors of Cubic Corporation has reviewed and discussed with management the Compensation Discussion and Analysis and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2014 and in the Company's Proxy Statement for its 2015 Annual Meeting of Shareholders.

Executive Compensation Committee
Dr. Robert S. Sullivan, Chair
Bruce G. Blakley
Edwin A. Guiles

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table shows the compensation for the three fiscal years ended September 30, 2014, 2013 and 2012 earned by our CEO, our former CEO, our Executive Vice President and CFO, and our next three most highly compensated executives who were serving as executives as of September 30, 2014.

Name and Principal Position	Fiscal Year	Salary $	Bonus $		Non-Equity Incentive Plan Compensation(1) $	Stock Awards(2) $	Change in Pension Value(3) $	All Other Compensation(4) $	Total $

William W. Boyle	2014	750,000	–		615,256	1,000,000	79,628	52,095	2,496,979
Former Chief Executive	2013	714,625	–		223,053	2,000,000	43,403	48,804	3,029,885
Officer(5)	2012	620,500	–		456,521	–	51,107	31,166	1,159,294

Bradley H. Feldmann	2014	603,305	–		310,832	1,400,000	8,420	56,020	2,378,577
President and Chief	2013	559,737	–		87,354	1,800,000	–	58,240	2,505,331
Executive Officer

John D. Thomas	2014	475,000	–		194,831	750,000	–	48,631	1,468,462
EVP and Chief Financial	2013	459,557	–		71,720	1,500,000	–	42,017	2,073,294
Officer	2012	412,000	–		303,121	–	37,043	39,973	792,137

Stephen O. Shewmaker	2014	460,500	–		117,502	700,000	–	51,245	1,329,247
EVP and President, Cubic	2013	460,500	–		252,813	1,500,000	–	50,428	2,263,741
Transportation Systems

David R. Schmitz	2014	420,000	50,000	(6)	267,339	550,000	–	36,261	1,323,600
SVP and President, Cubic Defense Systems

Jimmie L. Balentine(7)	2014	457,000	–		151,244	550,000	–	45,852	1,204,096
Former EVP and President, Mission Support Services

(1)
Represents amounts paid under our annual bonus program.

(2)
This column represents the aggregate grant date fair value, calculated in accordance with FASB ASC Topic 718, of RSUs granted in fiscal years 2013 and 2014. No stock awards were granted to the NEOs during fiscal year 2012. Amounts do not correspond to the actual value that will be realized by the NEOs. For additional information on the valuation assumptions used in the calculation of these amounts, refer to note 1 to the financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2014, as filed with the SEC. These amounts include the grant date fair values attributable to performance-based RSUs granted to each of the NEOs based on the estimated probable outcome of the performance objectives applicable to such awards on the grant date. The full grant date fair value of all RSUs, including the performance-based RSUs awarded to the NEOs during fiscal year 2014, assuming maximum achievement of the applicable performance objectives, is as follows: Mr. Boyle ($1,500,000); Mr. Feldmann ($1,850,000); Mr. Thomas ($1,125,000); Mr. Shewmaker ($1,050,000); Mr. Schmitz ($825,000); and Mr. Balentine ($825,000).

(3)
Amounts represent solely the change in the actuarial present value of the accumulated benefit under the pension plan that was frozen at December 31, 2006 and does not represent a change in the benefit to be paid to the executive. The change in pension value is the estimated year-over-year change in the present value, including: (a) change in discount rate assumption; (b) passage of time and; (c) changes in demographics. Where amounts are negative, they are shown as zero in the table. For 2014, the actual negative amounts for the NEOs were as follows: Mr. Thomas ($4,399) and Mr. Shewmaker ($3,767). The amounts were computed using the same assumptions the Company used for financial statement reporting purposes. See "Pension Benefits" herein. Additionally, the amounts shown as earnings during fiscal year 2012 in the Nonqualified Deferred Compensation table, later herein, are not included in the Summary Compensation Table above because they are not above market or preferential.

(4)
See following table for detail.

(5)
Mr. Boyle served as CEO of the Company until July 1, 2014. As of that date, Mr. Boyle assumed the role of Advisor to the President and CEO.

(6)
Mr. Schmitz was named as President of CDS on March 25, 2013 and the Executive Compensation Committee determined his efforts with that business unit merited a discretionary bonus of $50,000 during fiscal year 2014.

(7)
Mr. Balentine served as President of MSS until July 1, 2013 and as Executive Vice President of the Company until September 30, 2014. He also served as Chairman of MSS from July 1, 2014 until September 30, 2014. As of that date, Mr. Balentine assumed the role of Senior Subject Matter Expert, Proposals as a part time, on-call employee.
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All Other Compensation – Detail

Name	Fiscal Year	Life Insurance Premiums(1) $	Profit Sharing and 401(k) Match(2) $	Car Allowance/ Value of Lease Payments $	Personal Travel(3) $	Other(4) $	Total $

William W. Boyle	2014	–	34,848	12,479	–	4,768	52,095
	2013	–	39,937	6,261	–	2,606	48,804
	2012	–	28,325	2,841	–	–	31,166
Bradley H. Feldmann	2014	1,413	35,819	7,200	9,683	1,905	56,020
	2013	1,400	34,970	7,200	14,670	–	58,240
John D. Thomas	2014	4,055	35,396	7,200	–	1,980	48,631
	2013	2,618	30,315	7,200	–	1,884	42,017
	2012	2,618	28,236	7,200	–	1,919	39,973
Stephen O. Shewmaker	2014	4,055	37,758	7,200	–	2,232	51,245
	2013	4,018	37,149	7,200	–	2,061	50,428
David R. Schmitz	2014	1,413	31,829	–	–	3,019	36,261
Jimmie L. Balentine	2014	8,227	30,425	7,200	–	–	45,852

(1)
Represents executive life insurance premiums paid by the Company.

(2)
Includes Company portion of 401(k) and profit sharing plan contributions provided to all eligible employees.

(3)
Value of personal travel by Mr. Feldmann on Company aircraft, computed in accordance with SEC guidelines.

(4)
Miscellaneous items under $5,000 per year.

Grants of Plan-Based Awards
Fiscal Year 2014

The following table reflects the incentive plan awards to the NEOs during fiscal year 2014.

									All Other Stock Awards: Number of Shares of Stock or Units(3)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)
		Executive Compensation Committee Approval Date								Grant Date Fair Value of Stock Awards(4) ($)
Name	Grant Date		Threshold $	Target $	Maximum $	Threshold Shares	Target Shares	Maximum Shares

William W. Boyle			75,000	750,000	1,125,000
	12/12/2013	12/6/2013							10,099	500,000
	12/12/2013	12/6/2013				2,525	10,099	20,198		500,000
Bradley H. Feldmann			60,625	378,906	568,359
	12/12/2013	12/6/2013							9,090	450,000
	12/12/2013	12/6/2013				2,273	9,090	18,180		450,000
	7/1/2014	7/1/2014							11,075	500,000
John D. Thomas			47,500	237,500	356,250
	12/12/2013	12/6/2013							7,574	375,000
	12/12/2013	12/6/2013				1,894	7,574	15,148		375,000
Stephen O. Shewmaker			46,050	230,250	345,375
	12/12/2013	12/6/2013							7,070	350,000
	12/12/2013	12/6/2013				1,768	7,070	14,140		350,000
David R. Schmitz			42,000	210,000	315,000
	12/12/2013	12/6/2013							5,555	275,000
	12/12/2013	12/6/2013				1,389	5,555	11,110		275,000
Jimmie L. Balentine			45,700	228,500	342,750
	12/12/2013	12/6/2013							5,555	275,000
	12/12/2013	12/6/2013				1,389	5,555	11,110		275,000

(1)
Non-equity incentive plan awards consist of annual bonus awards payable under the Company's fiscal year 2014 annual bonus program. For more information about the Company's annual bonus program, please see "Elements of the Executive Compensation Program – Annual Bonus Program" above.
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(2)
These performance-based vesting RSUs are intended to reward the achievement of sales growth, Adjusted EBITDA growth and return on equity objectives over a three-year performance period. The three-year performance period for these RSUs commenced on October 1, 2013 and will end on September 30, 2016. Specifically, recipients of the performance-based vesting RSUs will be eligible to vest in the RSUs at the end of the three-year performance period based on the achievement of specified sales growth, Adjusted EBITDA growth, and return on equity targets for the performance period established by the Executive Compensation Committee, subject to the recipient's continued service with the Company through such vesting date, except as otherwise provided in the applicable RSU agreement. The RSUs vest based 40% on sales growth achievement, 30% on Adjusted EBITDA growth achievement, and 30% on return on equity achievement by the Company during such performance period. If the Company's sales growth achievement, Adjusted EBITDA growth achievement and/or return on equity achievement for the performance period equals or exceeds one of three different achievement levels (threshold, target and maximum), then a certain percentage of the RSUs will vest (25%, 100% and 200%, respectively). The percentage for determining the number of RSUs that will vest if performance is between the specified achievement levels will be determined by linear interpolation between the applicable achievement amounts for each measure. Upon a change in control of the Company, a number of performance-based vesting RSUs equal to the target RSUs will vest immediately prior to the date of such change in control. In addition, a number of performance-based vesting RSUs equal to the target RSUs will vest immediately upon a recipient's termination of employment or service as a result of his or her death, disability, termination without cause or resignation for good reason; however, in the event of a recipient's termination without cause or resignation for good reason, the target RSUs vesting as a result of such termination will be prorated for the portion of the performance period that has elapsed prior to the date of such termination. For more information about the accelerated vesting of these RSUs, see "Long-Term Equity Incentive Awards" above.

(3)
These RSUs, other than those granted to Mr. Feldmann on July 1, 2014, will vest in four equal installments on each of October 1, 2014, 2015, 2016 and 2017, subject to the NEO's continued service with the Company through each such date. For the RSUs granted to Mr. Feldmann on July 1, 2014, 1,108 RSUs vested on October 1, 2014 and 3,324 RSUs will vest on each of October 1, 2015, 2016 and 2017, subject to Mr. Feldmann's continued service with the Company through each such date. Dividend equivalent rights accrue with respect to the RSUs when and as dividends are paid on the Company's common stock and vest proportionately with the RSUs to which they relate. The RSUs shall vest immediately upon an NEO's termination of employment or service as a result of his or her death or disability, or upon an NEO's termination without cause or resignation for good reason within 12 months following a change in control. For more information about the accelerated vesting of these RSUs, see "Long-Term Equity Incentive Awards" above.

(4)
The Grant Date Fair Value of Stock Awards amounts were calculated in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions used in the calculation of these amounts, refer to note 1 to the financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2014, as filed with the SEC. With respect to awards the vesting of which is performance-based, the grant date fair value is based on the estimated probable outcome of the performance objectives applicable to such awards on the grant date.

Outstanding Equity Awards at Fiscal Year-End

The table below provides information on the current holdings of stock awards by the NEOs as of September 30, 2014.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

William W. Boyle	12/12/2013	10,099	472,633
	12/12/2013			2,525	118,170
	3/21/2013	25,709	1,203,181
	3/21/2013			2,857	133,708
Bradley H. Feldmann	7/1/2014	11,075	518,310
	12/12/2013	9,090	425,412
	12/12/2013			2,273	106,376
	3/21/2013	23,138	1,082,858
	3/21/2013			2,571	120,323
John D. Thomas	12/12/2013	7,574	354,463
	12/12/2013			1,894	88,639
	3/21/2013	19,282	902,398
	3/21/2013			2,143	100,292
Stephen O. Shewmaker	12/12/2013	7,070	330,876
	12/12/2013			1,768	82,742
	3/21/2013	19,282	902,398
	3/21/2013			2,143	100,292
David R. Schmitz	12/12/2013	5,555	259,974
	12/12/2013			1,389	65,005
	3/21/2013	3,428	160,430
	3/21/2013			1,143	53,492
Jimmie L. Balentine	12/12/2013	5,555	259,974
	12/12/2013			1,389	65,005
	3/21/2013	19,282	902,398
	3/21/2013			2,143	100,292

(1)
These RSUs will vest, subject to the NEO's continued service, as follows: for the RSUs granted on March 21, 2013, the remaining unvested RSUs will vest in three equal installments on each of October 1, 2014, 2015 and 2016; for the RSUs granted on December 12, 2013, the RSUs will vest in four equal installments on each of October 1, 2013, 2014, 2015 and 2016; for the RSUs granted on July 1, 2014, 1,108 RSUs vested on October 1, 2014 and 3,324 RSUs will vest on each of October 1, 2015, 2016 and 2017. Dividend equivalent rights accrue with respect to the RSUs when and as dividends are paid on the Company's common stock and vest proportionately with the RSUs to which they relate. The RSUs shall vest immediately upon an NEO's termination of employment or service as a result of his or her death or disability, or upon an NEO's termination without cause or resignation for good reason within 12 months following a change in control. For more information about the accelerated vesting of these RSUs, see "Long-Term Equity Incentive Awards" above.
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(2)
The market value of stock awards was determined by multiplying the number of unvested RSUs by the closing price of our common stock of $46.80 on September 30, 2014, the last trading day of fiscal year 2014, as reported on the NYSE.

(3)
Represents the number of shares that may be issued to the NEOs pursuant to these performance-based vesting RSUs at threshold performance. These performance-based vesting RSUs are intended to reward the achievement of sales growth and return on equity and, for the RSUs granted on December 12, 2013, Adjusted EBITDA growth, over a three-year performance period. The performance period for the RSUs granted on March 21, 2013 commenced on October 1, 2012 and will end on September 30, 2015. The performance period for the RSUs granted on December 12, 2013 commenced on October 1, 2013 and will end on September 30, 2016. Specifically, recipients of the performance-based vesting RSUs will be eligible to vest in the RSUs at the end of the three-year performance periods based on the achievement of specified performance targets established by the Committee for the performance periods, subject to the NEO's continued service with the Company through each such vesting date, except as otherwise provided in the applicable RSU agreement. For performance-based vesting RSUs granted on March 21, 2013, the RSUs vest based 50% on sales growth achievement and 50% on return on equity achievement by the Company during such performance period. For performance-based vesting RSUs granted on December 12, 2013, the RSUs vest based 40% on sales growth achievement, 30% on Adjusted EBITDA growth achievement, and 30% on return on equity achievement by the Company during such performance period. If the Company's performance for the performance period equals or exceeds one of three different achievement levels (threshold, target and maximum), then a certain percentage of the RSUs will vest (25%, 100% and 200%, respectively). The percentage for determining the number of RSUs that will vest if performance is between the specified achievement levels will be determined by linear interpolation between the applicable achievement amounts for each measure. Upon a change in control of the Company, the number of performance-based vesting RSUs equal to the target RSUs will vest immediately prior to the date of such change in control. In addition, a number of performance-based vesting RSUs equal to the target RSUs will vest immediately upon an NEO's termination of employment or service as a result of his or her death, disability, termination without cause or resignation for good reason; however, in the event of an NEO's termination without cause or resignation for good reason, the target RSUs vesting as a result of such termination will be prorated for the portion of the performance period that has elapsed prior to the date of such termination. For more information about the accelerated vesting of these RSUs, see "Long-Term Equity Incentive Awards" above.

Option Exercises and Stock Vested

The following table provides information concerning RSU vesting for each of the NEOs during fiscal 2014.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

William W. Boyle	8,570	401,076
Bradley H. Feldmann	7,713	360,968
John D. Thomas	6,427	300,784
Stephen O. Shewmaker	6,427	300,784
David R. Schmitz	1,143	53,492
Jimmie L. Balentine	6,427	300,784

(1)
The value realized on vesting equals the closing price per share of our common stock on the date of vesting as reported by the NYSE multiplied by the number of shares subject to the RSUs that vested on such date.

Pension Benefits
Fiscal Year 2014

The following table sets forth the present value of accumulated benefits under the Pension Plan for the NEOs.(1)

Name	Number of Years Credited Service	Present Value of Accumulated Benefit Under Life Annuity Election(2) $	Payment During Last Fiscal Year $

William W. Boyle	31	649,077	–
Bradley H. Feldmann	16	75,687	–
John D. Thomas	34	331,308	–
Stephen O. Shewmaker	29	198,145	–

(1)
The Pension Plan was frozen as of December 31, 2006; no additional benefits accrue after that date. The purpose of the Pension Plan was to provide a modest monthly retirement benefit, to supplement social security payments, for eligible full-time U.S. employees who have completed one year of service with the Company. The Company has not granted extra years of credited service to any employee. The full benefit is available, upon retirement, to any eligible employee who (a) has attained age 65, or (b) is between age 55 and 64 and whose combined age and number of years of service equals 85. A reduced benefit is available at or after age 55 through age 64 if the employee has at least five years of service. The annual benefit is determined by adding total salary and bonus (not exceeding the ERISA cap in any year) during the time of participation and multiplying the sum by 3/4 of 1%. Benefits are paid monthly. The monthly amount will vary based upon the form of benefit selected (e.g., a life annuity or a joint and 50% survivor annuity).

(2)
The present value of the accumulated benefit is determined by the projected unit credit method in a manner consistent with that used, and based on the same assumptions used, for financial reporting purposes set forth in Note 12 of the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2014 filed with the SEC, except retirement age has been assumed to be the normal retirement age under the Pension Plan. The interest rate used for computing present value was 4.39% and includes the following material assumptions: (a) retirement at the plan's stated normal retirement date, or the earliest age at which benefits are unreduced, if earlier, (b) mortality taken from RP 2000 with projection to 2029 with Scale BB. Pension Plan contributions are distributed among various funds held by an insurance company.
34 CUBIC CORPORATION – 2015 Proxy Statement

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Nonqualified Deferred Compensation
Fiscal Year 2014(1)

The following table sets forth certain information regarding the participation in the Deferred Compensation Plan by our NEOs for fiscal year 2014.(1)

Name	Executive Contributions in FY 2014(2) $	Aggregate Plan Earnings in FY 2014(3) $	Aggregate Withdrawals/ Distributions $	Aggregate Plan Balance at End of FY 2014(4) $

William W. Boyle	–	12,373	–	631,386
Bradley H. Feldmann	–	5,675	–	289,586
John D. Thomas	75,000	25,924	–	1,363,274
Stephen O. Shewmaker	–	8,928	–	455,595

(1)
The amounts shown have been deferred (and not presently taxed) and other than plan earnings have also been reported herein as compensation. The Deferred Compensation Plan permits selected highly compensated employees to defer (from time to time) up to 90% of their base salary and up to 100% of their bonus annually and independent directors to defer up to 100% of their meeting and retainer fees. These amounts are a general debt of the Company. The amounts earn interest at rates periodically set by the Secretary of the United States Treasury. The average interest rate was 2.0% in 2014. The Company makes no contribution to the Deferred Compensation Plan. Payment elections and withdrawals are permitted within guidelines established by the Internal Revenue Service. After retirement the participant may receive a lump sum payment or an annual distribution over 2 to 20 years. Annual revision of the selected payment method is regulated by Internal Revenue Service guidelines.

(2)
The amount shown reflects a salary deferral of $75,000 for Mr. Thomas. This amount is also included in the Summary Compensation Table for fiscal year 2014.

(3)
These amounts are not reported as compensation in the Summary Compensation Table because the earnings are not above market or preferential.

(4)
Year-end balances consist of participant contributions and earnings on contributed amounts. All contributions have been included in the Summary Compensation Table for fiscal year 2014 or prior years or would have been so included had the current reporting requirements been applicable to the executive. The amounts that have been reported in the Summary Compensation Table for Mr. Thomas for fiscal years 2012 and 2013 were $131,588 and $150,780, respectively.
CUBIC CORPORATION – 2015 Proxy Statement 35

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Potential Payments Upon
Termination or Change in
Control

General Severance Policy

The Company has a severance policy (the "Severance Policy") applicable to many of its full time U.S.-based employees, including the NEOs. In the event of a Company-originated termination without cause, the eligible individual who has completed three years of employment with the Company is offered the opportunity to receive, in exchange for signing a general release, a lump sum payment of one week of base pay at their current rate for each 12 months of employment, and payment of medical and dental coverage under COBRA for up to 12 months. Outplacement consultation may be provided at the Company's discretion. In individual circumstances, an NEO may be offered alternative arrangements to be negotiated. These severance benefits are not offset by the Company's normal retirement benefits. Other than the COBRA payments, the cash severance payments under the Severance Policy would be paid to a NEO in addition to any payments under the Protection Plan, as described below, in the event his termination of employment by the Company without cause were to occur under the circumstances described under the Protection Plan.

Transition Protection Plan

The Company's Protection Plan is intended to be made available upon specific approval of an individual for participation in the Protection Plan by the Executive Compensation Committee. It is intended to benefit selected principal officers and other selected key personnel. The Executive Compensation Committee has approved participation in the Protection Plan by each of the NEOs.

If there is any change of control of the Company (as defined below), and within 3 months before or 24 months after such change in control, a participant's employment terminates without good cause (as defined below), or the participant resigns for good reason (as defined below), then the Company would be obligated (1) to pay such person a monthly amount, for 24 months, computed as the immediately preceding five fiscal years' monthly average of salary and bonus, and (2) to continue for 18 months the participant's participation in the medical and dental plans of the Company in which such participant participated at the time of termination. Miscellaneous additional benefits, including outplacement service of up to $7,500, may also be provided. The Protection Plan, as amended, is Exhibit 10.2 to our Annual Report on Form 10-K filed for the fiscal year ended September 30, 2014.

A "change in control" occurs when a "person" acquires sufficient shares of our voting stock to elect a majority of our directors, assuming 90% of outstanding shares vote; a merger resulting in a substantial change in the directors; and certain other events.

A termination "without good cause" occurs when there is any involuntary termination of employment without (1) a willful and continued failure of the employee to perform substantially his duties, or (2) his gross negligence or breach of fiduciary duty involving personal profit (etc.) or (3) his conviction or plea of no contest or guilty to state or federal felony criminal laws.

A resignation "for good reason" occurs when the authority, duties, function or responsibilities of the employee are substantially reduced, his base salary is reduced, his bonus participation opportunity is reduced by more than 50%, his job location is substantially changed, or the Company materially breaches the Protection Plan.

Following termination, to receive monthly payments the executive must execute a general release and must not breach the Company's proprietary information policy and must not interfere with the employees, customers or suppliers of the Company.

Long-Term Equity Incentive Awards

The long-term equity incentive awards granted to the NEOs may vest under certain circumstances in the event of a change in control of the Company and/or certain terminations of employment. For more information about the accelerated vesting provisions applicable to these awards, see "Long-Term Equity Incentive Awards" above.

36 CUBIC CORPORATION – 2015 Proxy Statement

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Potential Payments Upon
Termination or Change in
Control Table

The following table summarizes potential change in control and termination payments to each NEO. The five right-hand columns describe the payments that would apply in three different potential scenarios—a termination without cause apart from a change in control; a termination of employment as a result of the NEO's resignation for good reason or termination of employment by us other than for cause, in each case within 3 months prior to or 24 months following a change in control; a change in control without a termination of employment; the NEO's death; or the NEO's termination of employment as a result of his disability. The table assumes that the termination or change in control occurred on September 30, 2014. For purposes of estimating the value of accelerated equity awards to be received in the event of a termination of employment or change in control, we have assumed a price per share of our common stock of $46.80, which represents the closing market price of our common stock as reported on the NYSE on September 30, 2014.

Name	Benefit	Termination w/o Cause Apart from a Change in Control $		After Change in Control Termination w/o Cause or for Good Reason $		Change in Control $		Death or Disability $

William W. Boyle	Cash Severance	447,115	(1)	2,589,327	(2)
	Healthcare Insurance(3)	26,845		40,267
	Outplacement	—		7,500
	Stock Awards – Accelerated Vesting	514,035	(4)	2,189,849	(5)	1,007,370	(6)	2,683,184	(7)

	Total Benefit Amount	987,995		4,826,943		1,007,370		2,683,184
Bradley H. Feldmann	Cash Severance	185,632	(1)	1,819,306	(2)
	Healthcare Insurance(3)	20,309		30,463
	Outplacement	–		7,500
	Stock Awards – Accelerated Vesting	462,665	(4)	2,489,573	(5)	906,703	(6)	2,933,611	(7)

	Total Benefit Amount	668,606		4,346,842		906,703		2,933,611
John D. Thomas	Cash Severance	310,577	(1)	1,592,675	(2)
	Healthcare Insurance(3)	24,542		36,813
	Outplacement	–		7,500
	Stock Awards – Accelerated Vesting	385,554	(4)	1,642,462	(5)	755,586	(6)	2,012,494	(7)

	Total Benefit Amount	720,673		3,279,450		755,586		2,012,494
Stephen O. Shewmaker	Cash Severance	256,817	(1)	1,594,777	(2)
	Healthcare Insurance(3)	16,623		24,935
	Outplacement	–		7,500
	Stock Awards – Accelerated Vesting	377,676	(4)	1,610,950	(5)	731,952	(6)	1,965,226	(7)

	Total Benefit Amount	651,116		3,238,162		731,952		1,965,226
David R. Schmitz	Cash Severance	96,923	(1)	371,859	(2)
	Healthcare Insurance(3)	20,309		30,463
	Outplacement	–		7,500
	Stock Awards – Accelerated Vesting	229,273	(4)	649,677	(5)	473,897	(6)	894,301	(7)

	Total Benefit Amount	346,505		1,059,499		473,897		894,301
Jimmie L. Balentine	Cash Severance	237,500	(1)	480,798	(2)
	Healthcare Insurance(3)	568		852
	Outplacement	–		7,500
	Stock Awards – Accelerated Vesting	354,042	(4)	1,516,414	(5)	661,050	(6)	1,823,422	(7)

	Total Benefit Amount	592,110		2,005,564		661,050		1,823,422

(1)
In the event of an NEO's termination by the Company without cause, an NEO will be entitled to a number of weeks of base pay determined in accordance with the terms of our Severance Policy, payable in a lump sum. As of September 30, 2014, the NEOs would have been entitled to receive the following number of weeks of base pay under the terms of our Severance Policy: Mr. Boyle, 31 weeks; Mr. Feldmann, 16 weeks; Mr. Thomas, 34 weeks; Mr. Shewmaker, 29 weeks; Mr. Schmitz, 12 weeks; and Mr. Balentine, 26 weeks.

(2)
In the event of an NEO's termination by the Company without cause or by the NEO for good reason, in each case within 3 months before or 24 months after a change in control, an NEO will be entitled to receive a monthly amount for 24 months computed as the immediately preceding five fiscal years' monthly average of salary and bonus for such NEO in accordance with the terms of our Protection Plan, payable in 24 equal monthly installments. As of September 30, 2014, the aggregate cash severance payable under the Protection Plan for each of our NEOs was as follows: Mr. Boyle, $2,142,212; Mr. Feldmann, $1,633,674; Mr. Thomas, $1,282,098; Mr. Shewmaker, $1,337,960; Mr. Schmitz, $274,936; and Mr. Balentine, $243,298. The foregoing severance benefits would be paid to an NEO in addition to any amounts payable under the Company's Severance Policy, as described above, in the event his employment was terminated without cause. The amounts in this column assume that an NEO was terminated without cause on September 30, 2014, and that a change in control occurred on such date. Accordingly, the amounts payable to each NEO under both the Severance Policy and the Protection Plan are included in this column under the heading "Cash Severance."

(3)
In the event of an NEO's termination by the Company without cause, an NEO will be entitled to medical and dental coverage at Company expense for up to 12 months in accordance with the terms of our Severance Policy. The amounts in this column represent 12 months of continued medical and dental coverage for the NEOs. In the event of an NEO's termination by the Company without cause or by the NEO for good reason, in each case within
CUBIC CORPORATION – 2015 Proxy Statement 37

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

  3 months before or 24 months after a change in control, an NEO will be entitled to continue for 18 months his participation in those welfare plans of the Company in which such NEO participated at the time of termination. The amounts in this column represent 18 months of continued medical and dental insurance. In unusual cases moving of household goods may also be reimbursed by the Company. Such amounts cannot be determined at this time.

(4)
In the event of an NEO's involuntary termination without cause or resignation for good reason, the NEO will vest in the "target" number of shares subject to his outstanding performance-based RSU agreements, which number shall be prorated for that portion of the three-year performance period that has elapsed prior to the date of termination.

(5)
In the event of an NEO's involuntary termination without cause or resignation for good reason, in each case following a change in control, the NEO will vest in (a) provided such termination occurs within 12 months following such change in control, all of his or her outstanding time-based RSUs, and (b) the "target" number of shares subject to their outstanding performance-based RSU agreements, which number shall be prorated for that portion of the three-year performance period that has elapsed prior to the date of termination. Because we have assumed that such a termination occurs on the same date as a change in control for purposes of this table, no proration has been applied.

(6)
Upon the occurrence of a change in control, the NEOs will vest in the "target" number of shares subject to their outstanding performance-based RSUs.

(7)
Upon the occurrence of an NEO's termination of employment as a result of his death or disability, the NEO will vest in (a) all of his or her outstanding time-based RSUs, plus (b) the "target" number of shares subject to their outstanding performance-based RSUs.

Securities Authorized for Issuance Under Equity Compensation
Plans

The following coordinate table provides certain information with respect to the Company's equity compensation plan in effect as of the end of fiscal year 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	421,369	–	4,043,756
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	421,369	–	4,043,756

CERTAIN TRANSACTIONS AND RELATIONSHIPS

Related Persons

The Charter of our Executive Compensation Committee requires it to review and approve the compensation of any persons related to any director or executive officer. As a practical matter the Committee will also review any non-compensation transactions between the Company and its directors, senior officers and their relatives.

Consistent with SEC regulations and NYSE listing standards, a related person transaction is any transaction in which the Company was, is, or will be a participant, where the amount involved exceeds $120,000, and in which a related person had, has, or will have a direct or indirect material interest. A related person includes any director or executive officer of the Company, any person who is known to be the beneficial owner of more than 5% of any class of the Company's voting securities, an immediate family member of any person described above; and any firm, corporation, or other entity controlled by any person described above.

Each director and executive officer completes an annual questionnaire to identify related interests and persons.

There have been no transactions this fiscal year which were determined by the Committee to be with "related persons".

38 CUBIC CORPORATION – 2015 Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Based solely on a review of SEC Forms 3, 4 and 5, and amendments thereto, furnished to the Company during fiscal year 2014, and written representations received from our directors and officers, no director, officer or beneficial owner of more than 10% of the Common Stock of the Company failed to file on a timely basis during fiscal year 2014 the reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, except a Form 4 for Steven J. Norris whose initial award of RSUs was reported two days late.

PROPOSAL 5: CONFIRMATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC
ACCOUNTANTS

The Board Unanimously Recommends That You Vote "FOR" This Proposal

Ernst & Young LLP has audited the Company's books and records since 1959 and continues as its auditors. Representatives of Ernst & Young LLP are expected to be present at the shareholders' meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board is seeking your confirmation of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending September 30, 2015. Our organizational documents do not require that our shareholders confirm the selection of our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If our shareholders do not ratify the selection, the Audit and Compliance Committee will investigate the reasons for rejection and reconsider whether or not to retain Ernst & Young LLP, but still may retain them. Even if the selection is confirmed, the Audit and Compliance Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Principal Accountant Fees and
Services

The following table sets forth the aggregate fees billed to us by Ernst & Young LLP, our independent auditor, for 2014 and 2013:

	Fees $
Services Rendered	2014	2013

Audit Fees(1)	4,450,000	2,877,000
Audit-Related Fees(2)	200,000	15,000
Tax Fees(3)	447,000	311,000
All Other Fees(4)	2,000	2,000

(1)
For professional services rendered for the audits of our 2014 and 2013 annual financial statements, the reviews of our financial statements included in our Quarterly Reports on Forms 10-Q, statutory audits of foreign subsidiaries, consultation on accounting matters during fiscal years 2014 and 2013, and fees for professional services rendered for our Registration Statement on Form S-1 related to our secondary offering of outstanding shares that were sold by certain of our shareholders in 2013. The audit fees for 2014 are estimated. The final amount of the fees for those services may vary from the estimate provided.

(2)
These fees included an employee benefit plan audit and due diligence procedures.

(3)
These fees were primarily for statutory foreign annual tax returns, tax compliance, and consulting related to foreign tax credits.

(4)
These fees were for EY-online services.

Other Matters

The Audit and Compliance Committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by Ernst & Young LLP. The policy generally requires pre-approval of specified services in the defined categories of audit services, audit-related services, and tax services, up to specified amounts. Pre-approval may also be given as part of the Committee's approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Committee's members, but the decision must be reported to the full Committee at its next scheduled meeting. During fiscal years 2014 and 2013 the Committee did not waive any requirement for pre-approval of any services by Ernst & Young LLP. The Committee approved all auditor services and fees as required by laws in effect at the time the services were commenced.

CUBIC CORPORATION – 2015 Proxy Statement 39

DEADLINE FOR SUBMISSION OF SHAREHOLDER
PROPOSALS

Proposals of shareholders intended to be included in the Company's proxy statement and form of proxy relating to the Company's annual meeting of shareholders expected to be held in 2016 must be received by the Corporate Secretary, Cubic Corporation, 9333 Balboa Avenue, San Diego, California 92123, no later than September 15, 2015, unless the date of the 2016 annual meeting of shareholders is changed by more than 30 days from the anniversary of the Company's 2015 annual meeting, in which case the deadline for such proposals will be a reasonable time before the Company begins to print and send its proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

The Company's bylaws set forth certain procedures which shareholders must follow in order to nominate a director or present any other business at an annual shareholders' meeting. Generally, a shareholder must give timely notice to the Secretary of the Company. To be timely, such notice must be received by the Company at its principal executive offices not less than ninety (90) days prior nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting, provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice must be received not later than the ninetieth (90th) day prior to such annual meeting, or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. The bylaws specify the requirements as to form and substance of such shareholder notice. Details of such provisions of the bylaws may be obtained by any shareholder from the Secretary of the Company.

ANNUAL REPORT

The Company's Annual Report for the fiscal year ended September 30, 2014 will be sent to shareholders of record on or about January 13, 2015. The Annual Report does not constitute, and should not be considered, a part of this proxy solicitation material.

Any person who was a beneficial owner of the Company's common stock on the record date may request a copy of the

Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2014, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a shareholder of the Company at such date. Requests should be directed to Cubic Corporation, 9333 Balboa Avenue, San Diego, California 92123, Attention: Corporate Secretary.

SHAREHOLDERS SHARING THE SAME ADDRESS

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of a proxy statement and Annual Report to households at which two or more shareholders reside. This practice, known as "householding," is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Shareholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of the Company's proxy statement and Annual Report. If you would like to opt out of this practice for future mailings and receive separate proxy statements and Annual Reports for each shareholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement or Annual Report without charge by sending a written request to Cubic Corporation, 9333 Balboa Avenue, San Diego, California 92123, Attention: Corporate Secretary. The Company will promptly send additional copies of the proxy statement or Annual Report upon receipt of such request. Shareholders sharing an address that are receiving multiple copies of the proxy statement or Annual Report can request delivery of a single copy of the proxy statement or Annual Report by contacting their broker, bank or other intermediary or sending a written request to Cubic Corporation at the address above.

40 CUBIC CORPORATION – 2015 Proxy Statement

OTHER MATTERS

All shareholders of record at the close of business on December 31, 2014, the record date for the determination of shareholders entitled to vote at the Annual Meeting, were sent a Notice on or about January 13, 2015, regarding the availability of proxy materials, the Annual Report and the Company's Annual Report on Form 10-K, which are available at www.proxyvote.com. You may vote by mail, on-line, by telephone, or in person if you attend the meeting. Please refer to the Notice. These materials are also available in hard copy without cost, upon your request to investor.relations@cubic.com or by phone (858) 505-2222 or to the Company's mailing address above.

The expense of preparing, printing and mailing the proxy materials and all other expenses of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the directors, officers and regular employees of the Company, who will receive no compensation in addition to their regular salary, if any, may solicit proxies. The Company will also reimburse brokerage firms, banks, trustees, nominees and other persons for their expenses in forwarding proxy material to the beneficial owners of shares held by them of record.

Management knows of no business which will be presented for consideration at the Annual Meeting other than that stated in the Notice of Annual Meeting. However, if any such matter shall properly come before the meeting, the persons named in the enclosed proxy form will vote the same in accordance with their best judgment.

By Order of the Board of Directors

James R. Edwards

Secretary

January 13, 2015

CUBIC CORPORATION – 2015 Proxy Statement 41

APPENDIX A

CUBIC CORPORATION

2015 INCENTIVE AWARD PLAN

 ARTICLE 1.

PURPOSE

The purpose of the Cubic Corporation 2015 Incentive Award Plan (as it may be amended or restated from time to time, the "Plan") is to promote the success and enhance the value of Cubic Corporation, a Delaware corporation (the "Company"), by linking the individual interests of the members of the Board, Employees, and Consultants to those of the Company's stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company's stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1    "Administrator" shall mean the entity that conducts the general administration of the Plan as provided in Article 12. With reference to the duties of the Administrator under the Plan which have been delegated to one or more persons pursuant to Section 12.6, or as to which the Board has assumed, the term "Administrator" shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2    "Applicable Accounting Standards" shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company's financial statements under United States federal securities laws from time to time.

2.3    "Applicable Law" shall mean any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.4    "Award" shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, "Awards").

2.5    "Award Agreement" shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6    "Board" shall mean the Board of Directors of the Company.

2.7    "Cause" shall mean (a) the Administrator's determination that the Participant failed to substantially perform the Participant's duties (other than any such failure resulting from the Participant's Disability); (b) the Administrator's determination that the Participant failed to carry out, or comply with any lawful and reasonable directive of the Board or the Participant's immediate supervisor; (c) the Participant's conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony, indictable offense or crime involving moral turpitude; (d) the Participant's unlawful use (including being under the influence) or possession of illegal drugs on the premises of the Company or any of its Subsidiaries or while performing the Participant's duties and responsibilities; or (e) the Participant's commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company of any of its Subsidiaries. Notwithstanding the foregoing, if the Participant is a party to a written employment or consulting agreement with the Company (or its Subsidiary) in which the term "cause" is defined, then "Cause" shall be as such term is defined in the applicable written employment or consulting agreement.

2.8    "Change in Control" shall mean and includes each of the following:

(a)
A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or
(b)
During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a) or Section 2.8(c)) whose election by the Board or nomination for election by the Company's stockholders was
CUBIC CORPORATION – 2015 Proxy Statement A-1

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APPENDIX A

  approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
  (i)
  which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and
  (ii)
  after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.8(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
(d)
The liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) must also constitute a "change in control event," as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a "change in control event" as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.9    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.10    "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee, appointed as provided in Section 12.1.

2.11    "Common Stock" shall mean the common stock of the Company.

2.12    "Company" shall have the meaning set forth in Article 1.

2.13    "Consultant" shall mean any consultant or advisor engaged to provide services to the Company or any Subsidiary who qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.14    "Covered Employee" shall mean any Employee who is, or could become, a "covered employee" within the meaning of Section 162(m) of the Code.

2.15    "Director" shall mean a member of the Board, as constituted from time to time.

2.16    "Disability" shall mean that the Participant is either (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, or (b) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under a long-term disability income plan, if any, covering employees of the Company. For purposes of the Plan, a Participant shall be deemed to have incurred a Disability if the Participant is determined to be totally disabled by the Social Security Administration or in accordance with the applicable disability insurance program of the Company; provided that the definition of "disability" applied under such disability insurance program complies with the requirements of this definition.

2.17    "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

2.18    "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.19    "Effective Date" shall mean the date the Plan is approved by the stockholders of the Company.

2.20    "Eligible Individual" shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.21    "Employee" shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code) of the Company or of any Subsidiary.

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2.22    "Equity Restructuring" shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.23    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.24    "Expiration Date" shall have the meaning given to such term in Section 13.1.

2.25    "Fair Market Value" shall mean, as of any given date, the value of a Share determined as follows:

(a)
If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(b)
If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, its Fair Market Value shall be established by the Administrator in good faith.

2.26    "Good Reason" shall mean (a) a change in the Participant's position with the Company (or its Subsidiary employing the Participant) that materially reduces the Participant's authority, duties or responsibilities or the level of management to which he or she reports, (b) a material diminution in the Participant's level of compensation (including base salary, fringe benefits and target bonuses under any corporate performance-based incentive programs) or (c) a relocation of the Participant's place of employment by more than 50 miles, provided that such change, reduction or relocation is effected by the Company (or its Subsidiary employing the Participant) without the Participant's consent. Notwithstanding the foregoing, if Participant is a party to a written employment or consulting agreement with the Company (or its Subsidiary) in which the term "good reason" is defined, then "Good Reason" shall be as such term is defined in the applicable written employment or consulting agreement.

2.27    "Greater Than 10% Stockholder" shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.28    "Incentive Stock Option" shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.29    "Non-Employee Director" shall mean a Director of the Company who is not an Employee.

2.30    "Non-Employee Director Compensation Program" shall have the meaning set forth in Section 4.6.

2.31    "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

2.32    "Option" shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.33    "Option Term" shall have the meaning set forth in Section 6.6.

2.34    "Parent" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.35    "Participant" shall mean a person who has been granted an Award pursuant to the Plan.

2.36    "Performance Award" shall mean a cash bonus award, stock bonus award, performance award or other incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1.

2.37    "Performance-Based Compensation" shall mean any compensation that is intended to qualify as "performance-based compensation' as described in Section 162(m)(4)(C) of the Code.

2.38    "Performance Criteria" shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a)
The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization, (E) goodwill impairment charges and (F) non-cash equity-based compensation expense); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders' equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) expenses; (xv) working capital; (xvi) earnings per Share; (xvii) adjusted earnings per Share; (xviii) price per Share; (xix) implementation or completion of critical projects; (xx) market share; (xxi) economic value; (xxii) comparisons with various stock market indices; (xxiii) capital raised in financing transactions or other financing milestones; (xxiv) stockholders' equity; (xxv) market recognition (including but not limited to awards and analyst ratings); (xxvi) financial ratios; (xxvii) return on invested capital; (xxviii) asset turnover; or (xxix) implementation, completion or attainment of objectively determinable objectives relating to commercial or strategic milestones or developments; in each case as determined in accordance with Applicable Accounting Standards, if applicable, any of which may be
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  measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b)
The Administrator, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense that are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company's core, on-going business activities; (xiv) items relating to changes in tax laws; (xv) items relating to asset impairment charges; (xvi) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xvii) items relating to any other unusual or nonrecurring events or changes in Applicable Law, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.39    "Performance Goals" shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.

2.40    "Performance Period" shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, an Award.

2.41    "Performance Stock Unit" shall mean a Performance Award awarded under Section 9.1 which is denominated in units of value including dollar value of Shares.

2.42    "Permitted Transferee" shall mean, with respect to a Participant, any "family member" of the Participant, as defined in the instructions to Form S-8 under the Securities Act, or any other transferee specifically approved by the Administrator, after taking into account Applicable Law.

2.43    "Plan" shall have the meaning set forth in Article 1.

2.44    "Prior Plan" shall mean the Cubic Corporation 2005 Equity Incentive Plan.

2.45    "Prior Plan Award" shall mean an award outstanding under the Prior Plan as of the Effective Date.

2.46    "Restricted Stock" shall mean an award of Shares made under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.47    "Restricted Stock Unit" shall mean a contractual right awarded under Article 8 to receive in the future a Share or the cash value of a Share.

2.48    "Securities Act" shall mean the Securities Act of 1933, as amended.

2.49    "Shares" shall mean shares of Common Stock.

2.50    "Stock Appreciation Right" shall mean a stock appreciation right granted under Article 10.

2.51    "Stock Appreciation Right Term" shall have the meaning set forth in Section 10.4.

2.52    "Stock Payment" shall mean a payment in the form of Shares awarded under Section 9.3.

2.53    "Subsidiary" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.54    "Substitute Award" shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.55    "Termination of Service" shall mean:

(a)
As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death, or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.
(b)
As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death, or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.
(c)
As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.
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The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Participant's employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain an Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1    Number of Shares.

(a)
Subject to Sections 3.1(b) and 13.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is the sum of (i) 1,325,000 Shares; plus (ii) the number of Shares subject to any Prior Plan Award to the extent such Prior Plan Award is outstanding as of the Effective Date and such Shares become available for issuance under this Plan pursuant to Section 3.1(b) below; provided, however, that in no event shall the number of Shares which shall become available for issuance under this Plan pursuant clause (ii) above exceed an aggregate of 607,852 Shares. From and after the Effective Date, no awards shall be granted under the Prior Plan; provided, however, that Prior Plan Awards shall continue to be subject to the terms and conditions of the Prior Plan. Notwithstanding anything in this Section 3.1 to the contrary, the number of Shares that may be issued or transferred pursuant to Awards under the Plan (including Incentive Stock Options) shall not exceed an aggregate of 1,932,852 Shares, subject to adjustment pursuant to Section 13.2.
(b)
If any Shares subject to an Award or Prior Plan Award are forfeited or expire or such Award or Prior Plan Award is settled for cash (in whole or in part), the Shares subject to such Award or Prior Plan Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the Shares authorized for grant under Section 3.1(a) and will not be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or any stock option granted under the Prior Plan; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or a Prior Plan Award; (iii) Shares subject to a Stock Appreciation Right or a stock appreciation right granted under the Prior Plan that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options or stock options granted under the Prior Plan. Any Shares forfeited by the Participant or repurchased by the Company under Section 7.4 at a price not greater than the price originally paid by the Participant so that such Shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(c)
To the extent permitted by Applicable Law, and except as may be required by reason of Section 422 of the Code, Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, grants of Awards using such available shares are permitted without stockholder approval under the rules of the principal securities exchange on which the Common Stock is then listed, and such grants shall be made only to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

3.2    Stock Distributed.    Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3    Limitation on Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, (a) the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person other than a Non-Employee Director during any calendar year shall be 1,325,000, and (b) the maximum aggregate amount of cash that may be paid in cash to any one person during any calendar year with respect to one or more Awards initially payable in cash shall be $10,000,000. To the extent required by Section 162(m) of the Code, Shares subject to Awards that are canceled shall continue to be counted against the share limitations contained in Sections 3.1 and 3.3. Notwithstanding the foregoing, and subject to Section 13.2, no Non-Employee Director shall be granted Awards under the Plan for services as a Non-Employee Director for any calendar year covering more than 100,000 Shares.

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 ARTICLE 4.

GRANTING OF AWARDS

4.1    Participation.    The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2    Award Agreement.    Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Participant's Termination of Service, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4    At-Will Employment; Voluntary Participation.    Nothing in the Plan or any Award Agreement shall confer upon any Participant any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Subsidiary. Participation by each Participant in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

4.5    Foreign Holders.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company or any Subsidiary operates or has Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

4.6    Non-Employee Director Awards.    The Administrator, in its sole discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the "Non-Employee Director Equity Compensation Program"), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Program shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards (subject to the limits of the Plan), the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Equity Compensation Program may be modified by the Administrator from time to time in its sole discretion.

4.7    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION

5.1    Purpose.    The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation (other than an Option or Stock Appreciation Right), then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Administrator, in its sole discretion, may grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals or any such other criteria and goals as the Administrator shall establish, but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

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5.2    Applicability.    The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Eligible Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

5.3    Types of Awards.    Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, Restricted Stock Units that vest and become payable upon the attainment of specified Performance Goals and any Performance Awards described in Article 9 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

5.4    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted to one or more Eligible Individuals that is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, that may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

5.5    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Participant must be employed by the Company or a Subsidiary throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals or Award Agreement, a Participant shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

5.6    Additional Limitations.    Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award that is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan and the applicable Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

OPTIONS

6.1    Granting of Options to Eligible Individuals.    The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

6.2    Option Exercise Price.    The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.3    Option Vesting.

(a)
The period during which the right to exercise, in whole or in part, an Option vests in the Participant shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, any of the Performance Criteria, or any other criteria selected by the Administrator. Except as limited by the Plan, at any time after the grant of an Option, the Administrator, in its sole discretion and subject to whatever terms and conditions it selects, may accelerate the period during which an Option vests.
(b)
No portion of an Option which is unexercisable at a Participant's Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement evidencing the grant of an Option or by action of the Administrator following the grant of the Option. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Option, the portion of an Option that is unexercisable at a Participant's Termination of Service shall automatically expire 30 days following such Termination of Service.

6.4    Manner of Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)
A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option.
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(b)
Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.
(c)
In the event that the Option shall be exercised by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator.
(d)
Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 11.1 and Section 11.2.

6.5    Partial Exercise.    An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares unless otherwise determined by the Administrator and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

6.6    Option Term.    The term of each Option (the "Option Term") shall be set by the Administrator in its sole discretion; provided, however, that the Option Term shall not be more than 10 years from the date the Option is granted, or five years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A of the Code or the first sentence of this Section 6.6, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Participant, and may amend, subject to Section 13.1, any other term or condition of such Option relating to such a Termination of Service.

6.7    Qualification of Incentive Stock Options.    No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) of the Company. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Participant, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code. To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan, and all other plans of the Company and any parent or subsidiary corporation thereof (each as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other "incentive stock options" into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

6.8    Notification Regarding Disposition.    The Participant shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Participant, or (b) one year after the transfer of such Shares to such Participant.

6.9    Substitute Awards.    Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

ARTICLE 7.

RESTRICTED STOCK

7.1    Award of Restricted Stock.

(a)
The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.
(b)
The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

7.2    Rights as Stockholders.    Subject to Section 7.4, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 7.3. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

7.3    Restrictions.    All shares of Restricted Stock (including any shares received by Participants thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such

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APPENDIX A

circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Participant's duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Award Agreement. Unless otherwise determined by the Administrator, Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

7.4    Repurchase or Forfeiture of Restricted Stock.    Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, (a) if no purchase price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Participant's rights in unvested Restricted Stock then subject to restrictions shall lapse and be forfeited, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration, and (b) if a purchase price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in the applicable Award Agreement. The Administrator in its sole discretion may provide that, upon certain events, including without limitation a Change in Control, the Participant's death, retirement or disability, any other specified Termination of Service or any other event, the Participant's rights in unvested Restricted Stock shall not terminate, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

7.5    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock shall include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company, in its sole discretion, may (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to such Restricted Stock.

7.6    Section 83(b) Election.    If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 8.

RESTRICTED STOCK UNITS

8.1    Grant of Restricted Stock Units.    The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

8.2    Purchase Price.    The Administrator shall specify the purchase price, if any, to be paid by the Participant to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

8.3    Vesting of Restricted Stock Units.    At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Participant's duration of service to the Company or any Subsidiary, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

8.4    Maturity and Payment.    At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Participant (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator and set forth in any applicable Award Agreement, the maturity date relating to each Restricted Stock Unit shall not occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company's fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to Section 11.4, transfer to the Participant one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

8.5    No Rights as a Stockholder.    Unless otherwise determined by the Administrator, a Participant of Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until such Shares are transferred to the Participant pursuant to the terms of this Plan and the Award Agreement.

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ARTICLE 9.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS

9.1    Performance Awards.

(a)
The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units and other Awards of cash bonuses or other cash awards determined in the Administrator's discretion from time to time, to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards, including Performance Stock Units and any cash awards, may be linked to the attainment of the Performance Goals or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods and in such amounts as may be determined by the Administrator. Performance Awards, including Performance Stock Unit awards, may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.
(b)
Without limiting Section 9.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, that are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Participant that are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5.

9.2    Dividend Equivalents.

(a)
Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates with respect to dividends with record dates that occur during the period between the date an Award is granted to a Participant and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.
(b)
Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

9.3    Stock Payments.    The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Subsidiary, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Participant of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Participant. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

9.4    Purchase Price.    The Administrator may establish the purchase price of a Performance Award or Shares distributed as a Stock Payment award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

ARTICLE 10.

STOCK APPRECIATION RIGHTS

10.1    Grant of Stock Appreciation Rights.

(a)
The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.
(b)
A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in clause (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.
(c)
Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the Shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.
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10.2    Stock Appreciation Right Vesting.

(a)
The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Participant shall be set by the Administrator, and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, any of the Performance Criteria or any other criteria selected by the Administrator. Except as limited by the Plan, at any time after grant of a Stock Appreciation Right, the Administrator, in its sole discretion and subject to whatever terms and conditions it selects, may accelerate the period during which a Stock Appreciation Right vests.
(b)
No portion of a Stock Appreciation Right which is unexercisable at a Participant's Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in an Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right, the portion of a Stock Appreciation Right which is unexercisable at a Participant's Termination of Service shall automatically expire 30 days following such Termination of Service.

10.3    Manner of Exercise.    All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)
A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right.
(b)
Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator, in its sole discretion, may also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.
(c)
In the event that the Stock Appreciation Right shall be exercised by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right, as determined in the sole discretion of the Administrator.
(d)
Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by Section 11.1 and Section 11.2.

10.4    Stock Appreciation Right Term.    The term of each Stock Appreciation Right (the "Stock Appreciation Right Term") shall be set by the Administrator in its sole discretion; provided, however, that the Stock Appreciation Right Term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the last day of the Stock Appreciation Right Term applicable to such Stock Appreciation Right. Except as limited by the requirements of Section 409A of the Code or the first sentence of this Section 10.4, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Participant, and may amend, subject to Section 13.1, any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

10.5    Payment.    Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on the Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 11.

ADDITIONAL TERMS OF AWARDS

11.1    Payment.    The Administrator shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) any other form of legal consideration acceptable to the Administrator in its sole discretion. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.2    Tax Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Plan. The Administrator shall determine the methods by which payments by any Participant with respect to the tax withholding obligations with respect to any Awards granted under the Plan shall be made, which methods may include any of the methods permitted under Section 11.1 above. Without limiting the foregoing, the Administrator, in its sole discretion and in satisfaction of the foregoing requirement, may withhold, or allow a

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Participant to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). Unless otherwise determined by the Administrator, the number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3    Transferability of Awards.

(a)
Except as otherwise provided in Section 11.3(b):
  (i)
  No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;
  (ii)
  No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or the Participant's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 11.3(a)(i); and
  (iii)
  During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to such Participant under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the Award Agreement, be exercised by the Participant's personal representative or by any person empowered to do so under the deceased Participant's will or under the then-applicable laws of descent and distribution.
(b)
Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Participant to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.
(c)
Notwithstanding Section 11.3(a), a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant's spouse or domestic partner, as applicable, as the Participant's beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written or electronic consent of the Participant's spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time; provided that the change or revocation is filed with the Administrator prior to the Participant's death.

11.4    Conditions to Issuance of Shares.

(a)
Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares issuable pursuant to any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.
(b)
All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.
(c)
The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.
(d)
No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.
(e)
Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
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11.5    Forfeiture and Claw-Back Provisions.    Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Participant to agree by separate written or electronic instrument, that:

(a)
(i) Any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, shall be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Participant incurs a Termination of Service for Cause; and
(b)
All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

11.6    Prohibition on Repricing.    Subject to Section 13.2, the Administrator shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 13.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award. Furthermore, for purposes of this Section 11.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.

ARTICLE 12.

ADMINISTRATION

12.1    Administrator.    The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein). To the extent necessary to comply with Rule 16b-3 of the Exchange Act, and with respect to Awards that are intended to be Performance-Based Compensation, including Options and Stock Appreciation Rights, the Committee (or another committee or subcommittee of the Board assuming the functions of the Committee under the Plan) shall take all action with respect to such Awards, and the individuals taking such action and, unless otherwise determined by the Board, shall consist solely of two or more members of the Board appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a "non-employee director" as defined by Rule 16b-3 of the Exchange Act or any successor rule and an "outside director" for purposes of Section 162(m) of the Code. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee (or another committee or subcommittee of the Board assuming the functions of the Committee under the Plan) shall be an "independent director" under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms "Administrator" and "Committee" as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6.

12.2    Duties and Powers of Committee.    It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement; provided that the rights or obligations of the Participant of the Award that is the subject of any such Award Agreement are not impaired by such amendment, unless the consent of the Participant is obtained or such amendment is otherwise permitted under Section 11.5, Section 13.2 or Section 13.10. Any such grant or award under the Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3    Action by the Committee.    Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good

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faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.4    Authority of Administrator.    Subject to the Company's Bylaws, the Committee's Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a)
Designate Eligible Individuals to receive Awards;
(b)
Determine the type or types of Awards to be granted to Eligible Individuals;
(c)
Determine the number of Awards to be granted and the number of Shares to which an Award will relate;
(d)
Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;
(e)
Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(f)
Prescribe the form of each Award Agreement, which need not be identical for each Participant;
(g)
Decide all other matters that must be determined in connection with an Award;
(h)
Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
(i)
Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;
(j)
Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and
(k)
Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 13.2.

12.5    Decisions Binding.    The Administrator's interpretation of the Plan, any Awards granted pursuant to the Plan, and any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.

12.6    Delegation of Authority.    To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, or take administrative actions with respect to Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and other Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

13.1    Amendment, Suspension or Termination of the Plan.    Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2, (a) increase the limits imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan or the individual Award limits imposed in Section 3.3, (b) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 11.6, or (c) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 11.6. Except as provided in Section 11.5, Section 13.2 or Section 13.10, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the date of the Board's initial adoption of the Plan (the "Expiration Date"). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

13.2    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)
In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company's stock or the share price of the Company's stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan and the
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  individual Award limitations in Section 3.3); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code unless otherwise determined by the Administrator.

(b)
In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or accounting principles, including, without limitation, a Change in Control, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
  (i)
  To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator, in its sole discretion, having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable or fully vested;
  (ii)
  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price;
  (iii)
  To make adjustments in the number and type of shares of the Company's stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;
  (iv)
  To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and
  (v)
  To provide that the Award cannot vest, be exercised or become payable after such event.
(c)
In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Section 13.2(a) and 13.2(b):
  (i)
  The number and type of securities subject to each outstanding Award and/or the exercise price or grant price thereof, if applicable, shall be equitably adjusted by the Administrator; and/or
  (ii)
  The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments to the limitation in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan and the individual Award limitations in Section 3.3).

The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(d)
In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award, the Administrator shall cause all or any portion of such Award to the extent held by a Participant who has not experienced a Termination of Service prior to the date of such Change in Control to become fully vested and/or exercisable and/or payable immediately prior to the consummation of such transaction and all forfeiture restrictions on all or any portion of such Award to lapse. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of 15 days from the date of such notice, contingent upon the occurrence of the Change in Control, and the Award shall terminate upon the expiration of such period.
(e)
For the purposes of this Section 13.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.
(f)
The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.
(g)
With respect to Awards that are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the
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  Award should not so qualify. No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(h)
The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(i)
No action shall be taken under this Section 13.2 which shall cause an Award to fail to be exempt from or comply with Section 409A of the Code or the Treasury Regulations thereunder.
(j)
In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

13.3    Approval of Plan by Stockholders.    The Plan shall be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan.

13.4    No Stockholders Rights.    Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record owner of such Shares.

13.5    Paperless Administration.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

13.6    Effect of Plan upon Other Compensation Plans.    The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.7    Compliance with Laws.    The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

13.8    Titles and Headings, References to Sections of the Code or Exchange Act.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

13.9    Governing Law.    The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

13.10    Section 409A.    To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code (including Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder and thereby avoid the application of any penalty taxes under such Section.

13.11    No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

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13.12    Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

13.13    Indemnification.    To the extent allowable pursuant to Applicable Law and the Company's charter and bylaws, each member of the Administrator shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.14    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.15    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

* * * * *

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APPENDIX B

CUBIC CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

Cubic Corporation, a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts the Cubic Corporation Employee Stock Purchase Plan (the "Plan"). The purposes of the Plan are as follows:

(1)
To assist Employees of the Participating Companies in acquiring a stock ownership interest in the Company.
(2)
To help Employees provide for their future security and to encourage them to remain in the employment of the Participating Companies.

This Plan includes two components: a Code Section 423 Component (the "Section 423 Component") and a non-Code Section 423 Component (the "Non-Section 423 Component"). It is the intention of the Company to have the Section 423 Component qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Section 423 Component, accordingly, shall be construed so as to extend and limit participation on a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of Options under the Non-Section 423 Component, which does not qualify as an "employee stock purchase plan" under Section 423 of the Code; such Options granted under the Non-Section 423 Component shall be granted pursuant to separate Offerings containing such sub-plans, appendices, rules or procedures as may be adopted by the Committee and designed to achieve tax, securities laws or other objectives for Eligible Employees and the Participating Companies in locations outside of the U.S. Except as otherwise provided herein, the Non-Section 423 Component will operate and be administered in the same manner as the Section 423 Component. Offerings intended to be made under the Non-Section 423 Component will be designated as such by the Committee at or prior to the time of such Offering.

For purposes of this Plan, the Committee may designate separate Offerings under the Plan, the terms of which need not be identical, in which Eligible Employees of one or more Participating Companies will participate, even if the dates of the applicable Offering Period(s) in each such Offerings are identical, provided that the terms of participation are the same within each separate Offering as determined under Section 423 of the Code.

1.    DEFINITIONS

Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the following meaning unless the context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and the plural forms of the terms defined):

(a)
"Affiliate" means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company or (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing (which, for avoidance of doubt, shall include any Subsidiary Corporation).
(b)
"Approved Leave of Absence" means a military leave, sick leave or other bona fide leave of absence that has been approved by the applicable Participating Company in such a manner as the Administrator may determine from time to time.
(c)
"Board of Directors" or "Board" means the Board of Directors of the Company.
(d)
"Code" means the U.S. Internal Revenue Code of 1986, as amended, and the U.S. Treasury Regulations thereunder.
(e)
"Committee" means the committee appointed to administer the Plan pursuant to Section 12 hereof.
(f)
"Company" means Cubic Corporation, a Delaware corporation.
(g)
"Effective Date" has the meaning assigned to that term in Section 14 hereof.
(h)
"Election Form" has the meaning assigned to that term in Section 3(b) hereof.
(i)
"Eligible Compensation" means, with respect to any Offering Period, an Eligible Employee's base pay, overtime payments and shift differentials, but excluding sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments, or, for Participants in non-U.S. jurisdictions, equivalent amounts as determined by the Committee. The Committee, in its discretion, may, on a uniform and nondiscriminatory basis for each Offering, establish a different definition of Eligible Compensation on a prospective basis.
(j)
"Eligible Employee" means:
  (i)
  an Employee who does not, immediately after the Option is granted, own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company, a Parent Corporation or a Subsidiary Corporation.
  (ii)
  For purposes of this paragraph (j), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee.
  (iii)
  Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering as an Eligible Employee:
      (A)
      any Employee that is a "highly compensated employee" of the Company or any Participating Company (within the meaning of Section 414(q) of the Code), or that is such a "highly compensated employee" (1) with compensation above a specified level, (2) who is an officer and/or (3) is subject to the disclosure requirements of Section 16(a) of the Exchange Act, and/or
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      (B)
      any Employee that has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years),
      (C)
      any Employee whose customary employment with the Company or any Participating Company is twenty hours or less per week and/or not more than five months per calendar year (or any lesser number of hours per week or months per calendar year designated by the Administrator), and/or
      (D)
      any Employee who is a citizen or resident of a foreign jurisdiction (without regard to whether they are also a U.S. citizen or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (1) the grant of the Option is prohibited under the laws of the jurisdiction governing such Employee, or (2) compliance with the laws of the foreign jurisdiction would cause the Section 423 Component, any Offering or the Option to violate the requirements of Section 423 of the Code;

provided that any exclusion in clauses (A), and/or (B) and/or (C) and/or (D) shall be applied in an identical manner under each Offering to all Employees of the Participating Companies in such Offering, in accordance with Treasury Regulation Section 1.423-2(e).

  (iv)
  With respect to the Non-Section 423 Component, all of the foregoing rules shall apply in determining who is an "Eligible Employee," except (A) the Committee may limit eligibility further within a Participating Company so as to only designate some Employees of a Participating Company as Eligible Employees, and (B) to the extent the foregoing eligibility rules are not consistent with applicable local laws.
(k)
"Employee" means an individual who renders services to a Participating Company in the status of an employee within the meaning of Section 3401(c) of the Code. "Employee" shall not include any independent contractor or director of the Company or a Participating Company who does not render services to the Company or a Participating Company in the status of an employee within the meaning of Section 3401(c) of the Code. A Participant shall be deemed to have ceased to be an Employee either upon the Participant ceasing to provide services as an employee or upon the Subsidiary Corporation or Affiliate employing the Participant ceasing to be a Participating Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's attainment or termination of such status. For purposes of an individual's participation in, or other rights under the Plan, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that any court of law or governmental agency subsequently makes a contrary determination. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on an Approved Leave of Absence (which, for purposes of the Section 423 Component, must meet the requirements of Treasury Regulation Section 1.421-1(h)(2)). For purposes of the Section 423 Component, where the period of an Approved Leave of Absence exceeds three months, or such other period specified in Treasury Regulation Section 1.421-1(h)(2), and the individual's right to reemployment is not provided either by statute or contract, the employment relationship shall be deemed to have terminated for purposes of the Plan on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).
(l)
"Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.
(m)
"Exercise Date" means, with respect to any Option, the last Trading Day of the Offering Period for which the Option was granted.
(n)
"Fair Market Value" of a share of Stock as of a given date means the closing price of a share of Stock on the principal exchange on which the Stock is then trading, including, without limitation, The New York Stock Exchange, if any, on such date, or, if shares were not traded on such date, then on the most recent trading day during which a sale occurred.
(o)
"Grant Date" means, with respect to any Option, the first day of the Offering Period on which the Option is granted, as set forth in Section 3(a) hereof.
(p)
"Non-Section 423 Component" means the sub-plans, appendices, rules or procedures, if any, adopted by the Committee as a part of this Plan, pursuant to which Options that do not satisfy the requirements for "employee stock purchase plans" that are set forth under Section 423 of the Code may be granted pursuant to Offerings to non-U.S. Eligible Employees.
(q)
"Offering" means an offer under the Plan of an Option that may be exercised during an Offering Period as further described in Sections 3 and 4. Unless otherwise specified by the Committee, each Offering to the Eligible Employees of the Company or a Participating Company shall be deemed a separate Offering, even if the dates and other terms of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each separate Offering under the Section 423 Component need not be identical, provided that the terms of the Section 423 Component and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).
(r)
"Offering Period" means the six-month periods commencing January 1 and July 1 of each Plan Year as specified in Section 3(a) hereof or such other dates which are six months apart as determined by the Committee; provided that no Offering Period shall commence prior to the Effective Date. Options shall be granted on the Grant Date and exercised on the Exercise Date as provided in Sections 3(a) and 4(a) hereof. The Committee may establish a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding 27 months.
(s)
"Option" means an option granted under the Plan to an Eligible Employee to purchase shares of the Company's Stock.
(t)
"Option Price" has the meaning set forth in Section 4(b) hereof.
(u)
"Parent Corporation" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
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APPENDIX B

(v)
"Participant" means an Eligible Employee who has complied with the provisions of Section 3(b) hereof.
(w)
"Participating Company" means the Company and such present or future Subsidiary Corporations or Affiliates of the Company as the Board of Directors or the Committee shall from time to time designate; provided, however, that at any given time, a Subsidiary Corporation that is a Participating Company in the Section 423 Component will not be a Participating Company in the Non-Section 423 Component. The designation by the Committee of Participating Companies and changes in such designations by the Committee shall not require stockholder approval. Only Subsidiary Corporations may be designated as Participating Companies for purposes of the Section 423 Component.
(x)
"Participating Company Group" means, at any point in time, the Company and all other Subsidiary Corporations or Affiliates which are then Participating Companies.
(y)
"Payday" means the regular and recurring established day for payment of cash compensation to Employees of the Company or any Participating Company.
(z)
"Plan" means the Cubic Corporation Employee Stock Purchase Plan, including both the Section 423 Component and the Non-Section 423 Component and any other sub-plans or appendices hereto, as amended from time to time.
(aa)
"Plan Year" means the calendar year.
(bb)
"Section 423 Component" means those Offerings under the Plan that are intended to meet the requirements set forth in Section 423(b) of the Code.
(cc)
"Stock" means the Company's common stock.
(dd)
"Subsidiary Corporation" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(ee)
"Termination Date" means the date a Participant ceases to be an Eligible Employee.
(ff)
"Trading Day" means a day on which the national stock exchange upon which the Stock is listed is open for trading.

2.    STOCK SUBJECT TO THE PLAN

Subject to the provisions of Section 9 hereof (relating to adjustments upon changes in the Stock) and Section 11 hereof (relating to amendments of the Plan), the Stock which may be sold pursuant to Options granted under the Plan shall not exceed in the aggregate 600,000 shares, and may be unissued shares or treasury shares or shares bought on the market for purposes of the Plan. All or any portion of such maximum number of shares may be issued under the Section 423 Component.

3.    GRANT OF OPTIONS

(a)    General Statement.    The Company shall offer Options under the Plan to all Eligible Employees in successive Offering Periods. Each Option shall be granted on the Grant Date of an Offering Period and shall expire on the Exercise Date immediately after the automatic exercise of the Option pursuant to Section 4(a) hereof. The number of shares of Stock subject to each Option shall equal the payroll deductions authorized by each Participant in accordance with Section 3(b) hereof for the Offering Period (or, if applicable, the contributions by each Participant in accordance with Section 3(d) or Section 3(e) hereof), divided by the Option Price, except with respect to fractional shares as provided in Section 4(a); provided, however, that the maximum number of shares subject to any Option shall not exceed 5,000. If by reason of the foregoing limitation any portion of the balance in a Participant's account under the Plan is not applied to the purchase of Stock on an Exercise Date, the Company shall pay to the Participant such amount in cash in one lump sum as soon as reasonably practicable following such Exercise Date, without any interest thereon, unless otherwise required by local law for Participants in non-U.S. jurisdictions. Further, the Committee may limit the number or value of the shares of Stock made available for purchase in a qualified period (e.g., 12 month period) by Participants in specified countries or working for specified Participating Companies, if necessary to avoid securities law filings, achieve tax objectives or to meet other Company compliance objectives in particular non-U.S. jurisdictions, provided that any such limitation is imposed under the Non-Section 423 Component or, with respect to any Offering under the Section 423 Component, is imposed on an equal basis to all Participants under such Offering or as otherwise permitted in accordance with Section 423 of the Code.

(b)    Election to Participate; Payroll Deduction Authorization.    Except as provided in Section 3(d) or Section 3(e) hereof, an Eligible Employee shall participate in the Plan only by means of payroll deduction. Each Eligible Employee who elects to participate in the Plan shall deliver to the Company during the calendar month preceding a Grant Date (or such shorter or longer period as may be determined by the Committee) a completed and executed written or electronic payroll deduction authorization form in a form prepared by the Company (an "Election Form"). An Eligible Employee's Election Form shall give notice of such Eligible Employee's election to participate in the Plan for the next following Offering Period and subsequent Offering Periods and shall designate such Participant's payroll deduction election. The cash compensation payable to a Participant for an Offering Period shall be reduced each Payday through a payroll deduction in an amount equal to the stated withdrawal amount specified in the Election Form payable on such Payday, and such amount shall be credited to the Participant's account under the Plan. Any Election Form shall remain in effect until the Eligible Employee amends the same pursuant to this subsection, withdraws pursuant to Section 5 or ceases to be an Eligible Employee pursuant to Section 6.

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APPENDIX B

The Committee may adopt rules and procedures for the implementation and administration of payroll deduction elections and the grant and exercise of Options under the Plan, including the following:

(i)
whether a Participant's payroll deduction election may be stated in terms of a dollar amount on each Payday, a percentage of Eligible Compensation on each Payday or in any other manner; provided that, in the absence of any determination by the Committee, a Participant's payroll deduction election shall be stated in terms of a percentage of such Participant's Eligible Compensation on each Payday;
(ii)
any minimum or maximum dollar or percentage limitations that apply to a Participant's payroll deduction election; provided that, in the absence of any determination by the Committee, the minimum payroll deduction to be made by a Participant per Payday is 1% of Eligible Compensation; provided, further, that in the absence of any determination by the Committee, the maximum payroll deduction to be made by a Participant per Payday is 20% of Eligible Compensation;
(iii)
whether a Participant may increase or decrease the rate of, or suspend, his or her payroll deductions during an Offering Period, which shall be accomplished by the Participant completing or filing with the Company a new Election Form authorizing a change in payroll deduction rate; provided that, in the absence of any determination by the Committee, a Participant may decrease or suspend, but not increase, the rate of his or her payroll deductions once during an Offering Period. The change in rate shall be effective with the first full payroll period following the Company's receipt of the new Election Form (or such shorter or longer period as may be determined by the Committee, in its sole discretion). Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c) hereof, a Participant's payroll deductions may be decreased to 0% at any time during an Offering Period;
(iv)
determination of the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; and
(v)
determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan.

All such actions by the Company with respect to the Section 423 Component shall be consistent with the requirement under Section 423(b)(5) of the Code that all Participants shall have equal rights and privileges within the meaning of such section, except for differences that may be mandated by local law and that are consistent with Section 423(b)(5) of the Code.

(c)    $25,000 Limitation.    No Eligible Employee shall be granted an Option under the Plan which permits his or her rights to purchase Stock under the Plan and under all other employee stock purchase plans of the Company, any Parent Corporation or any Subsidiary Corporation subject to Section 423 to accrue at a rate which exceeds the $25,000 limit set forth in Section 423(b)(8) of the Code. If by reason of the foregoing limitation any portion of the balance in a Participant's account under the Plan is not applied to the purchase of Stock on an Exercise Date, the Company shall pay to the Participant such amount in cash in one lump sum as soon as reasonably practicable following such Exercise Date.

(d)    Leaves of Absence.    During a paid Approved Leave of Absence meeting the requirements of Treasury Regulation Section 1.421-1(h)(2), a Participant shall continue to participate in the Plan by means of payroll deduction for so long as such Participant continues to be an Eligible Employee.

(e)    Foreign Employees.    Notwithstanding any other provisions of the Plan to the contrary, in non-U.S. jurisdictions where participation in the Plan through payroll deductions is prohibited, the Committee may provide that an Eligible Employee may elect to participate through contributions to his or her account under the Plan in a form acceptable to the Committee in lieu of or in addition to payroll deductions; provided, however, that, for any Offering under the Section 423 Component, the Committee must determine that any alternative method of contribution is applied on an equal and uniform basis to all Eligible Employees in the Offering.

4.    EXERCISE OF OPTIONS; OPTION PRICE

(a)    General Statement.    Each Participant automatically and without any act on such Participant's part shall be deemed to have exercised such Participant's Option on the Exercise Date to the extent that the balance then in the Participant's account under the Plan is sufficient to purchase at the Option Price whole shares of the Stock subject to the Option. Any cash in lieu of fractional shares of Stock remaining after the purchase of whole shares of Stock upon exercise of an Option will be paid to the Participant in cash in one lump sum as soon as reasonably practicable following such Exercise Date. Fractional shares will not be issued.

(b)    Option Price Defined.    Unless otherwise determined by the Committee prior to the commencement of an Offering Period, the option price per share of Stock (the "Option Price") to be paid by a Participant upon the exercise of the Participant's Option during an Offering Period shall be equal to 95% of the Fair Market Value of a share of Stock on the Exercise Date; provided, however, that in no event shall the Option Price to be paid by a Participant upon the exercise of a Participant's Option during an Offering Period be less than 85% of the Fair Market Value of a share of Stock on the Grant Date or on the Exercise Date, whichever is lower.

(c)    Delivery of Shares.    As soon as practicable after the exercise of any Option, the Company will deliver to the Participant or his or her nominee the whole shares of Stock purchased by the Participant from funds credited to the Participant's account under the Plan. Shares issued pursuant to the Plan may be evidenced in such manner as the Committee may determine and may be issued in certificated form or issued pursuant to book-entry procedures. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time, and/or may establish procedures to permit tracking of dispositions of shares. In the event the Company is required to obtain authority from any commission or agency to issue any such shares, the Company shall seek to obtain such authority. The inability of the Company to obtain authority from any such commission or agency which the Committee in its absolute discretion deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any Participant except to pay to the Participant the amount of the balance in the Participant's account in cash in one lump sum.

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APPENDIX B

(d)    Pro Rata Allocations.    If the total number of shares of Stock for which Options are to be exercised on any Exercise Date exceeds the lesser of (i) the number of shares of Stock that were available for sale under the Plan on the Grant Date of the applicable Offering Period or (ii) the number of shares remaining unsold under the Plan (after deduction of all shares for which Options have theretofore been exercised) on such Exercise Date, the Committee shall make a pro rata allocation of the available remaining shares in as nearly a uniform manner as shall be practicable and any balance of payroll deductions credited to the accounts of Participants which have not been applied to the purchase of shares of Stock shall be paid to such Participants in cash in one lump sum as soon as reasonably practicable after the Exercise Date.

5.    WITHDRAWAL FROM THE PLAN

(a)    General Statement.    Any Participant may withdraw from participation under the Plan at any time except the Company may create an administrative rule that prohibits a Participant from withdrawing during the last ten days of any Offering Period (or such shorter or longer period as may be determined by the Committee). A Participant who wishes to withdraw from the Plan must deliver to the Company a notice of withdrawal in a written or electronic form prepared by the Company (the "Withdrawal Election") prior to the Exercise Date and within the deadline established by the Company. Upon receipt of a Participant's Withdrawal Election, the Company shall pay to the Participant the amount of the balance in the Participant's account under the Plan in cash in one lump sum as soon as reasonably practicable following the date of withdrawal. Upon receipt of a Participant's Withdrawal Election by the Company, the Participant shall cease to participate in the Plan and the Participant's Option shall terminate.

(b)    Eligibility Following Withdrawal.    A Participant who withdraws from the Plan and who is still an Eligible Employee shall be eligible to participate again in the Plan as of any subsequent Grant Date by delivering to the Company an Election Form pursuant to Section 3(b) hereof.

6.    TERMINATION OR TRANSFER OF EMPLOYMENT

(a)    Termination of Employment Other than by Death.    If a Participant ceases to be an Eligible Employee other than due to death, the Participant's participation in the Plan automatically and without any act on the Participant's part shall terminate as of the Termination Date. The Company will pay to the Participant the amount of the balance in the Participant's account under the Plan as soon as reasonably practicable following the Termination Date. Upon a Participant's termination of employment covered by this Section 6(a), the Participant's Election Form, interest in the Plan and Option under the Plan shall terminate.

(b)    Termination By Death.    If a Participant ceases to be a Eligible Employee due to death, the executor of the Participant's will or the administrator of the Participant's estate by written notice to the Company may request payment of the balance in the Participant's account under the Plan, in which event the Company shall make such payment as soon as practicable after receiving such notice; upon receipt of such notice the Participant's Authorization, in the Plan and Option under the Plan shall terminate. If the Company does not receive such notice prior to the next Exercise Date, the Participant's Option shall be deemed to have been exercised on such Exercise Date and any cash remaining in such Participant's account thereafter shall be distributed in cash pursuant to Section 5(a) hereof.

(c)    Transfer of Employment.    A transfer of employment from one Participating Company to another shall not be treated as a termination of employment. If a Participant transfers employment from the Company or any Participating Company participating in the Section 423 Component to a Participating Company participating in the Non-Section 423 Component, he or she shall immediately cease to participate in the Section 423 Component; however, any Contributions made for the Offering Period in which such transfer occurs shall be transferred to the Non-Section 423 Component, and such Participant shall immediately join the then current Offering under the Non-Section 423 Component upon the same terms and conditions in effect for his or her participation in the Section 423 Component, except for such modifications otherwise applicable for Participants in such Offering. A Participant who transfers employment from a Participating Company participating in the Non-Section 423 Component to the Company or any Participating Company participating in the Section 423 Component shall remain a Participant in the Non-Section 423 Component until the earlier of (i) the end of the current Offering Period under the Non-Section 423 Component, or (ii) the Grant Date of the first Offering Period in which he or she is eligible to participate following such transfer. Notwithstanding the foregoing, the Committee may establish different rules to govern transfers of employment between companies participating in the Section 423 Component and the Non-Section 423 Component, consistent with the applicable requirements of Section 423 of the Code.

7.    RESTRICTION UPON ASSIGNMENT

An Option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant. Except as provided in Section 6(b) hereof, an Option may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant's interest in the Plan, the Participant's Option or any rights under the Participant's Option.

8.    NO RIGHTS OF STOCKHOLDERS UNTIL SHARES ISSUED

With respect to shares of Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Participant or his or her nominee following exercise of the Participant's Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

9.    CHANGES IN THE STOCK; ADJUSTMENTS OF AN OPTION

(a)    Changes in Capitalization.    Subject to Section 9(c), in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Committee, affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Committee shall make

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APPENDIX B

equitable adjustments, if any, to reflect such change with respect to (i) the number of shares of Stock subject to the Plan pursuant to Section 2 above, and to preserve, but not increase, the rights of Participants hereunder, (ii) the maximum number of shares of Stock a Participant may purchase during an Offering Period pursuant to Section 3(a) above, and (iii) the number and the Option Price of shares of Stock subject to the Options outstanding under the Plan.

(b)    Other Adjustments.    Subject to Section 9(c), in the event of any transaction or event described in Section 9(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate or Subsidiary Corporation of the Company, or the financial statements of the Company or any Affiliate or Subsidiary Corporation of the Company (including without limitation any change in control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions:

  (i)
  To provide for either (A) termination of any outstanding Option in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such Option had such right been currently exercisable or (B) the replacement of such outstanding Option with other rights or property selected by the Committee in its sole discretion;
  (ii)
  To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and
  (iii)
  To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Options under the Plan and/or in the terms and conditions of outstanding Options and Options which may be granted in the future;
  (iv)
  To provide that Participants' accumulated payroll deductions may be used to purchase Stock prior to the next occurring Exercise Date on such date as the Committee determines in its sole discretion and the Participants' rights under the ongoing Offering Period terminated; and
  (v)
  To provide that all outstanding Options shall terminate without being exercised.

(c)    No Adjustment Under Certain Circumstances.    No adjustment or action described in this Section 9 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Section 423 Component of the Plan to fail to satisfy the requirements of Section 423 of the Code.

(d)    No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Option or the Option Price of any Option.

10.    USE OF FUNDS; NO INTEREST PAID

All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose, except for funds contributed under Offerings in which the local law of a non-U.S. jurisdiction requires that contributions to the Plan by Participants be segregated from the Company's general corporate funds and/or deposited with an independent third party for Participants in non-U.S. jurisdictions. No interest will be paid to any Participant or credited to any Participant's account under the Plan with respect to such funds, except as may be required by local law in a non-U.S. jurisdiction. If the segregation of funds and/or payment of interest on any Participant's account is so required, such provisions shall apply to all Participants in the relevant Offering except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f). With respect to any Offering under the Non-Section 423 Component, the payment of interest shall apply as determined by the Committee.

11.    AMENDMENT OF THE PLAN

(a)    Amendment, Modification and Termination.    The Board of Directors or the Committee may amend, suspend, or terminate the Plan at any time and from time to time, provided that approval of the Company's stockholders shall be required to amend the Plan (i) to increase the number of shares of Stock, or change the type of securities, reserved for sale pursuant to Options under the Plan pursuant to Section 2 above, or (ii) in any manner that would cause the Section 423 Component to no longer constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Code, or (iii) in any manner that would require the approval of the Company's stockholders under applicable law or the rules of the stock exchange on which the shares of Stock are listed.

(b)    Actions in the Event of Unfavorable Financial Accounting Consequences.    In the event the Board of Directors or the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board of Directors or the Committee may, to the extent permitted under Section 423 of the Code with respect to Offerings under the Section 423 Component, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

  (i)
  subject to Section 4(b), altering the Option Price for any Offering Period including an Offering Period underway at the time of the change in Option Price;
  (ii)
  shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board of Directors or Committee action; and
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  (iii)
  amending the maximum percentage of Eligible Compensation a Participant may elect to contribute pursuant to Section 3(b); and
  (iv)
  reducing the maximum number of shares of Stock a Participant may purchase during any Offering Period pursuant to Section 2(a).

Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

12.    ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS

(a)    Appointment of Committee.    The Plan shall be administered by the Committee, which shall be composed of two or more members of the Board of Directors, each of whom is a "non-employee director" as defined by Rule 16b-3 under the Exchange Act, and which is otherwise constituted to comply with applicable law. Each member of the Committee shall serve for a term commencing on a date specified by the Board of Directors and continuing until the member dies or resigns or is removed from office by the Board of Directors. The Committee at its option may utilize the services of an agent to assist in the administration of the Plan including establishing and maintaining an individual securities account under the Plan for each Participant.

(b)    Duties and Powers of Committee.    It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Committee shall have the power to interpret the Plan and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan. For the avoidance of doubt, the Committee shall also have the exclusive authority to determine which Participating Companies shall participate in the Non-Section 423 Component and which shall participate in the Section 423 Component.

(c)    Majority Rule.    The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

(d)    Compensation; Professional Assistance; Good Faith Actions.    All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination, or interpretation.

13.    NO RIGHTS AS AN EMPLOYEE

Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company, a Parent Corporation or a Subsidiary Corporation or an Affiliate or to affect the right of the Company, any Parent Corporation or any Subsidiary Corporation or Affiliate to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

14.    TERM; APPROVAL BY STOCKHOLDERS

This Plan shall be effective on the date it is approved by the Company's stockholders (the "Effective Date"). The Plan shall be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan. No Options shall be granted under this Plan until this Plan shall have been approved by the stockholders of the Company.

The Plan shall terminate upon such date as is determined by the Company in its sole discretion. The Plan shall automatically be suspended on the date on which all shares available for issuance under the Plan shall have been sold pursuant to Options exercised under the Plan pending approval of an increase in the number of shares available for issuance under the Plan. No Option may be granted during any period of suspension of the Plan or after termination of the Plan.

15.    EFFECT UPON OTHER PLANS

The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary Corporation. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary Corporation (a) to establish any other forms of incentives or compensation for Employees of the Company, any Parent Corporation or any Subsidiary Corporation or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

16.    CONDITIONS TO ISSUANCE OF SHARES.

The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, shares of Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

(a)
The admission of such shares to listing on all stock exchanges, if any, on which the Stock is then listed;
(b)
The completion of any registration or other qualification or exemption of such shares under any federal, state, local or foreign law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its absolute discretion, deem necessary or advisable;
(c)
The obtaining of any approval or other clearance from any federal, state, local or foreign governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;
CUBIC CORPORATION – 2015 Proxy Statement B-7

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APPENDIX B

(d)
The payment to the Company of all amounts which it or the employer is required to withhold under federal, state, local or foreign law upon grant, exercise of the Option or sale of shares of Stock; and
(e)
The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

17.    TAX WITHHOLDING

At the time a Participant's Option is granted or exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign income, social insurance and other payroll tax, payment on account, withholding obligations and employer social contribution liability due from a Participant, if any, of the Participating Company Group which arise upon the grant or exercise of the Option or upon such disposition of shares, respectively. The Committee may implement appropriate procedures to ensure that such tax withholding obligations are met. Those procedures may include, without limitation, increased withholding from an employee's current compensation, cash payments to the Company or another Participating Company by an Employee, or a sale of a portion of the Stock purchased under the Plan, which sale may be required and initiated by the Company.

18.    CONFORMITY TO SECURITIES LAWS

Notwithstanding any other provision of this Plan, the participation in this Plan and all elections thereunder shall be subject to, and may be limited by, such rules and restrictions as the Committee may prescribe in order to comply with all applicable federal, state, local and foreign securities or exchange control laws. Without limiting the generality of the foregoing, this Plan and participation in this Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

19.    NOTIFICATION OF DISPOSITION

Each Participant who is a participant in the Section 423 Component shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock purchased upon exercise of an Option if such disposition or transfer is made (a) within two years from the Grant Date of the Option or (b) within one year after the transfer of such shares to such Participant upon exercise of such Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

20.    NOTICES

Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary at the Company's principal executive offices and any notice to be given to any Eligible Employee or Participant shall be addressed to such Employee at such Employee's last physical address as reflected in the Company's records or to such Employee's Company-provided e-mail address. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to an Eligible Employee or a Participant shall, if the Eligible Employee or Participant is then deceased, be given to the Eligible Employee's or Participant's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section. Any notice shall have been deemed duly given if personally delivered, sent by e-mail to an Employee as provided above or if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service or other applicable governmental postal service in a non-U.S. jurisdiction.

21.    HEADINGS

Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

22.    EQUAL RIGHTS AND PRIVILEGES

All Eligible Employees granted Options pursuant to an Offering under the Section 423 Component shall have equal rights and privileges so that the Section 423 Component of the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code, except for differences approved by the Committee pursuant to Section 24 that are consistent with Section 423(b)(5) of the Code. Any provision of the Section 423 Component of the Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board of Directors or the Committee, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code. Participants participating in the Non-Section 423 Component need not have the same rights and privileges as Employees participating in the Section 423 Component.

23.    RULES FOR FOREIGN JURISDICTIONS

Notwithstanding any provision to the contrary in the Plan, the Committee may adopt such sub-plans or appendices relating to the operation and administration of the Plan as are necessary or appropriate to permit the participation in the Plan by Employees who are foreign nationals or employed in non-U.S. jurisdictions, which sub-plans or appendices may be designed to govern Offerings under the Section 423 Component or the Non-Section 423 Component, as determined by the Committee. The rules of such appendices or sub-plans may take precedence over other provisions of this Plan, with the exception of Sections 2, 11 and 14, but unless otherwise superseded by the terms of such sub-plan or appendix, the provisions of this Plan shall govern the operation of such sub-plans or appendices. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding the exclusion of particular Subsidiaries from participation in the Plan, eligibility to participate, the definition of Eligible Compensation, handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures, establishment of bank or trust accounts to hold payroll deductions or contributions, determination of beneficiary designation requirements, and handling of stock certificates. The Committee also is

B-8 CUBIC CORPORATION – 2015 Proxy Statement

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APPENDIX B

authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an Option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of Options granted under the Plan or the same Offering to Employees resident solely in the U.S. To the extent any sub-plan or appendix or other changes approved by the Committee are inconsistent with the requirements of Section 423 of the Code or would jeopardize the tax-qualified status of the Section 423 Component, the change shall cause the Participating Companies affected thereby to be considered Participating Companies in a separate Offerings under the Non-Section 423 Component instead of the Section 423 Component. The Committee shall not be required to obtain the approval of the stockholders of the Company prior to the adoption, amendment or termination of any such sub-plan, appendix, rules or procedures.

24.    SECTION 409A OF THE CODE

The Section 423 Component of the Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A. The Non-Section 423 Component is intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an Option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an Option under the Plan to be subject to Section 409A of the Code, the Committee may amend the terms of the Plan and/or of an outstanding Option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant's consent, to exempt any outstanding Option or future Option that may be granted under the Plan from or to allow any such Options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the Option to purchase Stock under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.

25.    TAX-QUALIFICATION

Although the Company may endeavor to (a) qualify an Option for favorable tax treatment under the laws of the United States or non-U.S. jurisdictions or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 24. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

26.    REPORTS

Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of contributions, the Option Price, the number of shares of Stock purchased and the remaining cash balance, if any.

27.    DATES AND TIMES

All references in the Plan to a date or time are intended to refer to dates and times determined pursuant to U.S. Pacific Time. Business days for purposes of the Plan are U.S. business days.

CUBIC CORPORATION – 2015 Proxy Statement B-9

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on February 24, 2015

CUBIC CORPORATION Cubic Corporation Attn: Investor Relations P.O. Box 85587 San Diego, CA 92186	Meeting Information Meeting Type: Annual Meeting For holders as of: December 31, 2014 Date: February 24, 2015 Time:11:30 AM PST Location: Cubic Corporation 9333 Balboa Avenue San Diego, CA 92123

You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these  shares.  This  communication  presents  only  an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report                               2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow              (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:          www.proxyvote.com

2) BY TELEPHONE:      1-800-579-1639

3) BY E-MAIL*:              sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow         (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 10, 2015 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow          available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends you vote

FOR the following:

1.  Election of Directors

Nominees

01  Walter C. Zable                    02  Bruce G. Blakley                03  Bradley H. Feldmann          04  Edwin A. Guiles                 05  Steven J. Norris

06  Dr. Robert S. Sullivan  07  Dr. John H. Warner, Jr.

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

2       To approve the Cubic Corporation 2015 Incentive Award Plan.

3       To approve the Cubic Corporation Employee Stock Purchase Plan.

4       To consider and vote upon, on an advisory basis, the compensation of the Company’s executive officers.

5       To confirm the selection of Ernst & Young LLP as the Company’s independent registered public accountants for Fiscal Year 2015.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Cubic Corporation Attn: Investor Relations P.O. Box 85587 San Diego, CA 92186

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS DETACH

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	AND RETURN THIS PORTION ONLY

	For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	All	All	Except
The Board of Directors recommends you vote FOR the following:
	☐	☐	☐
1. Election of Directors Nominees

01 Walter C. Zable	02 Bruce G. Blakley		03 Bradley H. Feldmann	04 Edwin A. Guiles		05 Steven J. Norris
06 Dr. Robert S. Sullivan	07 Dr. John H. Warner, Jr.

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.						For	Against	Abstain
2 To approve the Cubic Corporation 2015 Incentive Award Plan.						☐	☐	☐
3 To approve the Cubic Corporation Employee Stock Purchase Plan.						☐	☐	☐
4 To consider and vote upon, on an advisory basis, the compensation of the Company’s executive officers.						☐	☐	☐
5 To confirm the selection of Ernst & Young LLP as the Company’s independent registered public accountants for Fiscal Year 2015.						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)	Yes	No	☐

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, orother fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

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Annual Meeting Admission Ticket

Cubic Corporation

Annual Meeting of Shareholders

Cubic Corporation Headquarters

9333 Balboa Avenue

San Diego, CA 92123

This Admission Ticket will be required to admit you to the meeting

Please write your name and address in the space provided below and present this ticket when you enter

Name:

Address:

City, State and Zip Code:

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice and Proxy Statement are available at www.proxyvote.com.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

CUBIC CORPORATION Annual Meeting of Shareholders February 24, 2015 11:30 AM This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Walter C. Zable and Bradley H. Feldmann, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CUBIC CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:30 AM, PST on February 24, 2015, at 9333 Balboa Avenue, San Diego, CA 92123, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed by the shareholder(s).  If no such directions are made, this proxy will be voted for the election of the nominees listed on the reverse side for the Board of Directors and for each proposal.

Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

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